                                                                     EXHIBIT 4.1



                               SLEEPMASTER L.L.C.
                         SLEEPMASTER FINANCE CORPORATION
                                   AS ISSUERS,

                           HERR MANUFACTURING COMPANY
                           PALM BEACH BEDDING COMPANY
                           LOWER ROAD ASSOCIATES, LLC
                                 AS GUARANTORS,

                                       AND

                     UNITED STATES TRUST COMPANY OF NEW YORK
                                   AS TRUSTEE


                             ----------------------

                                    INDENTURE

                            DATED AS OF MAY 18, 1999


                             ----------------------


                                  $115,000,000

                     11% SENIOR SUBORDINATED NOTES DUE 2009

     Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Indenture, dated as of May 18, 1999

Trust Indenture                                                Indenture
  Act Section                                                   Section
  -----------                                                   -------
Section 310 (a)(1)..........................................      609
            (a)(2)..........................................      609
            (b).............................................      608, 610
Section 311 (a).............................................      613
            (c).............................................      Not Applicable
Section 312 (a).............................................      701
            (b).............................................      702
            (c).............................................      702
Section 313 (a).............................................      703
Section 314 (a).............................................      704
            (a)(4)..........................................      1019
            (b).............................................      Not Applicable
            (c)(1)..........................................      103, 104, 404, 1201
            (c)(2)..........................................      103, 104, 404, 1201
            (d).............................................      Not Applicable
            (e).............................................      103
Section 315 (a).............................................      601(b)
            (b).............................................      602
            (c).............................................      601(a)
            (d).............................................      601(c), 603
            (e).............................................      514
Section 316 (a)(last sentence)..............................      101 ("Outstanding")
            (a)(1)(A).......................................      502, 512
            (a)(1)(B).......................................      513
            (a)(2)..........................................      Not Applicable
            (b).............................................      508
            (c).............................................      105
Section 317 (a)(1)..........................................      503
            (a)(2)..........................................      504
            (b).............................................      1003
Section 318 (a).............................................      108

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                                TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
PARTIES......................................................................   1

RECITALS.....................................................................   1


                                   ARTICLE ONE
                 DEFINITIONS AND OTHER PROVISIONS OF GENERAL
                                   APPLICATION

Section 101.   Definitions...................................................   2
                  "Acquired Indebtedness"....................................   2
                  "Additional Securities"....................................   2
                  "Affiliate"................................................   3
                  "Applicable Premium".......................................   3
                  "Applicable Procedures"....................................   3
                  "Asset Sale"...............................................   3
                  "Average Life to Stated Maturity"..........................   4
                  "Bankruptcy Law"...........................................   4
                  "Board of Directors".......................................   4
                  "Board Resolution".........................................   4
                  "Business Day".............................................   4
                  "Capital Lease Obligation".................................   4
                  "Capital Stock"............................................   4
                  "Cedel"....................................................   5
                  "Change of Control"........................................   5
                  "Commission"...............................................   6
                  "Company"..................................................   6
                  "Company Request" or "Company Order".......................   6
                  "Comparable Treasury Issue"................................   6
                  "Comparable Treasury Price"................................   6
                  "Consolidated Fixed Charge Coverage Ratio".................   6
                  "Consolidated Income Tax Expense"..........................   7
                  "Consolidated Interest Expense"............................   8
                  "Consolidated Net Income (Loss)"...........................   8
                  "Consolidated Net Tangible Assets".........................   9
                  "Consolidated Non-cash Charges"............................   9
                  "Consolidation"............................................   9
                  "Corporate Trust Office"...................................   9
                  "Credit Facility"..........................................   9
                  "Currency Hedging Agreements"..............................   9

                  "Default".................................................   10
                  "Depositary"..............................................   10
                  "Designated Senior Indebtedness"..........................   10
                  "Disinterested Director"..................................   10
                  "Euroclear"...............................................   10
                  "Event of Default"........................................   10
                  "Exchange Act"............................................   10
                  "Exchange Offer"..........................................   10
                  "Exchange Offer Registration Statement"...................   10
                  "Fair Market Value".......................................   10
                  "Finance Corp."...........................................   11
                  "GAAP"....................................................   11
                  "Global Securities".......................................   11
                  "Guarantee"...............................................   11
                  "Guaranteed Debt".........................................   11
                  "Guarantor"...............................................   11
                  "Holder"..................................................   11
                  "Indebtedness"............................................   12
                  "Indenture"...............................................   12
                  "Indenture Obligations"...................................   12
                  "Independent Investment Banker"...........................   13
                  "Initial Securities"......................................   13
                  "Initial Purchasers"......................................   13
                  "Interest Payment Date"...................................   13
                  "Interest Rate Agreements"................................   13
                  "Investment"..............................................   13
                  "Issue Date"..............................................   13
                  "Lien"....................................................   13
                  "Majority Owned Restricted Subsidiary"....................   14
                  "Maturity"................................................   14
                  "Moody's".................................................   14
                  "Net Cash Proceeds".......................................   14
                  "Non-U.S. Person".........................................   14
                  "Officers' Certificate"...................................   14
                  "Opinion of Counsel"......................................   15
                  "Opinion of Independent Counsel"..........................   15
                  "Outstanding".............................................   15
                  "Pari Passu Indebtedness".................................   16
                  "Paying Agent"............................................   16
                  "Permitted Holders".......................................   16

                  "Permitted Investment"....................................   16
                  "Person"..................................................   17
                  "Predecessor Security"....................................   17
                  "Preferred Stock".........................................   17
                  "Prospectus"..............................................   17
                  "Public Equity Offering"..................................   17
                  "Purchase Money Obligation"...............................   17
                  "Qualified Capital Stock".................................   18
                  "Redeemable Capital Stock"................................   18
                  "Redemption Date".........................................   18
                  "Redemption Price"........................................   18
                  "Reference Treasury Dealer"...............................   18
                  "Reference Treasury Dealer Quotations"....................   18
                  "Registration Rights Agreement"...........................   19
                  "Registration Statement"..................................   19
                  "Regular Record Date".....................................   19
                  "Regulation S"............................................   19
                  "Regulation S Global Securities"..........................   19
                  "Responsible Officer".....................................   19
                  "Restricted Subsidiary"...................................   19
                  "Rule 144A"...............................................   19
                  "Rule 144A Global Securities".............................   20
                  "S&P".....................................................   20
                  "Securities"..............................................   20
                  "Securities Act"..........................................   20
                  "Senior Indebtedness".....................................   20
                  "Senior Guarantor Indebtedness"...........................   20
                  "Senior Representative"...................................   21
                  "Series B Global Securities"..............................   21
                  "Shelf Registration Statement"............................   21
                  "Sleep Investor Promissory Notes".........................   21
                  "Special Preferred Stock".................................   21
                  "Special Record Date".....................................   22
                  "Stated Maturity".........................................   22
                  "Subordinated Indebtedness"...............................   22
                  "Subsidiary"..............................................   22
                  "Successor Security"......................................   22
                  "Tax Amounts".............................................   22
                  "Taxable Income"..........................................   23
                  "Temporary Cash Investments"..............................   23
                  "Treasury Rate"...........................................   23
                  "Trustee".................................................   24

                  "Trust Indenture Act".....................................   24
                  "Unrestricted Subsidiary".................................   24
                  "Unrestricted Subsidiary Indebtedness"....................   24
                  "Voting Stock"............................................   24
                  "Wholly Owned Restricted Subsidiary"......................   24
Section 102.   Other Definitions............................................   25
Section 103.   Compliance Certificates and Opinions.........................   26
Section 104.   Form of Documents Delivered to Trustee.......................   27
Section 105.   Acts of Holders..............................................   28
Section 106.   Notices, etc., to the Trustee, the Company,
               Finance Corp. and any Guarantor..............................   29
Section 107.   Notice to Holders; Waiver....................................   30
Section 108.   Conflict with Trust Indenture Act............................   30
Section 109.   Effect of Headings and Table of Contents.....................   31
Section 110.   Successors and Assigns.......................................   31
Section 111.   Separability Clause..........................................   31
Section 112.   Benefits of Indenture........................................   31
SECTION 113.   GOVERNING LAW................................................   31
Section 114.   Legal Holidays...............................................   31
Section 115.   Independence of Covenants....................................   32
Section 116.   Schedules and Exhibits.......................................   32
Section 117.   Counterparts.................................................   32


                                   ARTICLE TWO
                                 SECURITY FORMS

Section 201.   Forms Generally..............................................   33
Section 202.   Form of Face of Security.....................................   34
Section 203.   Form of Reverse of Securities................................   48
Section 204.   Form of Guarantee............................................   58


                                  ARTICLE THREE
                                 THE SECURITIES

Section 301.   Title and Terms..............................................   59
Section 302.   Denominations................................................   60
Section 303.   Execution, Authentication, Delivery and Dating...............   60
Section 304.   Temporary Securities.........................................   62
Section 305.   Registration, Registration of Transfer and Exchange..........   62
Section 306.   Book Entry Provisions for Global Securities..................   64
Section 307.   Special Transfer and Exchange Provisions.....................   65

Section 308.   Mutilated, Destroyed, Lost and Stolen Securities.............   69
Section 309.   Payment of Interest; Interest Rights Preserved...............   70
Section 310.   CUSIP Numbers................................................   71
Section 311.   Persons Deemed Owners........................................   71
Section 312.   Cancellation.................................................   72
Section 313.   Computation of Interest......................................   72


                                  ARTICLE FOUR
                       DEFEASANCE AND COVENANT DEFEASANCE

Section 401.   Option to Effect Defeasance or Covenant
               Defeasance...................................................   73
Section 402.   Defeasance and Discharge.....................................   73
Section 403.   Covenant Defeasance..........................................   73
Section 404.   Conditions to Defeasance or Covenant Defeasance..............   74
Section 405    Deposited Money and U.S. Government Obligations
               to Be Held in Trust; Other Miscellaneous Provisions..........   76
Section 406    Reinstatement................................................   77


                                  ARTICLE FIVE
                                    REMEDIES

Section 501    Events of Default............................................   78
Section 502    Acceleration of Maturity; Rescission and Annulment...........   80
Section 503    Collection of Indebtedness and Suits for
               Enforcement by Trustee.......................................   81
Section 504    Trustee May File Proofs of Claim.............................   82
Section 505    Trustee May Enforce Claims without Possession of Securities..   83
Section 506    Application of Money Collected...............................   83
Section 507    Limitation on Suits..........................................   83
Section 508    Unconditional Right of Holders to Receive Principal, Premium
               and Interest.................................................   84
Section 509    Restoration of Rights and Remedies...........................   84
Section 510    Rights and Remedies Cumulative...............................   85
Section 511    Delay or Omission Not Waiver.................................   85
Section 512    Control by Holders...........................................   85
Section 513    Waiver of Past Defaults......................................   85
Section 514    Undertaking for Costs........................................   86
Section 515    Waiver of Stay, Extension or Usury Laws......................   86
Section 516    Remedies Subject to Applicable Law...........................   87

                                   ARTICLE SIX
                                   THE TRUSTEE

Section 601    Duties of Trustee............................................   88
Section 602    Notice of Defaults...........................................   89
Section 603    Certain Rights of Trustee....................................   89
Section 604    Trustee Not Responsible for Recitals, Dispositions of
               Securities or Application of Proceeds Thereof................   91
Section 605    Trustee and Agents May Hold Securities; Collections; etc.....   91
Section 606    Money Held in Trust..........................................   91
Section 607    Compensation and Indemnification of Trustee and Its Prior
               Claim........................................................   91
Section 608    Conflicting Interests........................................   92
Section 609    Trustee Eligibility..........................................   92
Section 610    Resignation and Removal; Appointment of
               Successor Trustee............................................   93
Section 611    Acceptance of Appointment by Successor.......................   94
Section 612    Merger, Conversion, Consolidation or Succession to Business..   95
Section 613    Preferential Collection of Claims Against
               Company......................................................   96


                                  ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUERS

Section 701    Issuers to Furnish Trustee Names and Addresses of Holders....   97
Section 702    Disclosure of Names and Addresses of Holders.................   97
Section 703    Reports by Trustee...........................................   97
Section 704    Reports by  Company and Guarantors...........................   98


                                  ARTICLE EIGHT
                      CONSOLIDATION, MERGER, SALE OF ASSETS

Section 801    Company and Guarantors May Consolidate, etc.,
               Only on Certain Terms........................................   100
Section 802    Successor Substituted........................................   103


                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

Section 901    Supplemental Indentures and Agreements without Consent of
               Holders.....................................................   104
Section 902    Supplemental Indentures and Agreements with Consent of
               Holders......................................................   105
Section 903    Execution of Supplemental Indentures and Agreements..........   106
Section 904    Effect of Supplemental Indentures............................   107
Section 905    Conformity with Trust Indenture Act..........................   107
Section 906    Reference in Securities to Supplemental Indentures...........   107
Section 907    Notice of Supplemental Indentures............................   107


                                   ARTICLE TEN
                                    COVENANTS

Section 1001   Payment of Principal, Premium and Interest...................   108
Section 1002   Maintenance of Office or Agency..............................   108
Section 1003   Money for Security Payments to Be Held in Trust..............   108
Section 1004   Corporate Existence..........................................   110
Section 1005   Payment of Taxes and Other Claims............................   110
Section 1006   Maintenance of Properties....................................   111
Section 1007   Maintenance of Insurance.....................................   111
Section 1008   Limitation on Indebtedness...................................   111
Section 1009   Limitation on Restricted Payments............................   115
Section 1010   Limitation on Transactions with Affiliates...................   121
Section 1011   Limitation on Liens..........................................   122
Section 1012   Limitation on Sale of Assets.................................   124
Section 1013   Limitation on Issuances of Guarantees of and Pledges for
               Indebtedness.................................................   129
Section 1014   Limitation on Senior Subordinated Indebtedness...............   130
Section 1015   Purchase of Securities upon a Change of Control..............   130
Section 1016   Limitation on Subsidiary Capital Stock.......................   137
Section 1017   Limitation on Dividend and Other Payment Restrictions
               Affecting Subsidiaries.......................................   138
Section 1018   Limitations on Unrestricted Subsidiaries.....................   139
Section 1019   Limitation on Activities of Finance Corp.....................   140
Section 1020   Provision of Financial Statements............................   141
Section 1021   Statement by Officers as to Default..........................   141
Section 1022   Waiver of Certain Covenants..................................   142

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

Section 1101   Rights of Redemption.........................................   143
Section 1102   Applicability of Article.....................................   143
Section 1103   Election to Redeem; Notice to Trustee........................   144
Section 1104   Selection by Trustee of Securities to Be Redeemed............   144
Section 1105   Notice of Redemption.........................................   144
Section 1106   Deposit of Redemption Price..................................   145
Section 1107   Securities Payable on Redemption Date........................   146
Section 1108   Securities Redeemed or Purchased in Part.....................   146


                                 ARTICLE TWELVE
                           SATISFACTION AND DISCHARGE

Section 1201   Satisfaction and Discharge of Indenture......................   147
Section 1202   Application of Trust Money...................................   148


                                ARTICLE THIRTEEN
                           SUBORDINATION OF SECURITIES

Section 1301   Securities Subordinate to Senior Indebtedness................   149
Section 1302   Payment Over of Proceeds Upon Dissolution, etc...............   149
Section 1303   Suspension of Payment When Designated Senior Indebtedness in
               Default......................................................   150
Section 1304   Payment Permitted if No Default..............................   152
Section 1305   Subrogation to Rights of Holders of Senior Indebtedness......   152
Section 1306   Provisions Solely to Define Relative Rights..................   153
Section 1307   Trustee to Effectuate Subordination..........................   153
Section 1308   No Waiver of Subordination Provisions........................   153
Section 1309   Notice to Trustee............................................   154
Section 1310   Reliance on Judicial Orders or Certificates..................   155
Section 1311   Rights of Trustee as a Holder of Senior Indebtedness;
               Preservation of Trustee's Rights..............................  155
Section 1312   Article Applicable to Paying Agents..........................   156
Section 1313   No Suspension of Remedies....................................   156
Section 1314   Trustee's Relation to Senior Indebtedness....................   156

                                ARTICLE FOURTEEN
                                   GUARANTEES

Section 1401   Guarantors' Guarantee........................................   157
Section 1402   Continuing Guarantee; No Right of Set-Off; Independent
               Obligation...................................................   157
Section 1403   Guarantee Absolute...........................................   158
Section 1404   Right to Demand Full Performance.............................   161
Section 1405   Waivers......................................................   161
Section 1406   The Guarantors Remain Obligated in Event the Issuers Are No
               Longer Obligated to Discharge Indenture Obligations..........   163
Section 1407   Fraudulent Conveyance; Contribution;
               Subrogation..................................................   163
Section 1408   Guarantee Is in Addition to Other Security...................   164
Section 1409   Release of Security Interests................................   164
Section 1410   No Bar to Further Actions....................................   164
Section 1411   Failure to Exercise Rights Shall Not Operate as a Waiver; No
               Suspension of Remedies.......................................   164
Section 1412   Trustee's Duties; Notice to Trustee..........................   165
Section 1413   Successors and Assigns.......................................   165
Section 1414   Release of Guarantee.........................................   165
Section 1415   Execution of Guarantee.......................................   166
Section 1416   Guarantee Subordinate to Guarantor Senior Indebtedness.......   166
Section 1417   Payment Over of Proceeds Upon Dissolution of the
               Guarantor, etc...............................................   167
Section 1418   Default on Guarantor Senior Indebtedness.....................   168
Section 1419   Payment Permitted by Each of the Guarantors if
               No Default...................................................   169
Section 1420   Subrogation to Rights of Holders of Guarantor
               Senior Indebtedness..........................................   169
Section 1421   Provisions Solely to Define Relative Rights..................   169
Section 1422   Trustee to Effectuate Subordination..........................   170
Section 1423   No Waiver of Subordination Provisions........................   170
Section 1424   Notice to Trustee by Each of the Guarantors..................   171
Section 1425   Reliance on Judicial Orders or Certificates..................   172
Section 1426   Rights of Trustee as a Holder of Guarantor Senior
               Indebtedness; Preservation of Trustee's Rights...............   172
Section 1427   Article Applicable to Paying Agents..........................   172
Section 1428   No Suspension of Remedies....................................   173
Section 1429   Trustee's Relation to Guarantor Senior
               Indebtedness.................................................   173

TESTIMONIUM

SIGNATURES AND SEALS

ACKNOWLEDGMENTS

ANNEX A           Form of Intercompany Note

SCHEDULE I        Individuals/Entities holding Sleep Investor Promissory Notes

EXHIBIT A         Regulation S Certificate

EXHIBIT B         Restricted Securities Certificate

EXHIBIT C         Unrestricted Securities Certificate

APPENDIX I        Form of Transfer Notice

APPENDIX II       Form of Transferee Certificate

            INDENTURE, dated as of May 18, 1999, between Sleepmaster L.L.C., a New Jersey limited liability company (the "Company") and Sleepmaster Finance Corporation, a Delaware corporation ("Finance Corp." and, together with the Company, the "Issuers"), and Herr Manufacturing Company, a Pennsylvania corporation, Palm Beach Bedding Company, a Florida corporation and Lower Road Associates, LLC, a New Jersey limited liability company (each a "Guarantor" and collectively, the "Guarantors"), and United States Trust Company of New York, a bank and trust company organized under the New York Banking Law, as trustee (the "Trustee").

            RECITALS OF THE COMPANY AND THE GUARANTORS

            The Issuers have duly authorized the creation of an issue of 11% Senior Subordinated Notes due 2009, Series A (the "Series A Securities"), and an issue of 11% Senior Subordinated Notes due 2009, Series B (the "Series B Securities" and, together with the Series A Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuers has duly authorized the execution and delivery of this Indenture and the Securities;

            Each Guarantor has duly authorized the issuance of a Guarantee of the Securities, of substantially the tenor hereinafter set forth, and to provide therefor, each Guarantor has duly authorized the execution and delivery of this Indenture and its Guarantee;

            This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act;

            All acts and things necessary have been done to make (i) the Securities, when duly issued and executed by each of the Issuers and authenticated and delivered hereunder, the valid obligations of each of the Issuers, (ii) the Guarantees, when executed by each of the Guarantors and delivered hereunder, the valid obligation of each of the Guarantors and (iii) this Indenture a valid agreement of each of the Issuers and each of the Guarantors in accordance with the terms of this Indenture;

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      Section 101.  Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

            (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

            (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America; and

            (f) all references herein to particular Sections or Articles refer to this Indenture unless otherwise so indicated.

            Certain terms used principally in Article Four are defined in Article Four.

            "Acquired Indebtedness" means Indebtedness of a Person (1) existing at the time such Person becomes a Restricted Subsidiary or (2) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or such acquisition, as the case may be. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Restricted Subsidiary, as the case may be.

            "Additional Securities" means up to $50.0 million aggregate principal amount of Securities (other than the Initial Securities) issued under this Indenture in accordance with Sections 303 and 1108 hereof, as part of the same series as the Initial Securities. The Initial Securities and any Additional Securities subsequently issued under this Indenture shall be treated as a single class for all purposes under this Indenture, including, without limitation, waivers, amendments, redemptions, and offers to purchase.

            "Affiliate" means, with respect to any specified Person: (1) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; (2) any other Person that owns, directly or indirectly, 10% or more of any class or series of such specified Person's (or any of such Person's direct or indirect parent's) Capital Stock or any officer or director of any such specified Person or other Person or, with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin; or
(3) any other Person 10% or more of the Voting Stock of which is beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Applicable Premium" means, with respect to a Security to be redeemed at any redemption date, the excess of (A) the present value at such time of (1) the redemption price of such Security at May 15, 2004, plus (2) all required interest payments (excluding accrued but unpaid interest to the date of redemption) due on such Security through May 15, 2004, computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (B) the then outstanding principal amount of such Security.

            "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

            "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback transaction) (collectively, a "transfer"), directly or indirectly, in one or a series of related transactions, of: (1) any Capital Stock of any Restricted Subsidiary; (2) all or substantially all of the properties and assets of any division or line of business of the Company or any Restricted Subsidiary; or (3) any other properties or assets of the Company or any Restricted Subsidiary other than in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include any transfer of properties and assets (A) that is governed by the provisions described under Article Eight hereof," (B) that is by the Company to any Majority Owned Restricted Subsidiary, or by any Restricted Subsidiary to the Company or any Majority Owned Restricted Subsidiary in accordance with the terms of the Indenture, (C) to an Unrestricted Subsidiary to the extent permitted by the terms of Section 1009 hereof; (D) that is of obsolete equipment in the ordinary course of business, or (E) the Fair Market Value of which in the aggregate does not exceed $500,000 in any transaction or series of related transactions.

            "Average Life to Stated Maturity" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (1) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal payment of such Indebtedness multiplied by (b) the amount of each such principal payment by (2) the sum of all such principal payments.

            "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law or foreign law relating to bankruptcy, insolvency, receivership, winding up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

            "Board of Directors" means the board of directors of the Company, Finance Corp. or any Guarantor, as the case may be, or any duly authorized committee of such board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, Finance Corp. or any Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in The City of New York or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law, regulation or executive order to close.

            "Capital Lease Obligation" of any Person means any obligation of such Person and its Restricted Subsidiaries on a Consolidated basis under any capital lease of (or other agreement conveying the right to use) real or personal property which, in accordance with GAAP, is required to be recorded as a capitalized lease obligation.

            "Capital Stock" of any Person means any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, other equity interests whether now outstanding or issued after the date hereof, partnership or membership interests (whether general or limited), limited liability company interests, any other interest or participation that confers on a Person that right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, including any Preferred Stock, and any rights (other than debt securities convertible into Capital Stock), warrants or options exchangeable for or convertible into such Capital Stock.

            "Cedel" means Cedel, S.A. (or any successor securities clearing agency).

            "Change of Control" means the occurrence of any of the following events: (1) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total outstanding Voting Stock of the Company or Finance Corp.;
(2) during any period of two consecutive years, individuals who (a) at the beginning of such period constituted the board of directors of the Company or Finance Corp. (together with any new directors whose election to such board or whose nomination for election by the stockholders of the Company or Finance Corp. was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such board of directors then in office or (b) were designated by the Permitted Holders cease for any reason to constitute a majority of such board of directors then in office; (3) the Company or Finance Corp. consolidates with or merges with or into any Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with or merges into or with the Company or Finance Corp., in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company or Finance Corp. is converted into or exchanged for cash, securities or other property, other than any such transaction where (A) the outstanding Voting Stock of the Company or Finance Corp. is changed into or exchanged for (1) Voting Stock of the surviving corporation which is not Redeemable Capital Stock or (2) cash, securities and other property (other than Capital Stock of the surviving corporation) in an amount which could be paid by the Company as a Restricted Payment as described under Section 1009 hereof (and such amount shall be treated as a Restricted Payment subject to the provisions of Section 1009 hereof and (B) immediately after such transaction, no "person" or "group," other than Permitted Holders, is the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total outstanding Voting Stock of the surviving corporation; or (4) the Company or Finance Corp. is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions under Article Eight herein. For purposes of this definition, any transfer of an equity interest of an entity that was formed for the purpose of acquiring voting stock of the Company or Finance Corp. will be deemed to be a transfer of such portion of such voting stock as corresponds to the portion of the equity of such entity that has been so transferred.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of the Indenture such Commission is not existing and performing the duties now assigned to it under the Securities Act, Exchange Act and Trust Indenture Act then the body performing such duties at such time.

            "Company" means Sleepmaster, L.L.C., a limited liability company under the laws of New Jersey, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Sections 310 through 317 of the Trust Indenture Act as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for purposes of complying with such provisions.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Issuers by, in the case of each Issuer, any one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or a Vice President (regardless of Vice Presidential designation), and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Comparable Treasury Issue" means the United States Treasury Security selected by an Independent Investment Banker, having a maturity comparable to the first redemption date of the Securities, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the first redemption date of such Securities.

            "Comparable Treasury Price" means, with respect to any redemption date, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

            "Consolidated Fixed Charge Coverage Ratio" of any Person means, for any period, the ratio of (a) the sum of Consolidated Net Income (Loss), and in each case to the extent deducted in computing Consolidated Net Income (Loss) for such period, Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-cash Charges for such period, of such Person and its Restricted Subsidiaries on a

Consolidated basis, all determined in accordance with GAAP, less all noncash items increasing Consolidated Net Income for such period and less all cash payments during such period relating to noncash charges that were added back to Consolidated Net Income in determining the Consolidated Fixed Charge Coverage Ratio in any prior period to (b) the sum of Consolidated Interest Expense for such period, plus cash and noncash dividends (except for dividends on Qualified Capital Stock paid in shares of Qualified Capital Stock) paid on any Preferred Stock of such Person and its Restricted Subsidiaries on a Consolidated basis during such period, in each case after giving pro forma effect (as calculated in accordance with Article 11 of Regulation S-X under the Securities Act of 1933 as in effect on the date of the Indenture) to (1) the incurrence of the Indebtedness giving rise to the need to make such calculation and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, on the first day of such period; (2) the incurrence, repayment or retirement of any other Indebtedness by the Issuers and their Restricted Subsidiaries since the first day of such period as if such Indebtedness was incurred, repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period); (3) in the case of Acquired Indebtedness or any acquisition occurring at the time of the incurrence of such Indebtedness, the related acquisition, assuming such acquisition had been consummated on the first day of such period; and (4) any acquisition or disposition by the Issuers and their Restricted Subsidiaries of any company or any business or any assets out of the ordinary course of business, whether by merger, stock purchase or sale or asset purchase or sale, or any related repayment of Indebtedness, in each case since the first day of such period, assuming such acquisition or disposition had been consummated on the first day of such period; provided that (1) in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a pro forma basis and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of such Person, a fixed or floating rate of interest, shall be computed by applying at the option of such Person either the fixed or floating rate and (2) in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period.

            "Consolidated Income Tax Expense" of any Person means, for any period, the provision for federal, state, local and foreign income taxes of such Person and its Consolidated Restricted Subsidiaries for such period as determined in accordance with GAAP.

            "Consolidated Interest Expense" of any Person means, without duplication, for any period, the sum of (a) the interest expense of such Person and its Restricted Subsidiaries for such period, on a Consolidated basis, including, without limitation, (1) amortization of debt discount, (2) the net costs associated with Interest Rate Agreements and Currency Hedging Agreements (including amortization of discounts), (3) the interest portion of any deferred payment obligation, (4) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers acceptance financing and (5) accrued interest, plus (b)(1) the interest component of the Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Restricted Subsidiaries during such period and (2) all capitalized interest of such Person and its Restricted Subsidiaries plus (c) the interest expense under any Guaranteed Debt of such Person and any Restricted Subsidiary to the extent not included under clause (a)(4) above, whether or not paid by such Person or its Restricted Subsidiaries, less (d) for purposes of calculating the Consolidated Fixed Charge Coverage Ratio, amortization of deferred financing costs incurred in connection with the offering of the Securities (other than any Additional Securities), entering into of the Credit Facility as in effect on the date of the Indenture and the transactions related thereto and any other deferred financing costs incurred prior to the date of this Indenture.

            "Consolidated Net Income (Loss)" of any Person means, for any period, the Consolidated net income (or loss) of such Person and its Restricted Subsidiaries for such period on a Consolidated basis as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income (or loss), by excluding, without duplication, (1) all extraordinary gains or losses net of taxes (less all fees and expenses relating thereto), (2) the portion of net income (or loss) of such Person and its Restricted Subsidiaries on a Consolidated basis allocable to minority interests in unconsolidated Persons or Unrestricted Subsidiaries to the extent that cash dividends or distributions have not actually been received by such Person or one of its Consolidated Restricted Subsidiaries, (3) net income (or loss) of any Person combined with such Person or any of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (4) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (5) gains or losses, net of taxes (less all fees and expenses relating thereto), in respect of dispositions of assets other than in the ordinary course of business, (6) the net income of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, (7) any restoration to net income of any contingency reserve, except to the extent provision for such reserve was made out of income accrued at any time following the date of this Indenture, or (8) any net gain arising from the acquisition of any securities or extinguishment, under GAAP, of any Indebtedness of such Person.

            "Consolidated Net Tangible Assets" of any Person means as of any date of determination, the total assets, less goodwill, patents, trade names, trade marks, copyrights, franchises and other intangible assets, and less deferred tax assets, if any, in each case as shown on the balance sheet of the Company and its Restricted Subsidiaries for the most recently ended fiscal quarter for which financial statements are available, determined on a consolidated basis in accordance with GAAP.

            "Consolidated Non-cash Charges" of any Person means, for any period, the aggregate depreciation, amortization and other non-cash charges of such Person and its Restricted Subsidiaries on a Consolidated basis for such period, as determined in accordance with GAAP (excluding any non-cash charge which requires an accrual or reserve for cash charges for any future period).

            "Consolidation" means, with respect to any Person, the consolidation of the accounts of such Person and each of its subsidiaries if and to the extent the accounts of such Person and each of its Restricted Subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

            "Corporate Trust Office" means the office of the Trustee or an affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at 114 West 47th Street, New York, New York 10036.

            "Credit Facility" means the Credit Facility, dated as of the Issue Date, among the Company, the Guarantors, the lending institutions named therein and First Union National Bank as administrative agent, as such agreement, in whole or in part, may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing, including increases in commitments (provided that the incurrence of Indebtedness permitted by such increased commitments satisfies the provisions under Section 1008 hereof).

            "Currency Hedging Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

            "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

            "Depositary" means, with respect to the Securities issued in the form of one or more Book-Entry Securities, The Depository Trust Company ("DTC"), its nominees and successors, or another Person designated as Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

            "Designated Senior Indebtedness" means (1) all Senior Indebtedness under the Credit Facility and (2) any other Senior Indebtedness which at the time of determination has an aggregate principal amount outstanding of at least $20 million and which is specifically designated in the instrument evidencing such Senior Indebtedness or the agreement under which such Senior Indebtedness arises as "Designated Senior Indebtedness" by the Company.

            "Disinterested Director" means, with respect to any transaction or series of related transactions, a member of the Board of Directors of the Company who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions.

            "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

            "Event of Default" has the meaning specified in Section 501.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

            "Exchange Offer" means the exchange offer by the Company and the Guarantors of Series B Securities for Series A Securities to be effected pursuant to Section 2.1 of the Registration Rights Agreement.

            "Exchange Offer Registration Statement" means the registration statement under the Securities Act contemplated by Section 2.1 of the Registration Rights Agreement.

            "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length free market transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. Fair Market Value shall be determined by the Board of Directors of the Company acting in good faith and shall be evidenced by a resolution of the Board of Directors.

            "Finance Corp." means Sleepmaster Finance Corp., a corporation organized under the laws of Delaware, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture.

            "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are in effect on the date of this Indenture.

            "Global Securities" means the Rule 144A Global Securities, the Regulation S Global Securities and the Series B Global Securities to be issued as Book-Entry Securities issued to the Depositary in accordance with Section 306.

            "Guarantee" means the guarantee by any Guarantor of the Company's and Finance Corp.'s Indenture Obligations.

            "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (3) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (4) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or to cause such debtor to achieve certain levels of financial performance or (5) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

            "Guarantor" means any Subsidiary which is a guarantor of the Securities, including any Person that is required after the date hereof to execute a guarantee of the Securities pursuant to Section 1011 or Section 1013 until a successor replaces such party pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Indebtedness" means, with respect to any Person, without duplication, (1) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities,
(2) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (3) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (4) all obligations under Interest Rate Agreements or Currency Hedging Agreements of such Person, (5) all Capital Lease Obligations of such Person, (6) all Indebtedness referred to in clauses (1) through (5) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (7) all Guaranteed Debt of such Person, (8) all Redeemable Capital Stock issued by such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, (9) Preferred Stock of any Restricted Subsidiary of the Company or any Guarantor and (10) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses (1) through (9) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value to be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

            "Indenture" means this instrument as originally executed (including all exhibits and schedules thereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

            "Indenture Obligations" means the obligations of the Issuers and any other obligor under this Indenture or under the Securities, including any Guarantor, to pay principal of, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with this Indenture, the Securities and the performance of all other obligations to the Trustee and the holders under the Indenture and the Securities, according to the respective terms hereof and thereof.

            "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Issuers.

            "Initial Securities" means the first $115.0 million aggregate principal amount of the Securities issued under this Indenture on the date hereof.

            "Initial Purchasers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Union Capital Markets Corp.

            "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

            "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

            "Investment" means, with respect to any Person, directly or indirectly, any advance, loan (including guarantees), or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities issued or owned by any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP.

            "Issue Date" means the original issue date of the Securities under this Indenture.

            "Lien" means any mortgage or deed of trust, charge, pledge, lien (statutory or otherwise), privilege, security interest, assignment, deposit, arrangement, easement, hypothecation, claim, preference, priority or other encumbrance upon or with respect to any property of any kind (including any conditional sale, capital lease or other title retention agreement, any leases in the nature thereof, and any agreement to give any security interest), real or personal, movable or immovable, now owned or hereafter acquired. A Person will be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease Obligation or other title retention agreement.

            "Majority Owned Restricted Subsidiary" means any Restricted Subsidiary at least 90% of the Capital Stock of which is beneficially owned by the Company.

            "Maturity" means, when used with respect to the Securities, the date on which the principal of the Securities becomes due and payable as therein provided or as provided in this Indenture, whether at Stated Maturity, the Offer Date or the Redemption Date and whether by declaration of acceleration, Offer in respect of Excess Proceeds, Change of Control Offer in respect of a Change of Control, call for redemption or otherwise.

            "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

            "Net Cash Proceeds" means with respect to any Asset Sale by any Person, the proceeds thereof (without duplication in respect of all Asset Sales) in the form of cash or Temporary Cash Investments including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or Temporary Cash Investments (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary) net of (1) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (2) provisions for all taxes payable as a result of such Asset Sale, (3) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties the subject of such Asset Sale, (4) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (5) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee.

            "Non-U.S. Person" means a Person that is not a "U.S. person" as defined in Regulation S under the Securities Act.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, the Chief Executive Officer, the Chief Financial Officer or a Vice President (regardless of Vice Presidential designation), and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, Finance Corp. or any

Guarantor, as the case may be, and in form and substance reasonably satisfactory to, and delivered to, the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, Finance Corp., any Guarantor or the Trustee, unless an Opinion of Independent Counsel is required pursuant to the terms of this Indenture, and who shall be acceptable to the Trustee, and which opinion shall be in form and substance reasonably satisfactory to the Trustee.

            "Opinion of Independent Counsel" means a written opinion of counsel which is issued by a Person who is not an employee, director or consultant (other than non-employee legal counsel) of the Company, Finance Corp. or any Guarantor and who shall be acceptable to the Trustee, and which opinion shall be in form and substance reasonably satisfactory to the Trustee.

            "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company, Finance Corp. or any Affiliate thereof) in trust or set aside and segregated in trust by the Company, Finance Corp. or any Affiliate thereof (if the Company, Finance Corp., or any Affiliate thereof shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

            (c) Securities, to the extent provided in Sections 402 and 403, with respect to which the Issuers have effected defeasance or covenant defeasance as provided in Article Four; and

            (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee and the Issuers proof reasonably satisfactory to each of them that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Issuers;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuers, any Guarantor, or any other obligor upon the Securities or any Affiliate of the Issuers, any Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, Finance Corp., any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, Finance Corp., any Guarantor or such other obligor.

            "Pari Passu Indebtedness" means (a) with respect to the Company, any Indebtedness of the Company that is equal in right of payment to the Securities,
(b) with respect to Finance Corp., any Indebtedness of Finance Corp. that is equal in right of payment to the Securities and (c) with respect to any Guarantee, Indebtedness which ranks equal in right of payment to such Guarantee.

            "Paying Agent" means any Person (including the Company or Finance Corp.) authorized by the Company or Finance Corp. to pay the principal of, premium, if any, or interest on, any Securities on behalf of the Issuers.

            "Permitted Holders" means (1) Citicorp Venture Capital, Ltd., a New York Corporation, and its Affiliates (provided that for purposes of this provision only the definition of "Affiliate" shall not include clauses (2) or
(3) included in the definition thereof) and (2) Charles Schweitzer, James Koscica, Michael Reilly, Timothy Dupont and Michael Bubis, their respective spouses and children, and trusts for their benefit or for the benefit of their spouses and/or children.

            "Permitted Investment" means (1) Investments in any Majority Owned Restricted Subsidiary or any Person which, as a result of such Investment, (a) becomes a Majority Owned Restricted Subsidiary or (b) is merged or consolidated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or any Majority Owned Restricted Subsidiary; (2) Indebtedness of the Company or a Restricted Subsidiary described under clauses
(4), (5) and (6) of the definition of "Permitted Indebtedness;" (3) Investments in any of the Securities; (4) Temporary Cash Investments; (5) Investments acquired by the Company or any Restricted Subsidiary in connection with an Asset Sale permitted under Section 1012 herein to the extent such Investments are non-cash proceeds as permitted under such Section; (6) Investments in existence on the date of the Indenture; and (7) Investments, in addition to those listed in clauses (1) to (6), not to exceed $5 million at any one time outstanding. In connection with any assets or property contributed or transferred to any Person as an Investment, such property and assets shall be equal to the Fair Market Value (as determined by the Company's Board of Directors) at the time of Investment.

            "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 308 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

            "Preferred Stock" means, with respect to any Person, any Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Capital Stock of any other class in such Person.

            "Prospectus" means the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Series A Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

            "Public Equity Offering" means an underwritten public offering of common stock (other than Redeemable Capital Stock) of the Company with gross proceeds to the Company of at least $40 million pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-4 (or any successor form covering substantially the same transactions), Form S-8 (or any successor form covering substantially the same transactions) or otherwise relating to equity securities issuable under any employee benefit plan of the Company).

            "Purchase Money Obligation" means any Indebtedness secured by a Lien on assets related to the business of the Company and any additions and accessions thereto, which are purchased by the Company at any time after the Securities are issued; provided that (1) the security agreement or conditional sales or other title retention contract pursuant to which the Lien on such assets is created (collectively a "Purchase

Money Security Agreement") shall be entered into within 90 days after the purchase or substantial completion of the construction of such assets and shall at all times be confined solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom, (2) at no time shall the aggregate principal amount of the outstanding Indebtedness secured thereby be increased, except in connection with the purchase of additions and accessions thereto and except in respect of fees and other obligations in respect of such Indebtedness and (3)(A) the aggregate outstanding principal amount of Indebtedness secured thereby (determined on a per asset basis in the case of any additions and accessions) shall not at the time such Purchase Money Security Agreement is entered into exceed 100% of the purchase price to the Company of the assets subject thereto or (B) the Indebtedness secured thereby shall be with recourse solely to the assets so purchased or acquired, any additions and accessions thereto and any proceeds therefrom.

            "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

            "Redeemable Capital Stock" means any Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the principal of the Securities or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity (other than upon a change of control of the Company or Finance Corp. in circumstances where the holders of the Securities would have similar rights), or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity at the option of the holder thereof.

            "Redemption Date" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the price at which it is to be redeemed pursuant to this Indenture.

            "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and three other primary U.S. Government securities dealers in The City of New York to be selected by the Company and their respective successors.

            "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York time, on the third business day preceding such redemption date.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated as of May 18, 1999 among the Company, Finance Corp., the Guarantors and the Initial Purchasers.

            "Registration Statement" means any registration statement of the Company, Finance Corp. and the Guarantors which covers any of the Series A Securities (and related guarantees) or Series B Securities (and related guarantees) pursuant to the provisions of the Registration Rights Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Regular Record Date" for the interest payable on any Interest Payment Date means the May 1 or November 1 (whether or not a Business Day) next preceding such Interest Payment Date.

            "Regulation S" means Regulation S under the Securities Act, as amended from time to time.

            "Regulation S Global Securities" means one or more permanent global Securities in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S under the Securities Act.

            "Responsible Officer" when used with respect to the Trustee means any officer or employee assigned to the Corporate Trust Office or any agent of the Trustee appointed hereunder, including any vice president, assistant vice president, secretary, assistant secretary, or any other officer or assistant officer of the Trustee or any agent of the Trustee appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

            "Restricted Subsidiary" means any Subsidiary of the Company that has not been designated by the Board of Directors of the Company by a Board Resolution delivered to the Trustee as an Unrestricted Subsidiary pursuant to and in compliance with Section 1018 herein.

            "Rule 144A" means Rule 144A under the Securities Act, as amended from time to time.

            "Rule 144A Global Securities" means one or more permanent global Securities in registered form representing the aggregate principal amount of Securities sold in reliance on Rule 144A under the Securities Act.

            "S&P" means Standard & Poor's Rating Group, a division of McGraw Hill, Inc. or any successor rating agency.

            "Securities" shall have the meaning set forth in the Recitals. This Initial Securities and the Additional Securities shall be treated as a single class for all purposes under this Indenture.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

            "Senior Indebtedness" means the principal of, premium, if any, and interest on any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (1) Indebtedness evidenced by the Securities (including any Additional Securities), (2) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of the Company, (3) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 United States Code, is without recourse to the Company, (4) Indebtedness which is represented by Redeemable Capital Stock, (5) any liability for foreign, federal, state, local or other taxes owed or owing by the Company to the extent such liability constitutes Indebtedness, (6) Indebtedness of the Company to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's Subsidiaries, (7) to the extent it might constitute Indebtedness, amounts owing for goods, materials or services purchased in the ordinary course of business or consisting of trade accounts payable owed or owing by the Company, and amounts owed by the Company for compensation to employees or services rendered to the Company, (8) that portion of any Indebtedness which at the time of issuance is issued in violation of the Indenture and (9) Indebtedness evidenced by any guarantee of any Subordinated Indebtedness or Pari Passu Indebtedness.

            "Senior Guarantor Indebtedness" means the principal of, premium, if any, and interest on any Indebtedness of any Guarantor (other than as otherwise provided in this definition), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to any Guarantee. Notwithstanding the foregoing, "Senior Guarantor Indebtedness" shall not include
(1) Indebtedness evidenced by the Guarantees (including any guarantee by a Guarantor of Additional Securities), (2) Indebtedness that is subordinated or junior in right of payment to any Indebtedness of any Guarantor, (3) Indebtedness which when incurred and without respect to any election under
Section 1111(b) of Title 11 United States Code, is without recourse to any Guarantor, (4) Indebtedness which is represented by Redeemable Capital Stock,
(5) any liability for foreign, federal, state, local or other taxes owed or owing by any Guarantor to the extent such liability constitutes Indebtedness,
(6) Indebtedness of any Guarantor to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's Subsidiaries, (7) to the extent it might constitute Indebtedness, amounts owing for goods, materials or services purchased in the ordinary course of business or consisting of trade accounts payable owed or owing by such Guarantor, and amounts owed by such Guarantor for compensation to employees or services rendered to such Guarantor, (8) that portion of any Indebtedness which at the time of issuance is issued in violation of the Indenture and (9)Indebtedness evidenced by any guarantee of any Subordinated Indebtedness or Pari Passu Indebtedness.

            "Senior Representative" means the agent or representative of holders of any Designated Senior Indebtedness.

            "Series B Global Securities" means one or more permanent Global Securities in registered form representing the aggregate principal amount of Series B Securities exchanged for Series A Securities pursuant to the Exchange Offer.

            "Shelf Registration Statement" means a "shelf" registration statement of the Company and the Guarantors pursuant to Section 2.2 of the Registration Rights Agreement, which covers all of the Registrable Securities (as defined in the Registration Rights Agreement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Sleep Investor Promissory Notes" means the Junior Subordinated Notes, dated November 14, 1996, as in effect on the date of this Indenture, of Sleep Investor L.L.C. issued to each of the individuals and entities listed on
Schedule I hereto.

            "Special Preferred Stock" means Preferred Stock of the Company, in an aggregate amount not to exceed $40 million, which after the Issue Date is issued to and held solely by Citicorp Venture Capital Ltd. or Sleepmaster Holdings L.L.C., provided that (1) dividends on such Preferred Stock are not payable until the earlier of the Stated Maturity of the Securities and the date on which the Securities have been repaid in full and (2) such Preferred Stock is not Redeemable Capital Stock.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 309.

            "Stated Maturity" means, when used with respect to any Indebtedness or any installment of interest thereon, the dates specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest, as the case may be, is due and payable.

            "Subordinated Indebtedness" means Indebtedness of the Company, Finance Corp. or a Guarantor subordinated in right of payment to the Securities or a Guarantee, as the case may be.

            "Subsidiary" of a Person means (1) any corporation more than 50% of the outstanding voting power of the Voting Stock of which is owned or controlled, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries thereof, (2) any limited partnership of which such Person or any Subsidiary of such Person is a general partner, or (3) any other Person in which such Person, or one or more other Subsidiaries of such Person, or such Person and one or more other Subsidiaries, directly or indirectly, has more than 50% of the outstanding partnership or similar interests or has the power, by contract or otherwise, to direct or cause the direction of the policies, management and affairs thereof.

            "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 308 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Tax Amounts" means, with respect to a calendar year or portion thereof, an amount equal to the sum of (1) the federal income tax that would be imposed on the Taxable Income (as defined below) of the Company for such calendar year or portion thereof at the highest marginal tax rate applicable to corporate taxpayers in such calendar year or portion thereof, and (2) the state and local income tax that would be imposed on the Taxable Income of the Company for such calendar year or portion thereof in the state and local jurisdictions in which the Company qualifies as a corporation within the meaning of state and local provisions which are analogous to Section 7701 of the Internal

Revenue Code, at the highest marginal tax rates applicable to corporate taxpayers in such jurisdictions, in each case computed taking into account all available deductions or credits for federal, state or local income tax purposes of state and local income taxes described in clause (2) (such rate, the "Applicable Tax Rate").

             "Taxable Income" means the taxable income of the Company computed as if the Company filed a tax return for such calendar year as the parent of a consolidated group of corporations that includes the company and each domestic Subsidiary of the Company (provided that any amount distributed by the Company to Sleepmaster Holdings LLC to allow Sleep Investor LLC to make current cash interest payments on the Sleep Investor Promissory Notes shall be treated as a deduction from Taxable Income), except that such taxable income shall be reduced by any tax losses of the Company for prior years which were available to offset the taxable income of the Company and were not previously taken into account hereunder for prior years.

            "Temporary Cash Investments" means (1) any evidence of Indebtedness, maturing not more than one year after the date of acquisition, issued by the United States of America, or an instrumentality or agency thereof, and guaranteed fully as to principal, premium, if any, and interest by the full faith and credit of the United States of America, (2) any certificate of deposit, maturing not more than one year after the date of acquisition, issued by, or time deposit of, a commercial banking institution that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500 million, whose debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (3) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate or Subsidiary of the Company) organized and existing under the laws of the United States of America, any state thereof or the District of Columbia with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P and (4) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500 million; provided that the short term debt of such commercial bank has a rating, at the time of Investment, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor trustee.

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or any successor statute.

            "Unrestricted Subsidiary" means any Subsidiary of the Company (other than a Guarantor) designated as such pursuant to and in compliance with Section 1018 herein.

            "Unrestricted Subsidiary Indebtedness" of any Unrestricted Subsidiary means Indebtedness of such Unrestricted Subsidiary (1) as to which neither the Company, Finance Corp. nor any Restricted Subsidiary is directly or indirectly liable (by virtue of the Company, Finance Corp. or any such Restricted Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness), except Guaranteed Debt of the Company, Finance Corp. or any Restricted Subsidiary to any Affiliate, in which case (unless the incurrence of such Guaranteed Debt resulted in a Restricted Payment at the time of incurrence) the Company shall be deemed to have made a Restricted Payment equal to the principal amount of any such Indebtedness to the extent guaranteed at the time such Affiliate is designated an Unrestricted Subsidiary and (2) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of the Company, Finance Corp. or any Subsidiary to declare, a default on such Indebtedness of the Company, Finance Corp. or any Restricted Subsidiary or cause the payment thereof to be accelerated or payable prior to its Stated Maturity; provided that notwithstanding the foregoing any Unrestricted Subsidiary may guarantee the Securities.

            "Voting Stock" of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

            "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary all the Capital Stock (other than directors' qualifying shares or shares of foreign Restricted Subsidiaries required to be owned by foreign nationals pursuant to applicable law) of which is owned by the Company or another Wholly Owned Restricted Subsidiary.

      Section 102.  Other Definitions.

            Term                                    Defined in Section
            ----                                    ------------------
            "Act"                                          105
            "Agent Members"                                306
            "Change of Control Offer"                     1015
            "Change of Control Purchase Date"             1015
            "Change of Control Purchase Notice"           1015
            "Change of Control Purchase Price"            1015
            "control"                                      101
            "covenant defeasance"                          403
            "Defaulted Interest"                           309
            "defeasance"                                   402
            "Defeasance Redemption Date"                   404
            "Defeased Securities"                          401
            "Designation"                                 1018
            "Designation Amount"                          1018
            "DTC"                                          101
            "Excess Proceeds"                             1012
            "Funds"                                        203
            "incur"                                       1008
            "Initial Period"                              1303
            "Non-payment Default"                         1303
            "Offer"                                       1012
            "Offer Date"                                  1012
            "Offered Price"                               1012
            "Pari Passu Debt Amount"                      1012
            "Pari Passu Offer"                            1012
            "Payment Blockage Period"                     1303
            "Payment Default"                             1303
            "Permitted Indebtedness"                      1008
            "Permitted Guarantor Junior Securities"       1417
            "Permitted Junior Securities"                 1302
            "Permitted Payment"                           1009
            "Private Placement Legend"                     202
            "Purchase Money Security Agreement"            101
            "refinancing"                                 1008
            "Registration Default"                         202
            "Required Filing Date"                        1019
            "Restricted Payments"                         1009
            "Restricted Period"                            201

            "Revocation"                                  1018
            "Securities"                              Recitals
            "Security Amount"                             1012
            "Security Register"                            305
            "Security Registrar"                           305
            "Series A Securities"                     Recitals
            "Series B Securities"                     Recitals
            "Special Payment Date"                         309
            "Surviving Entity"                             801
            "Surviving Guarantor Entity"                   801
            "transfer"                                     101
            "U.S. Government Obligations"                  404

      Section 103.  Compliance Certificates and Opinions.

            Upon any application or request by the Issuers to the Trustee to take any action under any provision of this Indenture, the Issuers and any Guarantor (if applicable) and any other obligor on the Securities (if applicable) shall furnish to the Trustee an Officers' Certificate in a form and substance reasonably acceptable to the Trustee stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with, and an Opinion of Counsel in a form and substance reasonably acceptable to the Trustee stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such certificates or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (a) a statement that each individual signing such certificate or individual or firm signing such opinion has read and understands such covenant or condition and the definitions herein relating thereto;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (c) a statement that, in the opinion of each such individual or such firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such individual or such firm, such condition or covenant has been complied with.

      Section 104.  Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate of an officer of the Company, Finance Corp., any Guarantor or other obligor on the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, Finance Corp., any Guarantor or other obligor on the Securities stating that the information with respect to such factual matters is in the possession of the Company, Finance Corp., any Guarantor or other obligor on the Securities, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company, Finance Corp., any Guarantor or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

            Any certificate or opinion of an officer of the Company, Finance Corp., any Guarantor or other obligor on the Securities may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, Finance Corp. or any Guarantor unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent with respect to the Company, Finance Corp. and any Guarantors.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Section 105.  Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuers. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuers, if made in the manner provided in this Section 105.

            (b) The ownership of Securities shall be proved by the Security Register.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company, Finance Corp., any Guarantor or any other obligor of the Securities in reliance thereon, whether or not notation of such action is made upon such Security.

            (d) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (e) If the Issuers shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuers may, at their option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuers shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such first solicitation is completed.

            If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after such record date.

            (f) For purposes of this Indenture, any action by the Holders which may be taken in writing may be taken by electronic means or as otherwise reasonably acceptable to the Trustee.

      Section 106. Notices, etc., to the Trustee, the Company, Finance Corp. and any Guarantor.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

            (a) the Trustee by any Holder or by the Company, Finance Corp. or any Guarantor or any other obligor on the Securities shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to or with the Trustee at its Corporate Trust Office, Attention:
Corporate Trust Department, or at any other address previously furnished in writing to the Holders or the Company, Finance Corp., any Guarantor or any other obligor on the Securities by the Trustee; or

            (b) the Company, Finance Corp. or any Guarantor by the Trustee or any Holder shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to the Company, Finance Corp. or such Guarantor addressed to it c/o Sleepmaster L.L.C., 2001 Lower Road, Linden, New Jersey 07036-6520, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company, Finance Corp. or such Guarantor.

      Section 107.  Notice to Holders; Waiver.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

      Section 108.  Conflict with Trust Indenture Act.

            If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

      Section 109.  Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 110.  Successors and Assigns.

            All covenants and agreements in this Indenture by the Issuers and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

      Section 111.  Separability Clause.

            In case any provision in this Indenture or in the Securities or Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 112.  Benefits of Indenture.

            Nothing in this Indenture or in the Securities or Guarantees, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 113.  GOVERNING LAW.

            THIS INDENTURE, THE SECURITIES AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

      Section 114.  Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date, Maturity or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Redemption Date, or at the Maturity or Stated Maturity and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be, to the next succeeding Business Day.

      Section 115.  Independence of Covenants.

            All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

      Section 116.  Schedules and Exhibits.

            All schedules and exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

      Section 117.  Counterparts.

            This Indenture may be executed in any number of counterparts, each of which shall be deemed an original; but all such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE TWO

                                 SECURITY FORMS

      Section 201.  Forms Generally.

            The Securities, the Guarantees and the Trustee's certificate of authentication thereon shall be in substantially the forms set forth in this Article Two, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, any organizational document or governing instrument or applicable law or as may, consistently herewith, be determined by the officers executing such Securities and Guarantees, as evidenced by their execution of the Securities and Guarantees. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

            The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

            Series A Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more Rule 144A Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary, or its nominee, in each case for credit to an account of a direct or indirect participant of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

            Series A Securities offered and sold in reliance on Regulation S shall be issued in the form of one or more Regulation S Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary, or its nominee in each case for credit by the Depositary to an account of a direct or indirect participant of the Depositary, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided; provided, however, that upon such deposit through and including the 40th day after the later of the commencement of the Offering and the original issue date of the Securities (such period through and including such 40th day, the "Restricted Period"), all such

Securities shall be credited to or through accounts maintained at the Depositary by or on behalf of Euroclear or Cedel unless exchanged for interests in the Rule 144A Global Securities in accordance with the transfer and certification requirements described below. The aggregate principal amount of the Regulation S Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

            Series B Securities exchanged for Series A Securities shall be issued initially in the form of one or more Series B Global Securities, substantially in the form set forth in Section 202, deposited upon issuance with the Trustee, as custodian for the Depositary, registered in the name of the Depositary or its nominee, in each case for credit to an account of a direct or indirect participant of the Depositary, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Series B Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

      Section 202.  Form of Face of Security.

            (a) The form of the face of any Series A Securities authenticated and delivered hereunder shall be substantially as follows:

            Unless and until (i) an Initial Security is sold under an effective Registration Statement or (ii) an Initial Security is exchanged for a Series B Security in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, then such Initial Security shall bear the legend set forth below (the "Private Placement Legend") on the face thereof:

            THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

            BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A

            UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION,
            (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUERS OR ANY AFFILIATE OF THE ISSUERS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE ISSUERS, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS

            GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

            [Legend if Security is a Global Security]

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
            DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                               SLEEPMASTER L.L.C.
                         SLEEPMASTER FINANCE CORPORATION

                 11% SENIOR SUBORDINATED NOTE DUE 2009, SERIES A

                                                        CUSIP NO. ______________

No. __________                                          $_______________________


                  Sleepmaster L.L.C., a New Jersey limited liability company (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to) and Sleepmaster Finance Corporation, a Delaware corporation (herein called "Finance Corp.," which term includes any successor Person under the Indenture hereinafter referred to, and, together with the Company, the "Issuers"), for value received, hereby promise to pay to _________ or registered assigns, the principal sum of _________ United States dollars on May 15, 2009, at the office or agency of the Issuers referred to below, and to pay interest thereon from May 18, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on May 15 and November 15 in each year, commencing November 15, 1999 at the rate of 11% per annum, subject to adjustments as described in the second following paragraph, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  The Holder of this Series A Security is entitled to the benefits of the Registration Rights Agreement among the Issuers, the Guarantors and the Initial Purchasers, dated May 18, 1999, pursuant to which, subject to the terms and conditions thereof, the Issuers and the Guarantors are obligated to consummate the Exchange Offer pursuant to which the Holder of this Security (and the related Guarantees) shall have the right to exchange this Security (and the related Guarantees) for 11% Senior Subordinated Notes due 2009, Series B and related guarantees (herein called the "Series B Securities") in like principal amount as provided therein. In addition, the Issuers and the Guarantors have agreed to use their best efforts to register the Securities for resale under the Securities Act through a Shelf Registration Statement in the event that the Exchange Offer is not consummated within 175 calendar days after the original issue of the Securities or under certain other circumstances. The Series A Securities and the Series B Securities are together (including related Guarantees) referred to as the "Securities." The Series A Securities rank pari passu in right of payment with the Series B Securities.

                  In the event that (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 45th calendar day following the date of original issue of the Series A Securities, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 135th calendar day following the date of original issue of the Series A Securities, (c) the Exchange Offer is not consummated on or prior to the 175th calendar day following the date of original issue of the Series A Securities, (d) a Shelf Registration Statement required to be filed is not declared effective on or prior to the later of 175 days after the original issue of the Securities or 40 days after the Shelf Registration Statement is requested, if applicable, or (e) the Shelf Registration Statement is declared effective but shall thereafter become unusable for more than 30 days in the aggregate (each such event referred to in clauses (a) through (e) above, a "Registration Default"), the interest rate borne by the Series A Securities shall be increased by one-quarter of one percent per annum upon the occurrence of any Registration Default, which rate (as increased as aforesaid) will increase by an additional one quarter of one percent each 90-day period that such additional interest continues to accrue under any such circumstance, with an aggregate maximum increase in the interest rate equal to one percent (1%) per annum. Immediately following the cure of all Registration Defaults the accrual of additional interest with respect to the particular Registration Default will cease.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series A Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by this Indenture not inconsistent with the requirements of such exchange, all as more fully provided in this Indenture.

                  Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Issuers in The City of New York maintained for that purpose (which initially will be a corporate trust office of the Trustee located at 114 West 47th Street, New York, NY), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuers by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Security is entitled to the benefits of the Guarantees by the Guarantors of the punctual payment when due and performance of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is made to Article Fourteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of the Guarantors.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed by the manual or facsimile signature of their authorized officers.

                                         SLEEPMASTER L.L.C.


                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

Attest:


----------------------------
     Authorized Officer

                                         SLEEPMASTER FINANCE CORPORATION


                                         By:
                                             --------------------------------
                                             Name:
                                             Title:


Attest:


----------------------------
     Authorized Officer



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the 11% Senior Subordinated Notes due 2009, Series A referred to in the within-mentioned Indenture.

                                         UNITED STATES TRUST COMPANY
                                             OF NEW YORK, as Trustee



                                         By:
                                             --------------------------------
                                             Authorized Signatory

Dated:

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Security purchased by the Issuers pursuant to Section 1012 or Section 1015, as applicable, of the Indenture, check the Box: [ ].


                  If you wish to have a portion of this Security purchased by the Issuers pursuant to Section 1012 or Section 1015 as applicable, of the Indenture, state the amount (in original principal amount):




                               $ _______________.




Date:  ___________________                Your Signature:  _____________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:  __________________________________

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                  (b) The form of the face of any Series B Securities authenticated and delivered hereunder shall be substantially as follows:

                  [Legend if Security is a Global Security]

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                               SLEEPMASTER L.L.C.
                         SLEEPMASTER FINANCE CORPORATION

                 11% SENIOR SUBORDINATED NOTE DUE 2009, SERIES B

                                                        CUSIP NO. ______________

No. __________                                          $_______________________


                  Sleepmaster L.L.C., a New Jersey limited liability company (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to) and Sleepmaster Finance Corporation, a Delaware corporation (herein called "Finance Corp.," which term includes any successor Person under the Indenture hereinafter referred to, and, together with the Company, the "Issuers"), for value received, hereby promise to pay to ________ or registered assigns, the principal sum of ___________ United States dollars on May 15, 2009, at the office or agency of the Issuers referred to below, and to pay interest thereon from May 18, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on May 15 and November 15 in each year, commencing November 15, 1999 at the rate of 11% per annum, in United States dollars, until the principal hereof is paid or duly provided for; provided that to the extent interest has not been paid or duly provided for with respect to the Series A Security exchanged for this Series B Security, interest on this Series B Security shall accrue from the most recent Interest Payment Date to which interest on the Series A Security which was exchanged for this Series B Security has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  This Series B Security was issued pursuant to the Exchange Offer pursuant to which the 11% Senior Subordinated Notes due 2009, Series A, and related Guarantees (herein called the "Series A Securities") in like principal amount were exchanged for the Series B Securities and related Guarantees. The Series B Securities rank pari passu in right of payment with the Series A Securities.

                In addition, for any period in which the Series A Security exchanged for this Series B Security was outstanding, in the event that (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 45th calendar day following the date of original issue of the Series A Securities, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 135th calendar day following the date of original issue of the Series A Securities, (c) the Exchange Offer is not consummated on or prior to the 175th calendar day following the date of original issue of the Series A Securities, (d) a Shelf Registration Statement required to be filed is not declared effective on or prior to the later of 175 days after the original issue of the Securities or 40 days after the Shelf Registration Statement is requested, if applicable, or (e) the Shelf Registration Statement is declared effective but shall thereafter become unusable for more than 30 days in the aggregate (each such event referred to in clauses (a) through (e) above, a "Registration Default"), the interest rate borne by the Series A Securities shall be increased by one-quarter of one percent per annum upon the occurrence of any Registration Default, which rate (as increased as aforesaid) will increase by an additional one quarter of one percent each 90-day period that such additional interest continues to accrue under any such circumstance, with an aggregate maximum increase in the interest rate equal to one percent (1%) per annum. Immediately following the cure of a Registration Default the accrual of additional interest with respect to the particular Registration Default will cease; provided that, to the extent interest at such increased interest rate has been paid or duly provided for with respect to the Series A Security, interest at such increased interest rate, if any, on this Series B Security shall accrue from the most recent Interest Payment Date to which such interest on the Series A Security has been paid or duly provided for; provided, however, that, if after any such reduction in interest rate, a different event specified in clause (a), (b), (c), (d) or (e) above occurs, the interest rate shall again be increased pursuant to the foregoing provisions.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series B Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in this Indenture.

                  Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Issuers in The City of New York maintained for such purpose (which initially will be a corporate trust office of the Trustee located at 114 West 47th Street, New York, NY), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuers by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Security is entitled to the benefits of the Guarantees by the Guarantors of the punctual payment when due and performance of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is made to Article Fourteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of the Guarantors.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed by the manual or facsimile signature of their authorized officers.

                                         SLEEPMASTER L.L.C.


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:

Attest:


----------------------------
     Authorized Officer

                                         SLEEPMASTER FINANCE CORPORATION


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:


Attest:


----------------------------
     Authorized Officer



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the 11% Senior Subordinated Notes due 2009, Series B referred to in the within-mentioned Indenture.

                                         UNITED STATES TRUST COMPANY
                                             OF NEW YORK, as Trustee



                                         By:
                                             ----------------------------------
                                             Authorized Signatory

Dated:

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Security purchased by the Issuers pursuant to Section 1012 or Section 1015, as applicable, of the Indenture, check the Box: [ ].


                  If you wish to have a portion of this Security purchased by the Issuers pursuant to Section 1012 or Section 1015 as applicable, of the Indenture, state the amount (in original principal amount):




                                        $ _______________.




Date:  ___________________                Your Signature:  _____________________

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:  __________________________________

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

         Section 203. Form of Reverse of Securities.

                  (a) The form of the reverse of the Series A Securities shall be substantially as follows:

                               SLEEPMASTER L.L.C.
                         SLEEPMASTER FINANCE CORPORATION

                 11% Senior Subordinated Note due 2009, Series A

                  This Security is one of a duly authorized issue of Securities of the Issuers designated as their 11% Senior Subordinated Notes due 2009, Series A (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $165,000,000 (of which $115.0 million are Initial

Securities and up to $50.0 million may be issued as Additional Securities) issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of May 18, 1999, among the Issuers, the Guarantors and United States Trust Company of New York, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuers, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities are subject to redemption at any time on or after May 15, 2004, at the option of the Issuers, in whole or in part, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning May 15 of the years indicated below:

                                                             Redemption
            Year                                                  Price
            ----                                             ----------
            2004......................................        105.500%
            2005......................................        103.667%
            2006......................................        101.833%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant record dates to receive interest due on an Interest Payment Date).

                  In addition, at any time on or prior to May 15, 2002, the Issuers, at their option, may use the net proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of Securities issued under the Indenture (including the principal amount of any Additional Securities) at a redemption price equal to 111% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least 65% of the aggregate principal amount of Securities remains (including the principal amount of any Additional Securities) outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption, the Company must mail a notice of redemption no later than 20 days after the closing of the related Public Equity Offering and must consummate such redemption within 45 days of the closing of the Public Equity Offering.

                  In addition, the Securities may be redeemed upon a Change of Control at any time prior to May 15, 2004, at the option of the Issuers, in whole and not in part, within 60 days of such Change of Control, at a redemption price equal to (i) 100% of the principal amount of thereof plus (ii) accrued and unpaid interest, if any, to the Redemption Date) plus (iii) the Applicable Premium, if any. In no event will the redemption price of the Securities be less than 105.5% (the Redemption Price for the Securities on May 15, 2004) of the principal amount of the Securities, plus accrued and unpaid interest to the applicable Redemption Date.

                  If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or if the Securities are not so listed, pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

                  Upon the occurrence of a Change of Control, each Holder may require the Issuers to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

                  Under certain circumstances, if all or a portion of the Net Cash Proceeds received by the Company from any Asset Sale are not required to be applied to repay permanently any Senior Indebtedness or any Senior Guarantor Indebtedness, or if the Company determines not to apply such Net Cash Proceeds to the permanent prepayment of such Senior Indebtedness or Senior Guarantor Indebtedness, or if no such Senior Indebtedness or Senior Guarantor Indebtedness is then outstanding, and if the Company has not invested such Net Cash Proceeds in properties and assets that replace the properties and assets that were the subject of the Asset Sale or in properties and assets which will be used in the businesses of the Company or its Restricted Subsidiaries existing on the date of the Indenture or in businesses reasonably related thereto and such Net Cash Proceeds not used or invested exceeds a specified amount, the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities.

                  In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                  In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

                  The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Issuers and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuers and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  The Securities are, to the extent and manner provided in Article Thirteen of the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, Finance Corp., any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  Certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Rule 144A Global Securities or the Regulation S Global Securities if (i) such Depositary (A) has notified the Issuers that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Issuers fail to appoint a successor Depositary within 90 days, (ii) the Issuers, at their option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Security. Upon any such issuance, the Trustee is required to register such certificated Series A Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Series A Securities would be required to include the Private Placement Legend.

                  Series A Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series A Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

                  At any time when the Issuers are not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Series A Security, the Issuers will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series A Security who such Holder informs the Issuers is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, Finance Corp., any Guarantor, the Trustee and any agent of the Company, Finance Corp., any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Company, Finance Corp., any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  [The Transferee Certificate, in the form of Appendix I hereto, will be attached to the Series A Security.]

                  (b) The form of the reverse of the Series B Securities shall be substantially as follows:

                               SLEEPMASTER L.L.C.
                         SLEEPMASTER FINANCE CORPORATION

                 11% Senior Subordinated Note due 2009, Series B

                  This Security is one of a duly authorized issue of Securities of the Issuers designated as their 11% Senior Subordinated Notes due 2009, Series B (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $165,000,000 (of which $115.0 million are Initial Securities and up to $50.0 million may be issued as Additional Securities) issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of May _ , 1999, among the Issuers, the Guarantors and United States Trust Company of New York, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuers, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Securities are subject to redemption at any time on or after May 15, 2004, at the option of the Issuers, in whole or in part, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning May 15 of the years indicated below:

                                                             Redemption
            Year                                                  Price
            ----                                             ----------
            2004......................................        105.500%
            2005......................................        103.667%
            2006......................................        101.833%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant record dates to receive interest due on an Interest Payment Date).

                  In addition, at any time on or prior to May 15, 2002, the Issuers, at their option, may use the net proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of Securities issued under the Indenture (including the principal amount of any Additional Securities) at a redemption price equal to 111% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least 65% of the aggregate principal amount of Securities remains (including the principal amount of any Additional Securities) outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption, the Company must mail a notice of redemption no later than 20 days after the closing of the related Public Equity Offering and must consummate such redemption within 45 days of the closing of the Public Equity Offering.

                  In addition, the Securities may be redeemed upon a Change of Control at any time prior to May 15, 2004, at the option of the Issuers, in whole and not in part, within 60 days of such Change of Control, at a redemption price equal to (i) 100% of the principal amount of thereof plus (ii) accrued and unpaid interest, if any, to the Redemption Date) plus (iii) the Applicable Premium, if any. In no event will the redemption price of the Securities be less than 105.5% (the Redemption Price for the Securities on May 15, 2004) of the principal amount of the Securities, plus accrued and unpaid interest to the applicable Redemption Date.

                  If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or if the Securities are not so listed, pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

                  Upon the occurrence of a Change of Control, each Holder may require the Issuers to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

                  Under certain circumstances, if all or a portion of the Net Cash Proceeds received by the Company from any Asset Sale are not required to be applied to repay permanently any Senior Indebtedness or any Senior Guarantor Indebtedness, or if the Company determines not to apply such Net Cash Proceeds to the permanent prepayment of such Senior Indebtedness or Senior Guarantor Indebtedness, or if no such Senior Indebtedness or Senior Guarantor Indebtedness is then outstanding, and if the Company has not invested such Net Cash Proceeds in properties and assets that replace the properties and assets that were the subject of the Asset Sale or in properties and assets which will be used in the businesses of the Company or its Restricted Subsidiaries existing on the date of the Indenture or in businesses reasonably related thereto and such Net Cash Proceeds not used or invested exceeds a specified amount, the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities.

                  In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                  In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related

Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

                  The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders and certain amendments which require the consent of all the Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Issuers and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuers and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  The Securities are, to the extent and manner provided in Article Thirteen of the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, Finance Corp., any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuers in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  Certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Rule 144A Global Securities or the

Regulation S Global Securities if (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Issuers fail to appoint a successor Depositary within 90 days, (ii) the Issuers, at their option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Security. Upon any such issuance, the Trustee is required to register such certificated Series B Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

                  Series B Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series B Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, Finance Corp., any Guarantor, the Trustee and any agent of the Company, Finance Corp., any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and none of the Company, Finance Corp., any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  [The Transferee Certificate, in the form of Appendix II hereto, will be attached to the Series B Security.]

         Section 204. Form of Guarantee.

                  The form of Guarantee shall be set forth on the Securities substantially as follows:

                                    GUARANTEE

         For value received, each of the undersigned hereby absolutely, fully and unconditionally and irrevocably guarantees, jointly and severally with each other Guarantor, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security upon which these Guarantees are endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Issuers under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Fourteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Security. These Guarantees shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated:



                                   HERR MANUFACTURING COMPANY
                                   PALM BEACH BEDDING COMPANY
                                   LOWER ROAD ASSOCIATES, LLC


                                   By
                                      --------------------------------
                                      Name:
                                      Title:

Attest:
        -------------------------
        Name:
        Title:

                                  ARTICLE THREE

                                 THE SECURITIES

         Section 301. Title and Terms.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $165,000,000 in principal amount of Securities (of which $115.0 million are Initial Securities and up to $50.0 million may be issued as Additional Securities), except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 306, 307, 308, 906, 1012, 1015 or 1108.

                  The Securities shall be known and designated as the "11% Senior Subordinated Notes due 2009" of the Issuers. The Stated Maturity of the Securities shall be May 15, 2009, and the Securities shall each bear interest at the rate of _____% per annum, as such interest rate may be adjusted as set forth in the Securities, from May 18, 1999, or from the most recent Interest Payment Date to which interest has been paid, payable semiannually on May 15 and November 15 in each year, commencing November 15, 1999, until the principal thereof is paid or duly provided for. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

                  The principal of, premium, if any, and interest on, the Securities shall be payable and the Securities shall be exchangeable and transferable at an office or agency of the Issuers in The City of New York maintained for such purposes (which initially will be a corporate trust office of the Trustee located at 114 West 47th Street, New York, NY); provided, however, that payment of interest may be made at the option of the Issuers by check mailed to addresses of the Persons entitled thereto as shown on the Security Register.

                  For all purposes hereunder, the Series A Securities and the Series B Securities will be treated as one class and are together referred to as the "Securities." The Series A Securities rank pari passu in right of payment with the Series B Securities.

                  The Securities shall be subject to repurchase by the Issuers pursuant to an Offer as provided in Section 1012.

                  Holders shall have the right to require the Issuers to purchase their Securities, in whole or in part, in the event of a Change of Control pursuant to Section 1015.

                  The Securities shall be redeemable as provided in Article Eleven and in the Securities.

                  The Indebtedness evidenced by the Securities shall rank junior to and be subordinated in right of payment to the prior payment in full of all other Senior Indebtedness. The Securities shall be senior subordinated Indebtedness of the Issuers ranking equal to all other existing and future senior subordinated Indebtedness of the Issuers and senior to all Subordinated Indebtedness of the Issuers.

                  At the election of the Issuers, the entire Indebtedness on the Securities or certain of the Issuers' obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article Four.

         Section 302. Denominations.

                  The Securities shall be issuable only in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

         Section 303. Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Issuers by one of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or one of its Vice Presidents, attested by its President, its Secretary or one of its Assistant Secretaries. The signatures of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuers shall bind the Issuers, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver Securities executed by the Issuers to the Trustee (with Guarantees endorsed thereon) for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

                  Each Security shall be dated the date of its authentication.

                  No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  In case the Company, Finance Corp. or any Guarantor, pursuant to Article Eight, shall, in a single transaction or through a series of related transactions, be consolidated or merged with or into any other Person or shall sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation or surviving such merger, or into which the Company, Finance Corp. or such Guarantor shall have been merged, or the successor Person which shall have participated in the sale, assignment, conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

                  The Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Issuers and their Affiliates.

                  If an officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates such Security such Security shall be valid nevertheless.

         Section 304. Temporary Securities.

                  Pending the preparation of definitive Securities, the Issuers may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Issuers will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Issuers designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Issuers shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         Section 305. Registration, Registration of Transfer and Exchange.

                  The Issuers shall cause the Trustee to keep, so long as it is the Security Registrar, at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register (the register maintained in such office or in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Issuers shall provide for the registration of Securities and of transfers of Securities. The Trustee shall initially be the "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Issuers may change the Security Registrar or appoint one or more co-Security Registrars without notice.

                  Upon surrender for registration of transfer of any Security at the office or agency of the Issuers designated pursuant to Section 1002, the Issuers shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denomination or denominations, of a like aggregate principal amount.

                  Furthermore, any Holder of the Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in a Security shall be required to be reflected in a book entry.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuers shall execute, and the Trustee shall authenticate and deliver, Securities of the same series which the Holder making the exchange is entitled to receive; provided that no exchange of Series A Securities for Series B Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and that the Series A Securities exchanged for the Series B Securities shall be canceled.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuers, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer, or for exchange, repurchase or redemption, shall (if so required by the Issuers or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to a Holder for any registration of transfer, exchange or redemption of Securities, except for any tax or other governmental charge that may be imposed in connection therewith, other than exchanges pursuant to Sections 303, 304, 305, 308, 906, 1012, 1015 or 1108 not involving any transfer.

                  The Issuers shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

                  Every Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Security pursuant to Section 202, and the restrictions set forth in this Section 305, and the Holder of each Security, by such Holder's acceptance thereof (or interest therein), agrees to be bound by such restrictions on transfer.

                  Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security, whether pursuant to this Section 305,
Section 304, 308, 906 or 1108 or otherwise, shall also be a Global Security and bear the legend specified in Section 202.

         Section 306. Book Entry Provisions for Global Securities.

                  (a) Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be deposited with, or on behalf of, the Depositary or with the Trustee as custodian for such Depositary and (iii) bear legends as set forth in
Section 202.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Issuers, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Issuers or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

                  (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuers that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Issuers fail to appoint a successor Depositary within 90 days, (ii) the Issuers, at their option, execute and deliver to the Trustee a Company Order stating that they elect to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default with respect to such Global Security.

                  (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to this Section 306(c) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Issuers shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                  (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

         Section 307. Special Transfer and Exchange Provisions.

                  (a) Certain Transfers and Exchanges. Transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 307 shall be made only in accordance with this Section 307.

                           (i) Rule 144A Global Security to Regulation S Global
                  Security. If the owner of a beneficial interest in the Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this paragraph and paragraph (iv) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Rule 144A Global Security in an equal principal amount be debited from another specified Agent Member's account and (b) a Regulation S Certificate in the form of Exhibit A hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Rule 144A Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to paragraph (iv) below, shall reduce the principal amount of the Rule 144A Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in
                  Section 306(c).

                           (ii) Regulation S Global Security to Rule 144A Global
                  Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Rule 144A Global Security, such transfer may be effected only in accordance with this paragraph (ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (a) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Rule 144A Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (b) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate in the form of Exhibit B hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Rule 144A Global Security by such specified principal amount as provided in Section 306(c).

                           (iii) Exchanges between Global Security and
                  Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 307(b), provided that, if such interest is a beneficial interest in the Rule 144A Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall bear the Private Placement Legend (subject in each case to Section 307(b).

                           (iv) Regulation S Global Security to be Held Through
                  Euroclear or Cedel during Restricted Period. The Issuers shall use their best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this paragraph (iv) shall not prohibit any transfer or exchange of such an interest in accordance with paragraph (ii) above. Notwithstanding anything otherwise stated herein, during the Restricted Period, holders of beneficial interests in the Regulation S Global Security may not transfer such interest to a person that takes delivery thereof in the form of an interest in the Rule 144A Global Security; upon the expiration of the Restricted Period, such interest in the Regulation S Global Security may be transferred to a person who takes delivery in the form of an interest in the Rule 144A Global Security provided that (for persons other than distributors (as defined in Regulation S)) such person delivers a certificate in the Form of Exhibit C hereto to the Trustee.

                  (b) Private Placement Legends. Rule 144A Securities and their Successor Securities and Regulation S Securities and their Successor Securities shall bear a Private Placement Legend, subject to the following:

                           (i) subject to the following clauses of this Section
                  307(b), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Private Placement Legend borne by such Global Security while represented thereby;

                           (ii) subject to the following Clauses of this Section
                  307(b), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Private Placement Legend borne by such other Security;

                           (iii) Exchange Securities, and all other Securities
                  sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities, shall not bear a Private Placement Legend;

                           (iv) at any time after the Securities may be freely
                  transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Private Placement Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate substantially in the form of Exhibit C hereto, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                           (v) a new Security which does not bear a Private
                  Placement Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Issuers, shall authenticate and deliver such a new Security as provided in this Article Three; and

                           (vi) notwithstanding the foregoing provisions of this
                  Section 307(b), a Successor Security of a Security that does not bear a particular form of Private Placement Legend shall not bear such form of legend unless the Issuers have reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Issuers, shall authenticate and deliver a new Security bearing a Private Placement Legend in exchange for such Successor Security as provided in this Article Three.

                  By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

                  The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 306 or this Section 307. The Issuers shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Security Registrar.

         Section 308. Mutilated, Destroyed, Lost and Stolen Securities.

                  If (a) any mutilated Security is surrendered to the Trustee, or (b) the Issuers and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Issuers, any Guarantor and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of notice to the Company, Finance Corp., any Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuers shall execute and upon a Company Request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding and each Guarantor shall execute a replacement Guarantee.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuers in their discretion may, instead of issuing a replacement Security, pay such Security.

                  Upon the issuance of any replacement Securities under this Section, the Issuers may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every replacement Security and Guarantee issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuers and any Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 309. Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on the Stated Maturity of such interest shall be paid to the Person in whose name the Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on the Stated Maturity of such interest, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Issuers, at their election in each case, as provided in Subsection (a) or (b) below:

                  (a) The Issuers may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or any relevant Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuers shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the "Special Payment Date"), and at the same time the Issuers shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the Special Payment Date, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the Special Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuers in writing of such Special Record Date. In the name and at the expense of the Issuers, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Payment Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

                  (b) The Issuers may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by this Indenture not inconsistent with the requirements of such exchange, if, after written notice given by the Issuers to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section 309, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 310. CUSIP Numbers.

                    The Issuers in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Issuers, or the Trustee on behalf of the Issuers, shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities; and provided further, however, that failure to use CUSIP numbers in any notice of redemption or exchange shall not affect the validity or sufficiency of such notice.

         Section 311. Persons Deemed Owners.

                  Prior to and at the time of due presentment of a Security for registration of transfer, the Issuers, any Guarantor, the Trustee and any agent of the Issuers, any Guarantor or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 309) interest on, such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, Finance Corp., any Guarantor, the Trustee nor any agent of the Company, Finance Corp., any Guarantor or the Trustee shall be affected by notice to the contrary.

         Section 312. Cancellation.

                  All Securities surrendered for payment, purchase, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Issuers and any Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company, Finance Corp. or such Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 312, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Issuers, unless by a Company Order received by the Trustee prior to such destruction, the Issuers shall direct that the canceled Securities be returned to it. The Trustee shall provide the Issuers a list of all Securities that have been canceled from time to time as requested by the Issuers.

         Section 313. Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                                  ARTICLE FOUR

                       DEFEASANCE AND COVENANT DEFEASANCE

         Section 401. Option to Effect Defeasance or Covenant Defeasance.

                  The Issuers may, at their option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 402 or
Section 403 be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Four.

         Section 402. Defeasance and Discharge.

                  Upon the Issuers' exercise under Section 401 of the option applicable to this Section 402, the Company, Finance Corp., each Guarantor and any other obligor upon the Securities, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth in Section 404 below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuers, each Guarantor and any other obligor under this Indenture shall be deemed to have paid and discharged the entire Indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 405 and the other Sections of this Indenture referred to in
(a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuers and upon Company Request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 404 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on, such Securities, when such payments are due, (b) the Issuers' obligations with respect to such Defeased Securities under Sections 304, 305, 308, 1002 and 1003, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 607, and (d) this Article Four. Subject to compliance with this Article Four, the Issuers may exercise its option under this Section 402 notwithstanding the prior exercise of its option under Section 403 with respect to the Securities.

         Section 403. Covenant Defeasance.

                  Upon the Issuers' exercise under Section 401 of the option applicable to this Section 403, the Issuers and each Guarantor shall be released from their obligations under any covenant or provision contained or referred to in Sections 1005 through 1020, inclusive, and the provisions of clause (iii) of
Section 801(a), with respect to the Defeased

Securities, on and after the date the conditions set forth in Section 404 below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Issuers and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(c) or (g) but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

         Section 404. Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 402 or Section 403 to the Defeased Securities:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds, in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) cash in United States dollars in an amount, (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms and with no further reinvestment will provide, not later than one day before the due date of payment, money in an amount, or (c) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and interest on, the Defeased Securities, on the Stated Maturity of such principal or interest (or on any date after May 15, 2004 (such date being referred to as the "Defeasance Redemption Date"), if at or prior to electing to exercise either its option applicable to Section 402 or its option applicable to Section 403, the Company has delivered to the Trustee an irrevocable notice to redeem the Defeased Securities on the Defeasance Redemption Date). For this purpose, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt;

                  (2) In the case of an election under Section 402, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Independent Counsel in the United States shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                  (3) In the case of an election under Section 403, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                  (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Section 501(g) or (h) is concerned, at any time during the period ending on the 91st day after the date of deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (5) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities to have a conflicting interest in violation of and for purposes of the Trust Indenture Act with respect to any securities of the Company, Finance Corp. or any Guarantor;

                  (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company, Finance Corp., any Guarantor or any Restricted Subsidiary is a party or by which it is bound;

                  (7) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder;

                  (8) The Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                  (9) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities or any Guarantee over the other creditors of the Company, Finance Corp. or any Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Company, Finance Corp., any Guarantor or others;

                  (10) No event or condition shall exist that would prevent the Issuers from making payments of the principal of, premium, if any, and interest on the Securities on the date of such deposit or at any time ending on the 91st day after the date of such deposit; and

                  (11) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent (other than conditions which cannot be satisfied for 91 days) provided for relating to either the defeasance under Section 402 or the covenant defeasance under Section 403, as the case may be, have been complied with.

                  Opinions of Counsel or Opinions of Independent Counsel required to be delivered under this Section shall be in form and substance reasonably satisfactory to the Trustee and may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Company or government or other officials customary for opinions of the type required, which certificates shall be limited as to matters of fact, including that various financial covenants have been complied with.

         Section 405. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 1003, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 404 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (excluding the Issuers or any of their Affiliates acting as Paying Agent), as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Issuers shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is imposed, assessed or for the account of the Holders of the Defeased Securities.

                  Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuers from time to time upon Company Request any United States dollars or U.S. Government Obligations held by it as provided in Section 404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

         Section 406. Reinstatement.

                  If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 402 or 403, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuers' obligations under this Indenture and the Securities and any Guarantor's obligations under any Guarantee shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 402 or 403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 402 or 403, as the case may be; provided, however, that if the Issuers make any payment to the Trustee or Paying Agent of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities and the Issuers shall be subrogated to the rights of the Holders of such Securities to receive such payment from the United States dollars and U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE FIVE

                                    REMEDIES

         Section 501. Events of Default.

                  "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) there shall be a default in the payment of any interest on any Security when it becomes due and payable, and such default shall continue for a period of 30 days (whether or not prohibited by the subordination provisions of the Indenture);

                  (b) there shall be a default in the payment of the principal of (or premium, if any, on) any Security at its Maturity (upon acceleration, optional or mandatory redemption, if any, required repurchase or otherwise) (whether or not prohibited by the subordination provisions of the Indenture);

                  (c) (i) there shall be a default in the performance, or breach, of any covenant or agreement of the Company, Finance Corp. or any Guarantor under this Indenture or any Guarantee (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clause (a), (b) or in clause (ii), (iii) or (iv) of this clause (c)) and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (1) to the Company by the Trustee or
(2) to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities; (ii) there shall be a default in the performance or breach of Article Eight herein; (iii) the Issuers shall have failed to make or consummate an Offer in accordance with the provisions of
Section 1012 herein; or (iv) the Issuers shall have failed to make or consummate a Change of Control Offer in accordance with the provisions of Section 1015 herein;"

                  (d) one or more defaults shall have occurred under any of the agreements, indentures or instruments under which the Company, Finance Corp., any Guarantor or any Restricted Subsidiary then has outstanding Indebtedness in excess of $5 million, individually or in the aggregate, and either (i) such default results from the failure to pay such Indebtedness at its stated final Maturity or (ii) such default or defaults have resulted in the acceleration of the Maturity of such Indebtedness;

                  (e) any Guarantee shall for any reason cease to be, or shall for any reason be asserted in writing by any Guarantor, the Company or Finance Corp. not to be, in full force and effect and enforceable in accordance with its terms, except to the extent contemplated by this Indenture and any such Guarantee, or Finance Corp. shall for any reason cease to be, or shall for any reason be asserted in writing by the Company, any Guarantor or Finance Corp. not to be, a co-obligor pursuant to the Securities, except to the extent contemplated by this Indenture;

                  (f) one or more judgments, orders or decrees of any court or regulatory or administrative agency for the payment of money in excess of $5 million, either individually or in the aggregate, shall be rendered against the Company, Finance Corp., any Guarantor or any Restricted Subsidiary or any of their respective properties and shall not be discharged and either (i) any creditor shall have commenced an enforcement proceeding upon such judgment, order or decree or (ii) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect;

                  (g) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Company, Finance Corp., any Guarantor or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging the Company, Finance Corp., any Guarantor or any Restricted Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, Finance Corp., any Guarantor or any Restricted Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, Finance Corp., any Guarantor or any Restricted Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of their affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

                  (h) (i) the Company, Finance Corp., any Guarantor or any Restricted Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) the Company, Finance Corp., any Guarantor or any Restricted Subsidiary consents to the entry of a decree or order for relief in respect of the Company, such Guarantor or such Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it,
(iii) the Company, Finance Corp., any Guarantor or any Restricted Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (iv) the Company, Finance Corp., any Guarantor or any Restricted Subsidiary (1) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company, Finance Corp., any Guarantor or such Restricted

Subsidiary or of any substantial part of their respective properties, (2) makes an assignment for the benefit of creditors or (3) admits in writing its inability to pay its debts generally as they become due or (v) the Company, Finance Corp., any Guarantor or any Restricted Subsidiary takes any corporate action in furtherance of any such actions in this paragraph (h).

         Section 502. Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default (other than an Event of Default specified in Sections 501(g) and (h) within) shall occur and be continuing with respect to this Indenture, the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may, and the Trustee at the request of such holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all Securities to be due and payable immediately, by a notice in writing to the Issuers (and to the Trustee if given by the holders of the Securities) and upon any such declaration, such principal, premium, if any, and interest shall become due and payable immediately. If an Event of Default specified in clause (g) or (h) of Section 501 occurs and is continuing, then all the Securities shall ipso facto become and be due and payable immediately in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any holder. Thereupon, the Trustee may, at its discretion, proceed to protect and enforce the rights of the holders of the Securities by appropriate judicial proceedings.

                  After a declaration of acceleration with respect to the Securities, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the holders of a majority in aggregate principal amount of Securities Outstanding by written notice to the Issuers and the Trustee, may rescind and annul such declaration and its consequences if

                  (a) the Company has paid or deposited with the Trustee a sum sufficient to pay (1) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, (2) all overdue interest on all Outstanding Securities,
                           (3) the principal of, and premium, if any, on any Outstanding Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities and (4) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities;

                  (b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and

                  (c) all Events of Default, other than the non-payment of principal of, premium, if any, and interest on the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company, Finance Corp. and each Guarantor covenant that if

                  (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of or premium, if any, on any Security at the Stated Maturity thereof or otherwise,

the Company, Finance Corp. and such Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company, Finance Corp. or any Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, Finance Corp. or any Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, Finance Corp., any Guarantor or any other obligor upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture or any Guarantee by such appropriate private or judicial proceedings as the

Trustee shall deem most effectual to protect and enforce such rights, including seeking recourse against any Guarantor pursuant to the terms of any Guarantee, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy, including, without limitation, seeking recourse against any Guarantor pursuant to the terms of a Guarantee, or to enforce any other proper remedy, subject however to Section 512. No recovery of any such judgment upon any property of the Company or any Guarantor shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

         Section 504. Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuers or any other obligor, including any Guarantor, upon the Securities or the property of the Issuers or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuers for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 505. Trustee May Enforce Claims without Possession of
Securities.

                  All rights of action and claims under this Indenture, the Securities or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 506. Application of Money Collected.

                  Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 607;

                  SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto, including the Issuers, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

         Section 507. Limitation on Suits.

                  No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee a reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 15 days after its receipt of such notice, request and offer (and if requested, provision) of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture, any Security or any Guarantee to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, any Security or any Guarantee, except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

         Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right based on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 309) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or the repurchase date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 509. Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Guarantee and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, Finance Corp., any

Guarantor, any other obligor on the Securities, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 510. Rights and Remedies Cumulative.

                  No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 511. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 512. Control by Holders.

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture (including, without limitation, Section 507) or any Guarantee, expose the Trustee to personal liability, or be unduly prejudicial to Holders not joining therein; and

                  (b) subject to the provisions of Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 513. Waiver of Past Defaults.

                  The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of a majority in aggregate principal amount of the Outstanding Securities or the Holders of all Outstanding Securities waive any past Default hereunder and its consequences, except a Default

                  (a) in the payment of the principal of, premium, if any, or interest on any Security (which may only be waived with the consent of each Holder of Securities affected); or

                  (b) in respect of a covenant or a provision hereof which under this Indenture cannot be modified or amended without the consent of the Holder of each Security Outstanding affected by such modification or amendment.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 514. Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on, any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

         Section 515. Waiver of Stay, Extension or Usury Laws.

                  Each of the Company, Finance Corp. and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company, Finance Corp. or any Guarantor from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Company, Finance Corp. and the

Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 516. Remedies Subject to Applicable Law.

                  All rights, remedies and powers provided by this Article Five may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                                   ARTICLE SIX

                                   THE TRUSTEE

         Section 601.        Duties of Trustee.

                  Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

                  (a) if a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

                  (b) except during the continuance of a Default or an Event of
Default:

                           (1) the Trustee need perform only those duties as are
                  specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee; and

                           (2) in the absence of bad faith or willful misconduct
                  on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture;

                  (c) the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) this Subsection (c) does not limit the effect of
                  Subsection (b) of this Section 601;

                           (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (3) the Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith, in accordance with a direction of the Holders of a majority in principal amount of Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power confirmed upon the Trustee under this Indenture;

                  (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (e) whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to Subsections (a), (b), (c) and (d) of this Section 601; and

                  (f) the Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree with the Issuers. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

         Section 602.        Notice of Defaults.

                  Within 30 days after a Responsible Officer of the Trustee receives notice of the occurrence of any Default, the Trustee shall transmit by mail to all Holders and any other Persons entitled to receive reports pursuant to Section 313(c) of the Trust Indenture Act, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

         Section 603.        Certain Rights of Trustee.

                 Subject to the provisions of Section 601 hereof and Trust Indenture Act Sections 315(a) through 315(d):

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon receipt by it of any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuers mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) the Trustee may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence, bad faith or willful misconduct of the Trustee;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation so requested by the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding shall be paid by the Issuers or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuers upon demand; provided, further, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuers, personally or by agent or attorney; and

                   (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the

Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  Section 604. Trustee Not Responsible for Recitals, Dispositions of Securities or Application of Proceeds Thereof.

                  The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuers and the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility and Qualification on Form T-1 to be supplied to the Issuers will be true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Issuers of Securities or the proceeds thereof.

                  Section 605. Trustee and Agents May Hold Securities; Collections; etc.

                  The Trustee, any Paying Agent, Security Registrar or any other agent of the Issuers, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Trust Indenture Act Sections 310 and 311, may otherwise deal with the Issuers and receive, collect, hold and retain collections from the Issuers with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

                  Section 606. Money Held in Trust.

                  All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Except for funds or securities deposited with the Trustee pursuant to Article Four, the Trustee shall be required to invest all moneys received by the Trustee, until used or applied as herein provided, in Temporary Cash Investments in accordance with the directions of the Issuers.

                  Section 607. Compensation and Indemnification of Trustee and Its Prior Claim.

                  The Issuers covenant and agree to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuers covenant and agree to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct. The Issuers also covenant and agree to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any claim, loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this Section 607 and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Issuers under this Section 607 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for reasonable expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee.

         Section 608.        Conflicting Interests.

                  The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

         Section 609.        Trustee Eligibility.

                  There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under Trust Indenture Act Section 310(a) and which shall have a combined capital and surplus of at least $100,000,000, to the extent there is an institution eligible and willing to serve. If the Trustee does not have a Corporate Trust Office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Issuers to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 610. Resignation and Removal; Appointment of Successor Trustee.

                  (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under
Section 611.

                  (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Issuers no later than 20 Business Days prior to the proposed date of resignation. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors of the Issuers, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint and prescribe a successor trustee.

                  (c) The Trustee may be removed at any time for any cause or for no cause by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Issuers.

                  (d)      If at any time:

                           (1) the Trustee shall fail to comply with the
                  provisions of Trust Indenture Act Section 310(b) after written request therefor by the Issuers or by any Holder who has been a bona fide Holder of a Security for at least six months,

                           (2) the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by the Issuers or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Issuers by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuers, by a Board Resolution, shall promptly appoint a successor trustee and shall comply with the applicable requirements of Section
611. If, within 60 days after such resignation, removal or incapability, or the occurrence of such vacancy, the Issuers has not appointed a successor Trustee, a successor trustee shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Issuers and the retiring Trustee. Such successor trustee so appointed shall forthwith upon its acceptance of such appointment become the successor trustee and supersede the successor trustee appointed by the Issuers. If no successor trustee shall have been so appointed by the Issuers or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Trustee or the Holder of any Security who has been a bona fide Holder for at least six months may, subject to
Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (f) The Issuers shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office or agent hereunder.

         Section 611.        Acceptance of Appointment by Successor.

                  Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Issuers and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Issuers or the successor trustee, upon payment of its charges pursuant to Section 607 then unpaid, such retiring Trustee shall pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuers shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

                  No successor trustee with respect to the Securities shall accept appointment as provided in this Section 611 unless at the time of such acceptance such successor trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $100,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609.

                  Upon acceptance of appointment by any successor trustee as provided in this Section 611, the Issuers shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the appointment, then the notice called for by the preceding sentence may be combined with the notice called for by Section 610. If the Issuers fail to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuers.

                  Section 612. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture) shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under Trust Indenture Act Section 310(a) and this Article Six and shall have a combined capital and surplus of at least $100,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 609, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 613.        Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Issuers (or other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuers (or any such other obligor). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUERS

                  Section 701. Issuers to Furnish Trustee Names and Addresses of Holders.

                  The Issuers will furnish or cause to be furnished to the Trustee

                  (a) semiannually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Issuers of any such request, a list of similar form and content to that in subsection (a) hereof as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

                  Section 702. Disclosure of Names and Addresses of Holders.

                  Holders may communicate pursuant to Trust Indenture Act
Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities, and the Trustee shall comply with Trust Indenture Act Section 312(b). The Issuers, the Trustee, the Security Registrar and any other Person shall have the protection of Trust Indenture Act Section 312(c). Further, every Holder of Securities, by receiving and holding the same, agrees with the Issuers and the Trustee that none of the Company, Finance Corp. nor the Trustee or any agent of each of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

                  Section 703. Reports by Trustee.

                  (a) Within 60 days after May 15 of each year commencing with the first May 15 after the issuance of Securities, the Trustee, if so required under the Trust Indenture Act, shall transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 in accordance with and with respect to the matters required by Trust Indenture Act Section 313(a). The Trustee shall also transmit by mail to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report in accordance with and with respect to the matters required by Trust Indenture Act
Section 313(b)(2).

                  (b) A copy of each report transmitted to Holders pursuant to this Section 703 shall, at the time of such transmission, be mailed to the Company and filed with each stock exchange, if any, upon which the Securities are listed and also with the Commission. The Issuers will notify the Trustee promptly if the Securities are listed on any stock exchange.

         Section 704.        Reports by Company and Guarantors.

                  The Company, Finance Corp. and each Guarantor, as the case may be, shall:

                  (a) file with the Trustee, within 15 days after the Company, Finance Corp. or any Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company, Finance Corp. or any Guarantor may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company, Finance Corp. or any Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall (i) deliver to the Trustee annual audited financial statements of the Company and its Subsidiaries, prepared on a Consolidated basis in conformity with GAAP, within 120 days after the end of each fiscal year of the Company, and (ii) file with the Trustee and, to the extent permitted by law, the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company, Finance Corp. or any Guarantor, as the case may be, with the conditions and covenants of this Indenture as are required from time to time by such rules and regulations (including such information, documents and reports referred to in Trust Indenture Act Section 314(a)); and

                  (c) within 15 days after the filing thereof with the Trustee, transmit by mail to all Holders in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company, Finance Corp. or any Guarantor, as the case may be, pursuant to Section 1019 hereunder and subsections (a) and (b) of this Section as are required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

                      CONSOLIDATION, MERGER, SALE OF ASSETS

                  Section 801. Company and Guarantors May Consolidate, etc., Only on Certain Terms.

                  (a) The Company will not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of Persons, or permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions, if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a Consolidated basis to any other Person or group of Persons, unless at the time and after giving effect thereto

                  (1) either (a) the Company will be the continuing corporation or limited liability company or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a Consolidated basis (the "Surviving Entity") will be a corporation or limited liability company duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person expressly assumes, by a supplemental indenture, in a form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture and the Registration Rights Agreement, as the case may be, and the Securities and this Indenture and the Registration Rights Agreement will remain in full force and effect as so supplemented (and any Guarantees will be confirmed as applying to such Surviving Entity's obligations);

                  (2) immediately before and immediately after giving effect to such transaction on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company or any of its Restricted Subsidiaries which becomes the obligation of the Company or any of its Restricted Subsidiaries as a result of such transaction as having been incurred at the time of such transaction), no Default or Event of Default will have occurred and be continuing;

                  (3) immediately after giving effect to such transaction on a pro forma basis (on the assumption that the transaction occurred on the first day of the four-quarter period for which financial statements are available ending immediately prior to the consummation of such transaction with the appropriate adjustments with respect to the transaction being included in such pro forma calculation), either (a) the Company (or the Surviving Entity if the Company is not the continuing obligor hereunder) could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 1008 herein; or
                           (b) the Consolidated Fixed Charge Coverage Ratio of the Company (or the Surviving Entity if the Company is not the continuing obligor under the Indenture) immediately following such transaction is at least
                           1.75 to 1.0 and such Consolidated Fixed Charge Coverage Ratio is higher than the Consolidated Fixed Charge Coverage Ratio immediately prior to such transaction; provided that nothing in this clause (3) shall prohibit a merger between the Company and an Affiliate of the Company incorporated solely for the purpose of reincorporation of the Company in another state of the United States or for conversion of the Company from a limited liability company to a corporation;

                  (4) at the time of each transaction each of the Issuers, unless it is the other party to the transaction described above, will have by supplemental indenture confirmed that it is an issuer under this Indenture and the Securities;

                  (5) at the time of the transaction each Guarantor, if any, unless it is the other party to the transactions described above, will have by supplemental indenture confirmed that its Guarantee shall apply to such Person's obligations under the Indenture and the Securities; and

                  (6) at the time of the transaction the Company or the Surviving Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, transfer, lease or other transaction and the supplemental indenture in respect thereof comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (b) Each Guarantor will not, and the Company will not permit a Guarantor to, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person (other than the Company or any Guarantor) or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of Persons (other than the Company or any Guarantor) or permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Guarantor and its Restricted Subsidiaries on a Consolidated basis to any other Person or group of Persons (other than the Company or any Guarantor), unless at the time and after giving effect thereto

                  (1) either (a) the Guarantor will be the continuing entity in the case of a consolidation or merger involving the obligor or (b) the Person (if other than the Guarantor ) formed by such consolidation or into which such Guarantor is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition all or substantially all of the properties and assets of the Guarantor and its Restricted Subsidiaries on a Consolidated basis (the "Surviving Guarantor Entity") will be duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person expressly assumes, by a supplemental indenture, in a form reasonably satisfactory to the Trustee, all the obligations of such Guarantor under its Guarantee of the Securities and this Indenture and the Registration Rights Agreement and such Guarantee, Indenture and Registration Rights Agreement will remain in full force and effect;

                  (2) immediately before and immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default will have occurred and be continuing; and

                  (3) at the time of the transaction such Guarantor or the Surviving Guarantor Entity will have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, lease or other transaction and the supplemental indenture in respect thereof comply with this Indenture and that all conditions precedent therein provided for relating to such transaction have been complied with;

                  (c) Notwithstanding the foregoing, the provisions of Section 801(b) shall not apply to any Guarantor whose Guarantee of the Securities is unconditionally released and discharged in accordance with paragraph (c) under the provisions of Section 1013.

         Section 802.        Successor Substituted.

                  Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company, Finance Corp. and any Guarantor, if any, in accordance with Section 801, the successor Person formed by such consolidation or into which the Company, Finance Corp. or such Guarantor, as the case may be, is merged, the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company, Finance Corp. or such Guarantor, as the case may be, under this Indenture, the Securities and/or the related Guarantee, as the case may be, with the same effect as if such successor had been named as the Company, Finance Corp. or such Guarantor, as the case may be, herein, in the Securities and/or in the Guarantee, as the case may be, and the Company, Finance Corp. or such Guarantor, as the case may be, shall be discharged (other than in a transaction that results in the transfer of assets constituting or accounting for less than 95% of the Consolidated assets (as of the last balance sheet date available to the Company) of the Company or the Consolidated revenue of the Company (as of the last 12-month period for which financial statements are available)) from all obligations and covenants under the Indenture and the Securities or its Guarantee, as the case may be; provided that in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Securities or its Guarantee, as the case may be.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

                  Section 901. Supplemental Indentures and Agreements without Consent of Holders.

                  Without the consent of any Holders, the Company, Finance Corp. the Guarantors, if any, and any other obligor under the Securities when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to the Indenture, the Securities or any Guarantee, in form and substance satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company, Finance Corp. or a Guarantor or any other obligor upon the Securities, and the assumption by any such successor of the covenants of the Company, Finance Corp. or such Guarantor or obligor herein and in the Securities and in any Guarantee in accordance with Article Eight;

                  (b) to add to the covenants of the Company, Finance Corp., any Guarantor or any other obligor upon the Securities for the benefit of the Holders or to surrender any right or power conferred upon the Company, Finance Corp. or any Guarantor or any other obligor upon the Securities, as applicable, herein, in the Securities or in any Guarantee;

                  (c) to cure any ambiguity, or to correct or supplement any provision herein or in any supplemental indenture, in the Securities or in any Guarantee which may be defective or inconsistent with any other provision herein, in the Securities or in any Guarantee or make any other provisions with respect to matters or questions arising under this Indenture, the Securities or any Guarantee; provided that, in each case, such provisions shall not adversely affect the interest of the Holders;

                  (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 905 or otherwise;

                  (e) to add a Guarantor pursuant to the requirements of Section 1013 hereof or otherwise;

                  (f) to evidence and provide the acceptance of the appointment of a successor Trustee hereunder; or

                  (g) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders as additional security for the payment and performance of the Company's and any Guarantor's Indenture Obligations, in any property, or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Trustee pursuant to the Indenture or otherwise.

                  Section 902. Supplemental Indentures and Agreements with Consent of Holders.

                  Except as permitted by Section 901, with the consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for Securities), by Act of said Holders delivered to the Company, Finance Corp., each Guarantor, if any, and the Trustee, the Company, Finance Corp. and each Guarantor (if a party thereto) when authorized by Board Resolutions, and the Trustee may (i) enter into an indenture or indentures supplemental hereto or agreements or other instruments with respect to any Guarantee in form and substance satisfactory to the Trustee, for the purpose of adding any provisions to or amending, modifying or changing in any manner or eliminating any of the provisions of this Indenture, the Securities or any Guarantee (including but not limited to, for the purpose of modifying in any manner the rights of the Holders under this Indenture, the Securities or any Guarantee) or (ii) waive compliance with any provision in this Indenture, the Securities or any Guarantee (other than waivers of past Defaults covered by Section 513 and waivers of covenants which are covered by Section 1021); provided, however, that no such supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (a) change the Stated Maturity of the principal of, or any installment of interest on, or change to an earlier date any Redemption Date of, or waive a default in the payment of the principal of, premium, if any, or interest on, any such Security or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any such Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

                  (b) amend, change or modify the obligation of the Issuers to make and consummate an Offer with respect to any Asset Sale or Asset Sales in accordance with Section 1012 or the obligation of the Issuers to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with Section 1015, including, in each case, amending, changing or modifying any definitions related thereto;

                  (c) reduce the percentage in principal amount of such Outstanding Securities, the consent of whose holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver or compliance with certain provisions of this Indenture;

                  (d) modify any of the provisions of this Section 902 or
Section 513 or 1021, except to increase the percentage of such Outstanding Securities required for such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each such Security affected thereby;

                  (e) except as otherwise permitted under Article Eight, consent to the assignment or transfer by the Company, Finance Corp. or any Guarantor of any of its rights and obligations hereunder; or

                  (f) amend or modify any of the provisions of this Indenture relating to the subordination of the Securities or any Guarantee in any manner adverse to the Holders of the Securities or any Guarantee.

                  Upon the written request of the Company, Finance Corp. and each Guarantor, if any, accompanied by a copy of Board Resolutions authorizing the execution of any such supplemental indenture or Guarantee, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company, Finance Corp. and each Guarantor in the execution of such supplemental indenture or Guarantee.

                  It shall not be necessary for any Act of Holders under this
Section 902 to approve the particular form of any proposed supplemental indenture or Guarantee or agreement or instrument relating to any Guarantee, but it shall be sufficient if such Act shall approve the substance thereof.

                  Section 903. Execution of Supplemental Indentures and Agreements.

                  In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Sections 315(a) through 315(d) and Section 602 hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument (a) is authorized or permitted by this Indenture and (b) does not violate the provisions of any agreement or instrument evidencing any other Indebtedness of the Company, Finance Corp., any Guarantor or any other Restricted Subsidiary. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture, any Guarantee or otherwise.

         Section 904.        Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 905.        Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

         Section 906.        Reference in Securities to Supplemental Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuers shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Issuers and each Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         Section 907.        Notice of Supplemental Indentures.

                  Promptly after the execution by the Issuers, any Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                   ARTICLE TEN

                                    COVENANTS

         Section 1001.       Payment of Principal, Premium and Interest.

                  The Issuers shall duly and punctually pay the principal of, premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         Section 1002.       Maintenance of Office or Agency.

                  The Issuers shall maintain an office or agency where Securities may be presented or surrendered for payment. The Issuers also will maintain in The City of New York an office or agency where Securities may be surrendered for registration of transfer, redemption or exchange and where notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served. The office of the Trustee, at its Corporate Trust Office initially located at 114 West 47th Street, New York, New York 10036, will be such office or agency of the Issuers, unless the Issuers shall designate and maintain some other office or agency for one or more of such purposes. The Issuers will give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Issuers shall fail to maintain any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of the Trustee and the Issuers hereby appoint the Trustee such agent as its agent to receive all such presentations, surrenders, notices and demands.

                  The Issuers may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Issuers will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

                  The Trustee shall initially act as Paying Agent for the Securities.

         Section 1003.       Money for Security Payments to Be Held in Trust.

                  If the Company, Finance Corp. or any of their Affiliates shall at any time act as Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  If the Company, Finance Corp. or any of their Affiliates is not acting as Paying Agent, the Issuers will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Issuers will promptly notify the Trustee of such action or any failure so to act.

                  If the Issuers are not acting as Paying Agent, the Issuers will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any Default by the Issuers or any Guarantor (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest on the Securities;

                  (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

                  The Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuers or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Issuers, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall promptly be paid to the Issuers on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuers as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in the New York Times and The Wall Street Journal (national edition), and mail to each such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, publication and mailing, any unclaimed balance of such money then remaining will promptly be repaid to the Issuers.

         Section 1004.       Corporate Existence.

                  Subject to Article Eight, the Issuers shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence or limited liability company existence and related rights and franchises (charter and statutory) of the Company, Finance Corp. (which shall remain a corporation) and each Restricted Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise or the corporate existence or limited liability company existence of any such Restricted Subsidiary if the Board of Directors of the Company shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company and its Restricted Subsidiaries as a whole; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Restricted Subsidiary or any of its assets in compliance with the terms of this Indenture.

         Section 1005.       Payment of Taxes and Other Claims.

                  The Issuers shall pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (a) all taxes, assessments and governmental charges levied or imposed upon the Company, Finance Corp. or any of the Company's Restricted Subsidiaries shown to be due on any return of the Company, Finance Corp. or any of the Company's Restricted Subsidiaries or otherwise assessed or upon the income, profits or property of the Company, Finance Corp. or any of the Company's Restricted Subsidiaries if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company, Finance Corp. or any Guarantor to perform its obligations hereunder and (b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien upon the property of the Company, Finance Corp. or any of the Company's Restricted Subsidiaries, except for any Lien permitted to be incurred under Section 1011, if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company, Finance Corp. or any Guarantor to perform its obligations hereunder; provided, however, that the Issuers shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Issuers) are being maintained in accordance with GAAP.

         Section 1006.       Maintenance of Properties.

                  The Issuers shall cause all material properties owned by the Company, Finance Corp. or any of the Company's Restricted Subsidiaries or used or held for use in the conduct of the Company's business or the business of any of the Company's Restricted Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Issuers may be consistent with sound business practice and necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Issuers from discontinuing the maintenance of any of such properties if such discontinuance is, in the reasonable judgment of the Issuers, desirable in the conduct of the Company's business or the business of any of the Company's Restricted Subsidiaries; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Restricted Subsidiary or any of its properties or assets in compliance with the terms of this Indenture.

         Section 1007.       Maintenance of Insurance.

                  The Issuers shall at all times keep all of the Company's and the Company's Restricted Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Issuers in good faith to be financially sound and responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in the same general geographic areas in which the Company and its Restricted Subsidiaries operate, except where the failure to do so could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or prospects of the Company and its Restricted Subsidiaries, taken as a whole.

         Section 1008.       Limitation on Indebtedness.

                  The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, create, issue, incur, assume, guarantee or otherwise in any manner become directly or indirectly liable for the payment of or otherwise incur, contingently or otherwise (collectively, "incur"), any Indebtedness (including any Acquired Indebtedness), unless such Indebtedness is incurred by the Company or a Guarantor or constitutes Acquired Indebtedness of a Restricted Subsidiary and, in each case, the Company's Consolidated Fixed Charge Coverage Ratio for the most recent four full fiscal quarters for which financial statements are available immediately preceding the incurrence of such Indebtedness taken as one period is at least equal to or greater than 2:1.

                  Notwithstanding the foregoing, the Company and, to the extent specifically set forth below, the Restricted Subsidiaries may incur each and all of the following (collectively, the "Permitted Indebtedness"):

                  (i) Indebtedness of the Company (and guarantees thereof by the Guarantors) under the Credit Facility in an aggregate principal amount then classified as having been incurred in reliance on this clause (i) at any one time outstanding not to exceed the greater of (a) $25 million under any revolving credit facility thereof and in respect of letters of credit thereunder minus the amount by which any commitments thereunder are permanently reduced and minus the aggregate amount of Net Cash Proceeds of Asset Sales applied to permanently reduce the commitments with respect to such Indebtedness pursuant to
Section 1012; and (b) the sum of (1) 80% of the consolidated net book value of the accounts receivable and (2) 60% of the net book value of the inventory, in each case of the Company and its Restricted Subsidiaries as set forth on the latest available consolidated balance sheet of the Company determined in accordance with GAAP;

                  (ii) Indebtedness of the Issuers pursuant to the Securities (other than any Additional Securities) and Indebtedness of any Guarantor pursuant to a Guarantee of the Securities (other than any Additional Securities);

                  (iii) Indebtedness of the Company or any Restricted Subsidiary outstanding on the date of the Indenture;

                  (iv) Indebtedness of the Company owing to a Restricted Subsidiary; provided that any Indebtedness of the Company owing to a Restricted Subsidiary that is not a Guarantor is made pursuant to an intercompany note in the form attached to this Indenture as Annex A and is unsecured and is subordinated in right of payment from and after such time as the Securities shall become due and payable (whether at Stated Maturity, acceleration or otherwise) to the payment and performance of the Company's obligations under the Securities; provided, further, that any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to a

Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the Company or other obligor not permitted by this clause (iv);

                  (v) Indebtedness of a Majority Owned Restricted Subsidiary owing to the Company or another Majority Owned Restricted Subsidiary; provided that any such Indebtedness is made pursuant to an intercompany note in the form attached to this Indenture as Annex A; provided, further, that (a) any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to the Company or a Majority Owned Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the obligor not permitted by this clause (v), and (b) any transaction pursuant to which any Majority Owned Restricted Subsidiary, which has Indebtedness owing to the Company or any other Wholly Owned Restricted Subsidiary, ceases to be a Majority Owned Restricted Subsidiary shall be deemed to be the incurrence of Indebtedness by such Majority Owned Restricted Subsidiary that is not permitted by this clause (v);

         (vi) guarantees of any Restricted Subsidiary made in accordance with
Section 1013 herein;


         (vii) obligations of the Company or any Restricted Subsidiary entered into in the ordinary course of business (a) pursuant to Interest Rate Agreements designed to protect the Company or any Restricted Subsidiary against fluctuations in interest rates in respect of Indebtedness of the Company or any Restricted Subsidiary as long as such obligations do not exceed the aggregate principal amount of such Indebtedness then outstanding or (b) under any Currency Hedging Agreements, relating to (1) Indebtedness of the Company or any Restricted Subsidiary and/or (2) obligations to purchase or sell assets or properties, in each case, incurred in the ordinary course of business of the Company or any Restricted Subsidiary; provided, however, that such Currency Hedging Agreements do not increase the Indebtedness or other obligations of the Company or any Restricted Subsidiary outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities and compensation payable thereunder;

                  (viii) Indebtedness of the Company or any Restricted Subsidiary represented by Capital Lease Obligations or Purchase Money Obligations or other Indebtedness incurred or assumed in connection with the acquisition or development of real or personal, movable or immovable, property in each case incurred for the purpose of financing or refinancing all or any part of the purchase price or cost of construction or improvement of property (including common stock) used in the business of the Company, in an aggregate principal amount outstanding at any time pursuant to this clause (viii) not to exceed the greater of $7.5 million or 10% of the Company's Consolidated Net Tangible Assets; provided that the principal amount of any Indebtedness permitted under this clause (viii) did not in each case at the time of incurrence exceed the Fair Market Value, as determined by the Company in good faith, of the acquired or constructed asset or improvement so financed;

                  (ix) Acquired Indebtedness, Indebtedness incurred to finance acquisitions, or Indebtedness incurred to refinance Acquired Indebtedness or Indebtedness incurred to finance acquisitions, in any such case of the Company or any Guarantor, provided that after giving pro forma effect thereto (a) the Company's Consolidated Fixed Charge Coverage Ratio is less than 2.0:1 but greater than or equal to 1.75:1 and (b) the Company's Consolidated Fixed Charge Coverage Ratio increases as a consequence of such incurrence and related acquisition;

                  (x) any renewals, extensions, substitutions, refundings, refinancings or replacements (collectively, a "refinancing") of any Indebtedness described in clauses (ii), (iii) or (ix) of this definition of "Permitted Indebtedness," including any successive refinancings so long as the borrower under such refinancing is the Company or, if not the Company, the same as the borrower of the Indebtedness being refinanced and the aggregate principal amount of Indebtedness represented thereby (or if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness plus any accreted value attributable thereto since the original issuance of such Indebtedness) is not increased by such refinancing plus the lesser of (I) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (II) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing and (A) in the case of any refinancing of Indebtedness that is Subordinated Indebtedness, such new Indebtedness is made subordinated to the Securities at least to the same extent as the Indebtedness being refinanced and
(B) in the case of Pari Passu Indebtedness or Subordinated Indebtedness, as the case may be, such refinancing does not reduce the Average Life to Stated Maturity or the Stated Maturity of such Indebtedness;

                  (xi) any guarantee by the Company or any of its Restricted Subsidiaries of Indebtedness of the Company or a Restricted Subsidiary of the Company that was not prohibited from being incurred pursuant to any of the terms of this Indenture;

                  (xii) Indebtedness incurred by the Company or any of its Restricted Subsidiaries constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including without limitation to letters of credit in respect to workers' compensation claims or self-insurance, or other Indebtedness with respect to reimbursement type obligations regarding workers' compensation claims; provided, however, that upon the drawing of such letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence;

                  (xiii) Indebtedness arising from agreements of the Company or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, asset or Restricted Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition; provided that (I) such Indebtedness is not reflected on the balance sheet of the Company or any Restricted Subsidiary (contingent obligations referred to in a footnote or footnotes to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (I)) and (II) the maximum assumable liability in respect of such Indebtedness shall at no time exceed the gross cash proceeds actually received by the Company and/or such Restricted Subsidiary in connection with such disposition;

                  (xiv) obligations in respect of performance and surety bonds and completion guarantees provided by the Company or any Restricted Subsidiary in the ordinary course of business; and

                  (xv) Indebtedness of the Company in addition to that described in clauses (i) through (xiv) above, and any renewals, extensions, substitutions, refinancings or replacements of such Indebtedness, so long as the aggregate principal amount of all such Indebtedness shall not exceed $10 million outstanding at any one time in the aggregate.

                  For purposes of determining compliance with this Section 1008, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness permitted by this covenant, the Company in its sole discretion shall classify such item of Indebtedness and only be required to include the amount of such Indebtedness as one of such types. In addition, the Company may, at any time, change the classification of an item of Indebtedness (or any portion thereof) to any other clause or to the first paragraph hereof provided that the Company would be permitted to incur such item of Indebtedness (or portion thereof) pursuant to such other clause or the first paragraph hereof, as the case may be, at such time of reclassification except for Redeemable Capital Stock outstanding on the date of the Indenture.

         Section 1009.       Limitation on Restricted Payments.

                  (a) The Company will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly:

                  (i) declare or pay any dividend on, or make any distribution on account of, any shares of the Company's Capital Stock (other than dividends or distributions payable solely in shares of its Qualified Capital Stock or in options, warrants or other rights to acquire shares of such Qualified Capital Stock);

                  (ii) purchase, redeem, defease or otherwise acquire or retire for value, directly or indirectly, the Company's Capital Stock, any Capital Stock of any Subsidiary of the Company (other than Capital Stock of any Wholly Owned Restricted Subsidiary of the Company or any Restricted Subsidiary if as a result of such purchase, redemption, defeasance, acquisition or retirement, such Restricted Subsidiary becomes a Majority Owned Restricted Subsidiary), any Capital Stock of any entity that owns, directly or indirectly, a majority of the Capital Stock of the Company, or options, warrants or other rights to acquire any of the aforementioned Capital Stock;

                  (iii) make any principal payment on, or repurchase, redeem, defease, retire or otherwise acquire for value, prior to any required or mandatory principal payment, sinking fund payment or maturity, any Subordinated Indebtedness;

                  (iv) declare or pay any dividend or distribution on any Capital Stock of any Restricted Subsidiary to any Person (other than (a) to the Company or any of its Wholly Owned Restricted Subsidiaries or (b) dividends or distributions made by a Restricted Subsidiary on a pro rata basis to all stockholders of such Restricted Subsidiary); or

                  (v) make any Investment in any Person (other than any Permitted Investments)

(any of the foregoing actions described in clauses (i) through (v), other than any such action that is a Permitted Payment (as defined below), collectively, "Restricted Payments") (the amount of any such Restricted Payment, if other than cash, shall be the Fair Market Value of the assets proposed to be transferred, as determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution), unless

         (1) immediately before and immediately after giving effect to such proposed Restricted Payment on a pro forma basis, no Default or Event of Default shall have occurred and be continuing and such Restricted Payment shall not be an event which is, or after notice or lapse of time or both, would be, an "event of default" under the terms of any Indebtedness of the Company or its Restricted Subsidiaries;

         (2) immediately before and immediately after giving effect to such Restricted Payment on a pro forma basis, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the provisions described under Section 1008 herein; and

         (3) after giving effect to the proposed Restricted Payment, the aggregate amount of all such Restricted Payments declared or made after the date of this Indenture and all Designation Amounts does not exceed the sum of:

                  (A) 50% of the aggregate Consolidated Net Income of the Company accrued on a cumulative basis during the period beginning on the first day of the Company's fiscal quarter beginning after the date of this Indenture and ending on the last day of the Company's last fiscal quarter ending prior to the date of the Restricted Payment (or, if such aggregate cumulative Consolidated Net Income shall be a loss, minus 100% of such loss);

                  (B) the aggregate net cash proceeds (including the Fair Market Value of property other than cash, provided that such Fair Market Value is determined by the Board of Directors of the Company in good faith and evidenced by a Board Resolution set forth in an Officer's Certificate delivered to the Trustee and, if the Fair Market Value is in excess of $5 million, an opinion as to the value thereof issued by an investment banking firm of national standing, (a copy of which shall be delivered to the Trustee), which opinion shall provide a specific value which, or a range of values the lowest point of which, is not lower than the value set forth in the Board Resolution, and provided further that such property is related, ancillary or complementary to any business of the Company and its Restricted Subsidiaries) received after the date of this Indenture by the Company either (x) as capital contributions in the form of common equity to the Company or (y) from the issuance or sale (other than to any of its Subsidiaries) of Qualified Capital Stock of the Company or any options, warrants or rights to purchase such Qualified Capital Stock of the Company (except, in each case, to the extent such proceeds are used to purchase, redeem or otherwise retire Capital Stock or Subordinated Indebtedness as set forth below in clause (ii) or (iii) of paragraph
                           (b) below) (and excluding the net cash proceeds from the issuance of Qualified Capital Stock financed, directly or indirectly, using funds borrowed from the Company or any Subsidiary until and to the extent such borrowing is repaid);

                  (C) the aggregate net cash proceeds (including the Fair Market Value of property other than cash, provided that such Fair Market Value is determined by the Board of Directors of the Company in good faith and evidenced by a Board Resolution set forth in an Officer's Certificate delivered to the Trustee and, if the Fair Market Value is in excess of $5 million, an opinion as to the value thereof issued by an investment banking firm of national standing (a copy of which shall be delivered to the Trustee), which opinion shall provide a specific value which, or a range of values the lowest point of which, is not lower than the value set forth in the Board Resolution and provided further that such property is related, ancillary or complementary to any business of the Company and its Restricted Subsidiaries) received after the date of this Indenture by the Company (other than from any of its Subsidiaries) upon the exercise of any options, warrants or rights to purchase Qualified Capital Stock of the Company (and excluding the net cash proceeds from the exercise of any options, warrants or rights to purchase Qualified Capital Stock financed, directly or indirectly, using funds borrowed from the Company or any Subsidiary until and to the extent such borrowing is repaid);

                  (D) the aggregate net cash proceeds received after the date of this Indenture by the Company from the conversion or exchange, if any, of debt securities or Redeemable Capital Stock of the Company or its Restricted Subsidiaries into or for Qualified Capital Stock of the Company plus, to the extent such debt securities or Redeemable Capital Stock were issued after the date of this Indenture, the aggregate of net cash proceeds from their original issuance (and excluding the net cash proceeds from the conversion or exchange of debt securities or Redeemable Capital Stock financed, directly or indirectly, using funds borrowed from the Company or any Subsidiary until and to the extent such borrowing is repaid); and

                  (E) (a) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after the date of this Indenture, an amount (to the extent not included in Consolidated Net Income) equal to the lesser of the return of capital with respect to such Investment and the initial amount of such Investment, in either case, less the cost of the disposition of such Investment and net of taxes, and (b) in the case of the designation of an Unrestricted Subsidiary as a Restricted Subsidiary (as long as the designation of such Subsidiary as an Unrestricted Subsidiary was deemed a Restricted Payment), the Fair Market Value of the Company's interest in such Subsidiary provided that such amount shall not in any case exceed the amount of the Restricted Payment deemed made at the time the Subsidiary was designated as an Unrestricted Subsidiary.

                  (b) Notwithstanding the foregoing, and in the case of clauses
(ii) through (xi) below, so long as no Default or Event of Default is continuing or would arise therefrom, the foregoing provisions shall not prohibit the following actions (each of clauses (i) through (iv) being referred to as a "Permitted Payment"):

                  (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment was permitted by the provisions of paragraph (a) of this Section and such payment shall have been deemed to have been paid on such date of declaration and shall not have been deemed a "Permitted Payment" for purposes of the calculation required by paragraph (a) of this Section 1009;

                  (ii) the repurchase, redemption, or other acquisition or retirement for value of any shares of any class of Capital Stock of the Company in exchange for (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares or scrip), or out of the Net Cash Proceeds of a substantially concurrent issuance and sale for cash (other than to a Subsidiary) of, other shares of Qualified Capital Stock of the Company; provided that the Net Cash Proceeds from the issuance of such shares of Qualified Capital Stock are excluded from clause (3)(B) of paragraph (a) of this Section 1009;

                  (iii) the repurchase, redemption, defeasance, retirement or acquisition for value or payment of principal of any Subordinated Indebtedness in exchange for, or in an amount not in excess of the Net Cash Proceeds of, a substantially concurrent issuance and sale for cash (other than to any Subsidiary of the Company) of any Qualified Capital Stock of the Company, provided that the Net Cash Proceeds from the issuance of such shares of Qualified Capital Stock are excluded from clause (3)(B) of paragraph (a) of this
Section 1009; and

                  (iv) the repurchase, redemption, defeasance, retirement, refinancing, acquisition for value or payment of principal of any Subordinated Indebtedness (other than Redeemable Capital Stock) (a "refinancing") through the substantially concurrent issuance of new Subordinated Indebtedness of the Company, provided that any such new Subordinated Indebtedness (1) shall be in a principal amount that does not exceed the principal amount so refinanced (or, if such Subordinated Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, then such lesser amount as of the date of determination), plus the lesser of (I) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (II) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing; (2) has an Average Life to Stated Maturity greater than the remaining Average Life to Stated Maturity of the Subordinated Indebtedness being refinanced; and (3) is expressly subordinated in right of payment to the Securities at least to the same extent as the Subordinated Indebtedness to be refinanced;

                  (v) the purchase or redemption of shares of Special Preferred Stock issued subsequent to the Issue Date, provided that immediately following such purchase or redemption the Consolidated Fixed Charge Coverage Ratio of the Company is not less than 2.0:1;

                  (vi) the declaration or payment of dividends or other distributions, or the making of loans, to Sleepmaster Holdings LLC for (a) reasonable and customary salary, bonus and other benefits payable to officers, employees and consultants of Sleepmaster Holdings LLC consistent with past practice, (b) reasonable fees and expenses paid to members of the Board of Directors of Sleepmaster Holdings LLC consistent with past practice, (c) general corporate overhead expenses of Sleepmaster Holdings LLC in the ordinary course of business consistent with past practice, (d) management, consulting or advisory fees paid to Sleepmaster Holdings LLC to permit Sleepmaster Holdings LLC to pay management, consulting or advisory fees, in each case, not to exceed $500,000 in any fiscal year, and (e) the repurchase, redemption or other acquisition or retirement for value of any Capital Stock of Sleepmaster Holdings LLC or the Company held by any member or former member of Sleepmaster Holdings LLC's or the Company's (or any of the Company's Restricted Subsidiaries') management pursuant to any management equity subscription agreement, stockholders agreement or stock option agreement, in each case as in effect as of the date of the Indenture; provided, however, (A) with respect to clauses (a) through (c) above in the aggregate, the aggregate amount paid does not exceed $500,000 in any fiscal year and (B) with respect to clause (e) above, the aggregate price paid shall not exceed (x) $2 million in any calendar year (with unused amounts in any one calendar year being carried over to the immediately succeeding calendar year subject to a maximum (without giving effect to clause
(y)) of $5 million in any calendar year), plus (y) the net cash proceeds contributed to the Company by Sleepmaster Holdings LLC from any issuance or reissuance of Capital Stock by Sleepmaster Holdings LLC to members of management of the Company and its Restricted Subsidiaries (provided that the Net Cash Proceeds contributed to the Company from the issuance of such shares of Capital Stock are excluded from clause (3)(B) of paragraph (a) of this Section 1009 to the extent used pursuant to this clause (6)(e) of paragraph (b) of this Section
1009) and the proceeds to the Company of any "key-man" life insurance policies; provided that the cancellation of Indebtedness owing to the Company from members of management of the Company or any Restricted Subsidiary in connection with such repurchase of Capital Stock will not be deemed to be a Restricted Payment;

                  (vii) distributions to Sleepmaster Holdings LLC of Tax Amounts with respect to such calendar year, which distributions or payments may be made from time to time with respect to a calendar year, based on reasonable estimates of such Tax Amounts, as are necessary in order for Sleepmaster Holdings LLC to make estimated and final payments of income tax with respect to the Taxable Income of the Company with respect to such calendar year; provided that in the event that the amounts which were actually distributed under this clause (vii) with respect to such calendar year exceed the required Tax Amounts with respect to such calendar year as determined by the Company's accountants, Sleepmaster Holdings LLC shall promptly pay to the Company such excess; and provided further that all such distributions or payments in respect of a calendar year are made no later than 120 days after the end of such calendar year;

                  (viii) the declaration and payment of dividends on Redeemable Capital Stock issued on after the date of the Indenture, the incurrence of which satisfied the covenant set forth in the first paragraph of Section 1008;

                  (ix) repurchases of Capital Stock deemed to occur upon the exercise of stock options if such Capital Stock represents a portion of the exercise price thereof;

                  (x) loans, advances, dividends or distributions from the Company to Sleepmaster Holdings LLC in an amount equal to the current cash interest payments then due on the Sleep Investor Promissory Notes as in effect on the Issue Date; provided that with respect to any such loans, advances, dividends or distributions and after giving effect thereto, the Consolidated Fixed Charge Coverage Ratio of the Company is not less than 2.0:1, and

                  (xi) additional Restricted Payments, other than those listed above, not to exceed $5 million in the aggregate while the Securities are outstanding.

         Section 1010.       Limitation on Transactions with Affiliates.

                  The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with or for the benefit of any Affiliate of the Company (other than the Company or a Majority Owned Restricted Subsidiary) unless such transaction or series of related transactions is entered into in good faith and in writing and
(1) (a) such transaction or series of related transactions is on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that would be available in a comparable transaction in arm's-length dealings with an unrelated third party, and (b) the Company delivers an officers' certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (1)(a) of this Section, (2) with respect to any transaction or series of related transactions involving aggregate value in excess of $5 million, such transaction or series of related transactions has been approved by a majority of the Disinterested Directors of the Board of Directors of the Company, or in the event there is only one Disinterested Director, by such Disinterested Director, and (3) with respect to any transaction or series of related transactions involving aggregate value in excess of $10 million, the Company delivers to the Trustee a written opinion of an investment banking firm of national standing or other recognized independent expert with experience appraising the terms and conditions of the type of transaction or series of related transactions for which an opinion is required stating that the transaction or series of related transactions is fair to the Company or such Restricted Subsidiary from a financial point of view; provided, however, that this provision shall not apply to (1) employment agreements and employee benefit arrangements with any officer or director of the Company, including under any stock option or stock incentive plans, entered into in the ordinary course of business and consistent with the past practices of the Company or such Restricted Subsidiary, (2) transactions pursuant to agreements in effect on the date of this Indenture, including amendments thereto entered into after that date, provided that the terms of any such amendment are not less favorable to the Company or such Restricted Subsidiary than the terms of such agreement prior to such amendment or (3) any Permitted Payment or Restricted Payment which is permitted to be made under
Section 1009.

         Section 1011.       Limitation on Liens.

         The Company will not, and will not cause or permit any Restricted Subsidiary to, directly or indirectly, create, incur or affirm any Lien of any kind securing any Pari Passu Indebtedness or Subordinated Indebtedness (including any assumption, guarantee or other liability with respect thereto by any Restricted Subsidiary) upon any property or assets (including any intercompany notes) of the Company or any Restricted Subsidiary owned on the date of this Indenture or acquired after the date of this Indenture, or assign or convey any right to receive any income or profits therefrom, unless the Securities (or a Guarantee in the case of Liens of a Guarantor) are directly secured equally and ratably with (or, in the case of Subordinated Indebtedness, prior or senior thereto, with the same relative priority as the Securities shall have with respect to such Subordinated Indebtedness) the obligation or liability secured by such Lien except for Liens

         (A) securing Acquired Indebtedness which was created prior to (and not created in connection with, or in contemplation of) the incurrence of such Pari Passu Indebtedness or Subordinated Indebtedness (including any assumption, guarantee or other liability with respect thereto by any Restricted Subsidiary) and which Indebtedness is permitted under the provisions of
                  Section 1008 herein; provided, however, that in the case of this clause (A), any such Lien only extends to the assets that were subject to such Lien securing such Indebtedness prior to the related acquisition by the Company or its Restricted Subsidiaries,

         (B) securing any Indebtedness incurred in connection with any refinancing, renewal, substitutions or replacements of any such Indebtedness described in clause (A), so long as the aggregate principal amount of Indebtedness represented thereby (or if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness plus any accreted value attributable thereto since the original issuance of such Indebtedness) is not increased by such refinancing by an amount greater than the lesser of (1) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (2) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing, provided, however, that in the case of this clause (B), any such Lien only extends to the assets that were subject to such Lien securing such Indebtedness prior to the related acquisition by the Company or its Restricted Subsidiaries,

         (C)      Liens in favor of the Company or any Restricted Subsidiary,

         (D) Liens on property existing at the time of acquisition thereof by the Company or any Restricted Subsidiary of the Company, provided such Liens were not incurred in contemplation of such acquisition,

         (E)      Liens existing on the date of the Indenture, and

         (F) Liens securing Indebtedness incurred pursuant to clause (10) of the second paragraph of Section 1008 herein where the Liens securing the Indebtedness being refinanced were permitted under the Indenture.

         Notwithstanding the foregoing, any Lien securing the Securities granted pursuant to this covenant shall be automatically and unconditionally released and discharged upon the release by the holders of the Pari Passu Indebtedness or Subordinated Indebtedness described above of their Lien on the property or assets of the Company or any Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness), at such time as the holders of all such Pari Passu Indebtedness or Subordinated Indebtedness also release their Lien on the property or assets of the Company or such Restricted Subsidiary, or upon any sale, exchange or transfer to any Person not an Affiliate of the Company of the property or assets secured by such Lien, or of all of the Capital Stock held by the Company or any Restricted Subsidiary in, or all or substantially all the assets of, any Restricted Subsidiary creating such Lien.

         Section 1012.       Limitation on Sale of Assets.

                  (a) The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, consummate an Asset Sale unless (i) at least 75% of the consideration from such Asset Sale is received in cash or Temporary Cash Investments and (ii) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets subject to such Asset Sale (as determined by the Board of Directors of the Company and evidenced in a Board Resolution); provided that the amount of (x) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet) of the Company or any Restricted Subsidiary (other than contingent liabilities, liabilities that are subordinated to or rank equally with the Securities or any guarantee thereof and liabilities that are incurred in connection with or in contemplation of the related Asset Sale) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that fully and unconditionally releases the Company or such Restricted Subsidiary from further liability and (y) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are promptly converted by the Company or such Restricted Subsidiary into cash or Temporary Cash Investments (to the extent of the cash received) shall be deemed to be cash for purposes of this provision; and provided, further, that the 75% limitation referred to in clause (ii) above will not apply to any Asset Sale in which the cash or Temporary Cash Investments portion of the consideration received therefrom, determined in accordance with the foregoing proviso, is equal to or greater than what the after-tax proceeds would have been had such Asset Sale complied with the aforementioned 75% limitation.

                  (b) If all or a portion of the Net Cash Proceeds of any Asset Sale are not required to be applied to repay permanently any Senior Indebtedness or Senior Guarantor Indebtedness then outstanding as required by the terms thereof, or the Company determines not to apply such Net Cash Proceeds to the permanent prepayment of such Senior Indebtedness or Senior Guarantor Indebtedness, or if no such Senior Indebtedness or Senior Guarantor Indebtedness is then outstanding, then the Company or a Restricted

Subsidiary may within 365 days of the Asset Sale invest the Net Cash Proceeds in properties and other assets that (as determined by the Board of Directors of the Company) replace the properties and assets that were the subject of the Asset Sale or in properties and assets that will be used in the businesses of the Company or its Restricted Subsidiaries existing on the date of this Indenture or in businesses reasonably related thereto. The amount of such Net Cash Proceeds not used or invested within 365 days of the Asset Sale as set forth in this paragraph constitutes "Excess Proceeds."

                  (c) When the aggregate amount of Excess Proceeds exceeds $5 million or more, the Company will apply the Excess Proceeds to the repayment of the Securities and any other Pari Passu Indebtedness outstanding with similar provisions requiring the Company to make an offer to purchase such Indebtedness with the proceeds from any Asset Sale as follows: (A) the Company will make an offer to purchase (an "Offer") from all holders of the Securities in accordance with the procedures set forth in this Indenture in the maximum principal amount (expressed as a multiple of $1,000) of Securities that may be purchased out of an amount (the "Security Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the Securities, and the denominator of which is the sum of the outstanding principal amount (or accreted value in the case of Indebtedness issued with original issue discount) of the Securities and such Pari Passu Indebtedness (subject to proration in the event such amount is less than the aggregate Offered Price (as defined herein) of all Securities tendered) and (B) to the extent required by such Pari Passu Indebtedness to permanently reduce the principal amount of such Pari Passu Indebtedness (or accreted value in the case of Indebtedness issued with original issue discount), the Company will make an offer to purchase or otherwise repurchase or redeem Pari Passu Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu Debt Amount") equal to the excess of the Excess Proceeds over the Security Amount; provided that in no event will the Company be required to make a Pari Passu Offer in a Pari Passu Debt Amount exceeding the principal amount (or accreted value) of such Pari Passu Indebtedness plus the amount of any premium required to be paid to repurchase such Pari Passu Indebtedness. The offer price for the Securities will be payable in cash in an amount equal to 100% of the principal amount of the Securities plus accrued and unpaid interest, if any, to the date (the "Offer Date") such Offer is consummated (the "Offered Price"), in accordance with the procedures set forth in this Indenture. To the extent that the aggregate Offered Price of the Securities tendered pursuant to the Offer is less than the Security Amount relating thereto or the aggregate amount of Pari Passu Indebtedness that is purchased in a Pari Passu Offer is less than the Pari Passu Debt Amount, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Securities and Pari Passu Indebtedness surrendered by holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Securities to be purchased on a pro rata basis. Upon the completion of the purchase of all the

Securities tendered pursuant to an Offer and the completion of a Pari Passu Offer, the amount of Excess Proceeds, if any, shall be reset at zero.

                  (d) If the Company becomes obligated to make an Offer pursuant to clause (c) above, the Securities and the Pari Passu Indebtedness shall be purchased by the Company, at the option of the holders thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 30 days and not later than 60 days from the date the notice of the Offer is given to holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act.

                  (e) The Company will comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with an Offer.

                  (f) Subject to paragraph (e) above, within 30 days after the date on which the amount of Excess Proceeds equals or exceeds $5 million, the Company shall send or cause to be sent by first-class mail, postage prepaid, to the Trustee and to each Holder, at his address appearing in the Security Register, a notice stating or including:

                           (1) that the Holder has the right to require the
                  Company to repurchase, subject to proration, such Holder's Securities at the Offered Price;

                           (2)      the Offer Date;

                           (3) the instructions a Holder must follow in order to
                  have his Securities purchased in accordance with paragraph (c) of this Section;

                           (4) (i) the most recently filed Annual Report on Form
                  10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report, other than Current Reports describing Asset Sales otherwise described in the offering materials (or corresponding successor reports) (or in the event the Company is not required to prepare any of the foregoing Forms, the comparable information required pursuant to Section 1019),
                  (ii) a description of material developments, if any, in the Company's business subsequent to the date of the latest of such reports, (iii) if material, appropriate pro forma financial information, and (iv) such other information, if any, concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed investment decision regarding the Offer;

                           (5)      the Offered Price;

                           (6) the names and addresses of the Paying Agent and
                  the offices or agencies referred to in Section 1002;

                           (7) that Securities must be surrendered prior to the
                  Offer Date to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 1002 to collect payment;

                           (8) that any Securities not tendered will continue to
                  accrue interest and that unless the Company defaults in the payment of the Offered Price, any Security accepted for payment pursuant to the Offer shall cease to accrue interest on and after the Offer Date;

                           (9)      the procedures for withdrawing a tender; and

                           (10) that the Offered Price for any Security which
                  has been properly tendered and not withdrawn and which has been accepted for payment pursuant to the Offer will be paid promptly following the Offered Date.

                  (g) Holders electing to have Securities purchased hereunder will be required to surrender such Securities at the address specified in the notice prior to the Offer Date. Holders will be entitled to withdraw their election to have their Securities purchased pursuant to this Section 1012 if the Company receives, not later than one Business Day prior to the Offer Date, a telegram, telex, facsimile transmission or letter setting forth (1) the name of the Holder, (2) the certificate number of the Security in respect of which such notice of withdrawal is being submitted, (3) the principal amount of the Security (which shall be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which his election is to be withdrawn, (4) a statement that such Holder is withdrawing his election to have such principal amount of such Security purchased, and (5) the principal amount, if any, of such Security (which shall be $1,000 or an integral multiple thereof) that remains subject to the original notice of the Offer and that has been or will be delivered for purchase by the Company.

                  (h) The Company shall (i) not later than the Offer Date, accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) not later than 10:00 a.m. (New York time) on the Offer Date, deposit with the Trustee or with a Paying Agent an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Offer Date) sufficient to pay the aggregate Offered Price of all the Securities or portions thereof which are to be purchased on that date and (iii) not later than 10:00 a.m. (New York time) on the Offer Date, deliver to the Paying Agent an Officers' Certificate stating the Securities or portions thereof accepted for payment by the

Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Offered Price of the Securities purchased from each such Holder, and the Company shall execute and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Paying Agent at the Company's expense to the Holder thereof. For purposes of this Section 1012, the Company shall choose a Paying Agent which shall not be the Company.

                  Subject to applicable escheat laws, the Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest, if any, thereon, held by them for the payment of the Offered Price; provided, however, that (x) to the extent that the aggregate amount of cash deposited by the Company with the Trustee in respect of an Offer exceeds the aggregate Offered Price of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Company and (y) unless otherwise directed by the Company in writing, promptly after the Business Day following the Offer Date the Trustee shall return any such excess to the Company together with interest or dividends, if any, thereon.

                  (i) Securities to be purchased shall, on the Offer Date, become due and payable at the Offered Price and from and after such date (unless the Company shall default in the payment of the Offered Price) such Securities shall cease to bear interest. Such Offered Price shall be paid to such Holder promptly following the later of the Offer Date and the time of delivery of such Security to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Offered Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Offer Date shall be payable to the Person in whose name the Securities (or any Predecessor Securities) is registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 309; provided, further, that Securities to be purchased are subject to proration in the event the Excess Proceeds are less than the aggregate Offered Price of all Securities tendered for purchase, with such adjustments as may be appropriate by the Trustee so that only Securities in denominations of $1,000 or integral multiples thereof, shall be purchased. If any Security tendered for purchase shall not be so paid upon surrender thereof by deposit of funds with the Trustee or a Paying Agent in accordance with paragraph (h) above, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Offer Date at the rate borne by such Security. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Security Registrar or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Offer Date.

         Section 1013. Limitation on Issuances of Guarantees of and Pledges for Indebtedness.

                  (a) The Company will not cause or permit any Restricted Subsidiary, other than a Guarantor, directly or indirectly, to secure the payment of any Senior Indebtedness of the Company and the Company will not, and will not permit any Restricted Subsidiary to, pledge any intercompany notes representing obligations of any Restricted Subsidiary (other than a Guarantor) to secure the payment of any Senior Indebtedness unless in each case such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to the Indenture providing for a guarantee of payment of the Securities by such Restricted Subsidiary, which guarantee shall be on the same terms as the guarantee of the Senior Indebtedness (if a guarantee of Senior Indebtedness is granted by any such Restricted Subsidiary) except that the guarantee of the Securities need not be secured and shall be subordinated to the claims against such Restricted Subsidiary in respect of Senior Indebtedness to the same extent as the Securities are subordinated to Senior Indebtedness of the Company under the Indenture.

                  (b) The Company will not cause or permit any Restricted Subsidiary (which is not a Guarantor), directly or indirectly, to guarantee, assume or in any other manner become liable with respect to any Indebtedness of the Company or any Restricted Subsidiary unless such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to the Indenture providing for a Guarantee of the Securities on the same terms as the guarantee of such Indebtedness except that (A) such guarantee need not be secured unless required pursuant to Section 1011 herein; (B) if such Indebtedness is by its terms Senior Indebtedness, any such assumption, guarantee or other liability of such Restricted Subsidiary with respect to such Indebtedness shall be senior to such Restricted Subsidiary's Guarantee of the Securities to the same extent as such Senior Indebtedness is senior to the Securities and (C) if such Indebtedness is by its terms expressly subordinated to the Securities, any such assumption, guarantee or other liability of such Restricted Subsidiary with respect to such Indebtedness shall be subordinated to such Restricted Subsidiary's Guarantee of the Securities at least to the same extent as such Indebtedness is subordinated to the Securities.

                  (c) Notwithstanding the foregoing, any Guarantee by a Restricted Subsidiary of the Securities shall provide by its terms that it (and all Liens securing the same) shall be automatically and unconditionally released and discharged upon
(i) any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary, which transaction is in compliance with the terms of this Indenture and such Restricted Subsidiary is released from all guarantees, if any, by it of other Indebtedness of the Company or any Restricted Subsidiaries and (ii) with respect to any Guarantees created after the date of this Indenture, the release by the holders of the Indebtedness of the Company described in clauses (a) and (b) above of their security interest or their guarantee by such Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness), at such time as (A) no other Indebtedness of the Company has been secured or guaranteed by such Restricted Subsidiary, as the case may be, or (B) the holders of all such other Indebtedness which is secured or guaranteed by such Restricted Subsidiary also release their security interest in or guarantee by such Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness).

         Section 1014.       Limitation on Senior Subordinated Indebtedness.

                  Each of the Company and Finance Corp. will not, and will not permit or cause any Guarantor to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise in any manner become directly or indirectly liable for or with respect to or otherwise permit to exist any Indebtedness that is subordinate in right of payment to any Indebtedness of the Company, Finance Corp. or such Guarantor, as the case may be, unless such Indebtedness is also pari passu with the Securities or the Guarantee of such Guarantor or subordinated in right of payment to the Securities or such Guarantee at least to the same extent as the Securities or such Guarantee are subordinated in right of payment to Senior Indebtedness or Senior Indebtedness of such Guarantor, as the case may be.

         Section 1015.       Purchase of Securities upon a Change of Control.

                  (a) Subject to subsections (f) and (k) below, if a Change of Control occurs, each Holder of Securities shall have the right to require that the Issuers purchase all or any part (in integral multiples of $1,000) of such Holder's Securities pursuant to the offer described below in this Section 1015 (the "Change of Control Offer") and in accordance with the other procedures set forth in subsections (b), (c), (d) and (e) of this Section 1015. In the Change of Control Offer, the Issuers shall offer to purchase all of the Securities at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Purchase Date") (subject to the rights of holders of record on relevant record dates to receive interest due on an interest payment date).

                  (b) Within 30 days of any Change of Control the Issuers shall notify the Trustee and give written notice of such Change of Control (the "Change of Control Purchase Notice") to each Holder of Securities, by first-class mail, postage prepaid, at its address appearing in the Security Register. The Change of Control Purchase Notice shall state, among other things:

                  (1) that a Change of Control has occurred, the date of such event and that such Holder has the right to require the Issuers to repurchase such Holder's Securities at the Change of Control Purchase Price;

                  (2) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

                  (3) (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report (or in the event the Company is not required to prepare any of the foregoing Forms, the comparable information required to be prepared by the Company and any Guarantor pursuant to Section 1019), (ii) a description of material developments, if any, in the Company's business subsequent to the date of the latest of such reports and (iii) such other information, if any, concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed investment decision regarding the Change of Control Offer;

                  (4) that the Change of Control Offer is being made pursuant to this Section 1015 and that all Securities properly tendered pursuant to the Change of Control Offer will be accepted for payment at the Change of Control Purchase Price;

                  (5) the Change of Control Purchase Date, which shall be fixed by the Issuers on a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with the requirements under the Exchange Act;

                  (6)      the Change of Control Purchase Price;

                  (7) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 1002;

                  (8) that Securities must be surrendered on or prior to the Change of Control Purchase Date to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 1002 to collect payment;

                  (9) that the Change of Control Purchase Price for any Security which has been properly tendered and not withdrawn will be paid promptly following the Change of Control Offer Purchase Date;

                  (10) the procedures that a Holder must follow to accept a Change of Control Offer or to withdraw such acceptance;

                  (11) that any Security not tendered will continue to accrue interest; and

                  (12) that, unless the Issuers default in the payment of the Change of Control Purchase Price, any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date.

                  (c) Upon receipt by the Issuers of the proper tender of Securities, the Holder of the Security in respect of which such proper tender was made shall (unless the tender of such Security is properly withdrawn) thereafter be entitled to receive solely the Change of Control Purchase Price with respect to such Security. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Issuers at the Change of Control Purchase Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Change of Control Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 309. If any Security tendered for purchase in accordance with the provisions of this Section 1015 shall not be so paid upon surrender thereof, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Change of Control Purchase Date at the rate borne by such Security. Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the Change of Control Purchase Notice at least one Business Day prior to the Change of Control Purchase Date. Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company, Finance Corp., the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, Finance Corp. and the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Issuers shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

                  (d) The Issuers shall (i) not later than the Change of Control Purchase Date, accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) not later than 10:00 a.m. (New York time) on the Business Day following the Change of Control Purchase Date, deposit with the Trustee or with a Paying Agent an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Change of Control Purchase Date) sufficient to pay the aggregate Change of Control Purchase Price of all the Securities or portions thereof which have been so accepted for payment and (iii) not later than 10:00 a.m. (New York time) on the Business Day following the Change of Control Purchase Date, deliver to the Paying Agent an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Issuers. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price of the Securities purchased from each such Holder, and the Issuers shall execute and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Paying Agent at the Issuers' expense to the Holder thereof. The Issuers will publicly announce the results of the Change of Control Offer on the Change of Control Purchase Date. For purposes of this Section 1015, the Issuer shall choose a Paying Agent which shall not be the Company or Finance Corp.

                  (e) A tender made in response to a Change of Control Purchase Notice may be withdrawn if the Issuers receive, not later than one Business Day prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter, specifying, as applicable:

                           (1)      the name of the Holder;

                           (2) the certificate number of the Security in respect
                  of which such notice of withdrawal is being submitted;

                           (3) the principal amount of the Security (which shall
                  be $1,000 or an integral multiple thereof) delivered for purchase by the Holder as to which such notice of withdrawal is being submitted;

                           (4) a statement that such Holder is withdrawing his
                  election to have such principal amount of such Security purchased; and

                           (5) the principal amount, if any, of such Security
                  (which shall be $1,000 or an integral multiple thereof) that remains subject to the original Change of Control Purchase Notice and that has been or will be delivered for purchase by the Issuers.

                  (f) Notwithstanding the foregoing, the Issuers will not be required to make a Change of Control Offer with respect to a Change of Control if, prior to such Change of Control, but after the execution of an agreement relating to such Change of Control is publicly announced, the Issuers shall have made an Early Change of Control Offer and purchased all securities validly tendered and not withdrawn in such Early Change of Control Offer at the Early Change of Control Purchase Price. The Issuers shall have no right to purchase Securities tendered in the Early Change of Control Offer unless the Change of Control with respect to which the Early Change of Control Offer is being made is consummated.

                  An "Early Change of Control Offer" shall be an offer (x) made by the Issuers to purchase all Securities properly tendered and not withdrawn pursuant to such Early Change of Control Offer at a purchase price (the "Early Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest, if any, to the date of purchase (the "Early Change of Control Purchase Date") (subject to the rights of holders of record on relevant record dates to receive interest due on an interest payment date), (y) which complies with subsection (g) hereof and (z) which complies with subsections (c), (d) and (e) hereof as if all references in such subsections to Change of Control Offer, Change of Control Purchase Price, Change of Control Purchase Date and Change of Control Notice referred to an Early Change of Control Offer, Early Change of Control Purchase Price, Early Change of Control Purchase Date and Early Change of Control Notice, respectively.

                  (g) If the Issuers chose to make an Early Change of Control Offer, they shall notify the Trustee and give written notice of such Early Change of Control to each Holder of Securities (the "Early Change of Control Purchase Notice"), by first-class mail, postage prepaid, at its address appearing in the Security Register. The Early Change of Control Purchase Notice shall state, among other things:

                  (1) that an agreement relating to a Change of Control has been executed and that the Issuers have chosen to satisfy their obligations pursuant to this Section 1015 by making an Early Change of Control Offer pursuant to which the Issuers are offering to repurchase all or any part (in integral multiples of $1,000) of such Holder's Securities at the Early Change of Control Purchase Price;

                  (2) the circumstances and relevant facts regarding such Change of Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control);

                  (3) (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q, as applicable, and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report (or in the event the Company is not required to prepare any of the foregoing Forms, the comparable information required to be prepared by the Company and any Guarantor pursuant to Section 1019), (ii) a description of material developments, if any, in the Company's business subsequent to the date of the latest of such reports and (iii) such other information, if any, concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed investment decision regarding the Early Change of Control Offer;

                  (4) that an Early Change of Control Offer is being made pursuant to this Section 1015 and that, if the Change of Control with respect to which the Early Change of Control Offer is being made occurs, all Securities properly tendered and not withdrawn pursuant to the Early Change of Control Offer will be accepted for payment at the Early Change of Control Purchase Price;

                  (5) the estimated date of the occurrence of the Change of Control;

                  (6) the Early Change of Control Purchase Date, which shall be no earlier than 30 days nor later than 90 days from the date such notice is mailed, or as is necessary to comply with the requirements under the Exchange Act, but which shall in no event be prior to the estimated date of the occurrence of the Change of Control;

                  (7) that the Early Change of Control Purchase Date will be automatically extended without further notice to the date of the occurrence of the Change of Control with respect to which the Early Change of Control Offer is being made;

                  (8)      the Early Change of Control Purchase Price;

                  (9) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 1002;

                  (10) that Securities must be surrendered on or prior to the Early Change of Control Purchase Date to the Paying Agent at the office of the Paying Agent or to an office or agency referred to in Section 1002 to collect payment;

                  (11) that the Early Change of Control Purchase Price for any Security which has been properly tendered and not withdrawn will be paid promptly following the Early Change of Control Offer Purchase Date;

                  (12) the procedures that a Holder must follow to accept an Early Change of Control Offer or to withdraw such acceptance;

                  (13) that any Security not tendered will continue to accrue interest;

                  (14) that, unless the Issuers default in the payment of the Early Change of Control Purchase Price, or the Change of Control with respect to which the Early Change of Control Offer is being made does not occur, any Securities accepted for payment pursuant to the Early Change of Control Offer shall cease to accrue interest after the Early Change of Control Purchase Date; and

                  (15) that if the Change of Control with respect to which the Early Change of Control Offer is being made is terminated, all Securities tendered in the Early Change of Control Offer will be promptly returned to the Holder who tendered such securities.

                  (h) Notwithstanding the foregoing, the Early Change of Control Offer shall terminate on the earlier to occur of (x) the termination of the agreement relating to the Change of Control specified in the Early Change of Control Purchase Notice and (y) 90 days from the date the Early Change of Control Notice is mailed; provided that no provision hereof shall prevent the Issuers from making a new Early Change of Control Offer pursuant to subsections
(f) and (g) hereof.

                  (i) Subject to applicable escheat laws, the Trustee and the Paying Agent shall return to the Issuers any cash that remains unclaimed, together with interest or dividends, if any, thereon, held by them for the payment of the Change of Control Purchase Price or the Early Change of Control Purchase Price; provided, however, that, (x) to the extent that the aggregate amount of cash deposited by the Issuers pursuant to clause (ii) of paragraph (d) above exceeds the aggregate Change of Control Purchase Price or the Early Change of Control Purchase Price, as the case may be, of the Securities or portions thereof to be purchased, then the Trustee shall hold such excess for the Issuers and (y) unless otherwise directed by the Issuers in writing, promptly after the Business Day following the Change of Control Purchase Date or the Early Change of Control

Purchase Date, as the case may be, the Trustee shall return any such excess to the Issuers together with interest, if any, thereon.

                  (j) The Issuers shall comply, to the extent applicable, with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer or an Early Change of Control Offer, as the case may be.

                  (k) Notwithstanding the foregoing, the Issuers will not be required to make a Change of Control Offer if a third party makes an Early Change of Control Offer or the Change of Control Offer, in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer or Early Change of Control Offer, as the case may be, made by the Issuers and purchases all the Securities validly tendered and not withdrawn under such Change of Control Offer or Early Change of Control Offer, as the case may be.

         Section 1016.       Limitation on Subsidiary Capital Stock.

                  (a) The Company will not permit any Restricted Subsidiary of the Company to issue, sell or transfer any Capital Stock, except for (1) if after giving effect to such issuance, sale or transfer of Capital Stock such Restricted Subsidiary would be a Majority Owned Restricted Subsidiary, (2) for Capital Stock issued or sold to, held by or transferred to the Company or a Wholly Owned Restricted Subsidiary, and (3) for Capital Stock issued by a Person prior to the time (A) such Person becomes a Restricted Subsidiary, (B) such Person merges with or into a Restricted Subsidiary or (C) a Restricted Subsidiary merges with or into such Person; provided that such Capital Stock was not issued or incurred by such Person in anticipation of the type of transaction contemplated by subclause (A), (B) or (C). This clause (a) shall not apply upon the acquisition of all the outstanding Capital Stock of such Restricted Subsidiary in accordance with the terms of this Indenture.

         (b) The Company will not permit any Person (other than the Company or a Wholly Owned Restricted Subsidiary) to acquire Capital Stock of any Restricted Subsidiary from the Company or any Restricted Subsidiary except (1) upon the acquisition of all the outstanding Capital Stock of such Restricted Subsidiary in accordance with the terms of this Indenture or (2) if after giving effect to such acquisition such Restricted Subsidiary would be a Majority Owned Subsidiary.

         (c) Notwithstanding the foregoing, this covenant shall not prohibit any issuance or sale of the Capital Stock of any Restricted Subsidiary if immediately after giving effect to such issuance or sale, any Investment in such Person remaining after giving effect to such issuance or sale would have been permitted to be made under

Section 1009 herein if made on the date of such issuance or sale. Any such Investment shall be deemed a Restricted Payment.

         Section 1017. Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries.

         The Company will not, and will not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (A) pay dividends or make any other distribution on its Capital Stock or any other interest or participation in or measured by its profits, (B) pay any Indebtedness owed to the Company or any other Restricted Subsidiary, (C) make any Investment in the Company or any other Restricted Subsidiary or (D) transfer any of its properties or assets to the Company or any other Restricted Subsidiary. However, this covenant does not prohibit any encumbrance or restriction (1) pursuant to an agreement in effect on the date of the Indenture; (2) with respect to a Restricted Subsidiary that is not a Restricted Subsidiary of the Company on the date of this Indenture, in existence at the time such Person becomes a Restricted Subsidiary of the Company and not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary, provided that such encumbrances and restrictions are not applicable to the Company or any Restricted Subsidiary or the properties or assets of the Company or any Restricted Subsidiary other than such Subsidiary which is becoming a Restricted Subsidiary; (3) under the Credit Facility as in effect on the date of this Indenture, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are not more restrictive in the aggregate (as determined in the good faith judgment of the Company's Board of Directors) with respect to such dividend and other payment restrictions than those contained in the Credit Facility as in effect on the date of the Indenture; (4) under this Indenture and the Securities (including the Additional Securities); (5) under any applicable law, rule, regulation or order; (6) by reason of customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (7) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (D) above on the property so acquired; (8) under contracts for the sale of assets, including without limitation customary restrictions with respect to a Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary; and (9) under any agreement that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses (1) through (8), or in this clause (9), provided that the terms and conditions of any such encumbrances or restrictions are no more restrictive in any material respect than those under or pursuant to the agreement evidencing the Indebtedness so extended, renewed, refinanced or replaced.

         Section 1018. Limitations on Unrestricted Subsidiaries.

         The Company may designate after the Issue Date any Subsidiary (other than a Guarantor) as an "Unrestricted Subsidiary" under this Indenture (a "Designation") only if:

         (a) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

         (b) the Company would be permitted to make an Investment (other than a Permitted Investment) at the time of Designation (assuming the effectiveness of such Designation) pursuant to the first paragraph of Section 1009 herein in an amount (the "Designation Amount") equal to the greater of (1) the net book value of the Company's interest in such Subsidiary calculated in accordance with GAAP or (2) the Fair Market Value of the Company's interest in such Subsidiary as determined in good faith by the Company's Board of Directors;

         (c) such Unrestricted Subsidiary does not own any Capital Stock in any Restricted Subsidiary of the Company which is not simultaneously being designated an Unrestricted Subsidiary;

         (d) such Unrestricted Subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness, provided that an Unrestricted Subsidiary may provide a Guarantee for the Securities; and

         (e) such Unrestricted Subsidiary is not a party to any agreement, contract, arrangement or understanding at such time with the Company or any Restricted Subsidiary unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company or, in the event such condition is not satisfied, the value of such agreement, contract, arrangement or understanding to such Unrestricted Subsidiary shall be deemed a Restricted Payment.

         In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to Section 1009 hereof for all purposes of this Indenture in the Designation Amount.

         The Company shall not and shall not cause or permit any Restricted Subsidiary to at any time

         (a) provide credit support for, guarantee or subject any of its property or assets (other than the Capital Stock of any Unrestricted Subsidiary) to the satisfaction of, any Indebtedness of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness) (other than Permitted Investments in Unrestricted Subsidiaries) or

         (b) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary. For purposes of the foregoing, the Designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be deemed to be the Designation of all of the Subsidiaries of such Subsidiary as Unrestricted Subsidiaries.

         The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation") if:

         (a) no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation;

         (b) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time, have been permitted to be incurred for all purposes of the Indenture; and

         (c) unless such redesignated Subsidiary shall not have any Indebtedness outstanding (other than Indebtedness that would be Permitted Indebtedness), immediately after giving effect to such proposed Revocation, and after giving pro forma effect to the incurrence of any such Indebtedness of such redesignated Subsidiary as if such Indebtedness was incurred on the date of the Revocation, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to
                  Section 1008 herein.

         All Designations and Revocations must be evidenced by a resolution of the Board of Directors of the Company delivered to the Trustee certifying compliance with the foregoing provisions.

         Section 1019. Limitation on Activities of Finance Corp.

                  Finance Corp. shall have no material assets and shall not engage in any activities other than in connection with the Indenture and the Securities.

         Section 1020. Provision of Financial Statements.

                  After the earlier to occur of the consummation of the Exchange Offer and the 175th calendar day following the date of original issue of the Securities, whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, the Company and any Guarantor will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Company and such Guarantor would have been required to file with the Commission pursuant to Sections 13(a) or 15(d) if the Company or such Guarantor were so subject, such documents to be filed with the Commission on or prior to the date (the "Required Filing Date") by which the Company and such Guarantor would have been required so to file such documents if the Company and such Guarantor were so subject.

                  The Company and any Guarantor will also in any event, whether or not required to file reports with the Commission, (a) within 15 days of each Required Filing Date (1) transmit by mail to all holders, as their names and addresses appear in the security register, without cost to such holders and (2) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company and such Guarantor would have been required to file with the Commission pursuant to Sections 13(a) or 15(d) of the Exchange Act if the Company and such Guarantor were subject to either of such Sections and (b) if filing such documents by the Company and such Guarantor with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective holder at the Company's cost.

                  If any Guarantor's financial statements would be required to be included in the financial statements filed or delivered pursuant to this Indenture if the Company were subject to Section 13(a) or 15(d) of the Exchange Act, the Company shall include such Guarantor's financial statements in any filing or delivery pursuant to this Indenture.

                  In addition, so long as any of the Securities remain outstanding, the Company will make available to any prospective purchaser of Securities or beneficial owner of Securities in connection with any sale thereof the information required by Rule 144A(d)(4) under the Securities Act, until such time as the Company has either exchanged the Securities for securities identical in all material respects which have been registered under the Securities Act or until such time as the holders thereof have disposed of such Securities pursuant to an effective registration statement under the Securities Act.

         Section 1021. Statement by Officers as to Default.

                  (a) The Issuers and the Guarantors will deliver to the Trustee, on or before a date not more than 120 days after the end of each fiscal year of the Company ending after the date hereof, and 60 days after the end of each fiscal quarter ending after the date hereof, a written statement signed by two executive officers of the Issuers and the Guarantors, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Issuers and the Guarantors, as to compliance herewith, including whether or not, after a review of the activities of the Issuers during such year or such quarter and of the Company's, Finance Corp.'s and each Guarantor's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Issuers and each Guarantor have fulfilled all of their respective obligations and are in compliance with all conditions and covenants under this Indenture throughout such year or quarter, as the case may be, and, if there has been a Default specifying each Default and the nature and status thereof and any actions being taken by the Issuers and the Guarantors with respect thereto.

                  (b) When any Default or Event of Default has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Issuers or any Subsidiary gives any notice or takes any other action with respect to a claimed default, the Issuers and the Guarantors shall deliver to the Trustee by registered or certified mail or facsimile transmission followed by an originally executed copy of an Officers' Certificate specifying such Default, Event of Default, notice or other action, the status thereof and what actions the Company and the Guarantors are taking or propose to take with respect thereto, within five Business Days after the occurrence of such Default or Event of Default.

         Section 1022. Waiver of Certain Covenants.

                  The Issuers and the Guarantors may omit in any particular instance to comply with any covenant or condition set forth in Sections 1006 through 1011, 1013, 1014, and 1016 through 1021, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance with such covenant or provision, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuers and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         Section 1101. Rights of Redemption.

                  (a) The Securities are subject to redemption at any time on or after May 15, 2004, at the option of the Issuers, in whole or in part, subject to the conditions, and at the Redemption Prices, specified in the form of Security, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates and Special Record Dates to receive interest due on relevant Interest Payment Dates and Special Payment Dates).

                  (b) In addition, at any time prior to May 15, 2002, the Issuers, at their option, may use the net proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of Securities issued under this Indenture (including the principal amount of any Additional Securities) at a redemption price equal to 111% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the Redemption Date; provided that at least 65% of the initial aggregate principal amount of Securities (including the principal amount of any Additional Securities) remains outstanding immediately after the occurrence of such redemption. In order to effect the foregoing redemption, the Company must mail a notice of redemption no later than 20 days after the closing of the related Public Equity Offering and must consummate such redemption within 45 days of the closing of the Public Equity Offering.

                  (c) In addition, the Securities may be redeemed upon a Change of Control at any time prior to May 15, 2004, at the option of the Issuers, in whole and not in part, within 60 days of such Change of Control at a redemption price equal to (i) 100% of the principal amount of the Securities, plus (ii) accrued interest to the Redemption Date (subject to the rights of Holders of record on relevant record dates to receive interest due on an interest payment date) plus (iii) the Applicable Premium, if any. In no event will the redemption price of the Securities be less than 105.5% (the Redemption Price for the Securities on May 15, 2004) of the principal amount of the Securities, plus accrued interest to the applicable Redemption Date.

         Section 1102. Applicability of Article.

                  Redemption of Securities at the election of the Issuers or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article Eleven.

         Section 1103. Election to Redeem; Notice to Trustee.

                  The election of the Issuers to redeem any Securities pursuant to Section 1101 shall be evidenced by a Company Order and an Officers' Certificate. In case of any redemption at the election of the Issuers, the Issuers shall, not less than 45 nor more than 60 days prior to the Redemption Date fixed by the Issuers (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

         Section 1104. Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 30 days prior to the Redemption Date. The Trustee shall select the Securities or portions thereof to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or if the Securities are not so listed, pro rata, by lot or by any other method the Trustee shall deem fair and reasonable. The amounts to be redeemed shall be equal to $1,000 or any integral multiple thereof.

                  The Trustee shall promptly notify the Issuers and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         Section 1105. Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at its address appearing in the Security Register.

                  All notices of redemption shall state:

                  (a)      the Redemption Date;

                  (b)      the Redemption Price;

                  (c) if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed;

                  (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

                  (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof to be redeemed, and that (unless the Issuers shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

                  (g) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 1002 where such Securities are to be surrendered for payment of the Redemption Price;

                  (h) the CUSIP number, if any, relating to such Securities; and

                  (i) the procedures that a Holder must follow to surrender the Securities to be redeemed.

                  Notice of redemption of Securities to be redeemed at the election of the Issuers shall be given by the Issuers or, at the Issuers' written request, by the Trustee in the name and at the expense of the Issuers. If the Issuers elect to give notice of redemption, it shall provide the Trustee with a certificate stating that such notice has been given in compliance with the requirements of this Section 1105.

                  The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         Section 1106. Deposit of Redemption Price.

                  On or prior to any Redemption Date, the Issuers shall deposit with the Trustee or with a Paying Agent (or, if either of the Issuers or any of their Affiliates is acting as Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date or Special Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date. The Paying Agent shall promptly mail or deliver to Holders of Securities so redeemed payment in an amount equal to the Redemption Price of the Securities purchased from each such Holder. All money, if any, earned on funds held in trust by the Trustee or any Paying Agent shall be remitted to the Issuers. For purposes of this Section 1106, the Issuers shall choose a Paying Agent which shall not be the Issuers.

         Section 1107. Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Issuers shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuers at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates and Special Record Dates according to the terms and the provisions of Section 309.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

         Section 1108. Securities Redeemed or Purchased in Part.

                  Any Security which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 1002 (with, if the Issuers, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee, as the case may be, duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Issuers shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed or purchased.

                                 ARTICLE TWELVE

                           SATISFACTION AND DISCHARGE

         Section 1201. Satisfaction and Discharge of Indenture.

                  This Indenture shall be discharged and shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities as expressly provided for herein) as to all Outstanding Securities hereunder, and the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a) either (1) all the Securities theretofore authenticated and delivered (other than (i) lost, stolen or destroyed Securities which have been replaced or paid as provided in Section 308 or (ii) all Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 1003) have been delivered to the Trustee for cancellation or (2) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

                  (b) the Company, Finance Corp. or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount in United States dollars sufficient to pay and discharge the entire indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, including principal of, premium, if any, and accrued interest on, such Securities at such Maturity, Stated Maturity or Redemption Date;

                  (c) the Company, Finance Corp. or any Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and any Guarantor; and

                  (d) the Company and Finance Corp. have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, in form and substance satisfactory to the Trustee, each stating that (i) all conditions precedent under the Indenture relating to the satisfaction and discharge hereof have been complied with and (ii) such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company, Finance Corp., any Guarantor or any Subsidiary is a party or by which the Company, Finance Corp., any Guarantor or any Subsidiary is bound.

                  Notwithstanding the satisfaction and discharge hereof, the obligations of the Issuers to the Trustee under Section 607 and, if United States dollars shall have been deposited with the Trustee pursuant to subclause
(2) of subsection (a) of this Section 1201, the obligations of the Trustee under
Section 1202 and the last paragraph of Section 1003 shall survive.

         Section 1202. Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all United States dollars deposited with the Trustee pursuant to Section 1201 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on, the Securities for whose payment such United States dollars have been deposited with the Trustee.

                                ARTICLE THIRTEEN

                           SUBORDINATION OF SECURITIES

         Section 1301. Securities Subordinate to Senior Indebtedness.

                  The Company covenants and agrees, and each Holder of a Security, by such Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of, premium, if any, and interest on, the Securities are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full of the Senior Indebtedness.

                  This Article Thirteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness; and such provisions are made for the benefit of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions as provided herein.

         Section 1302. Payment Over of Proceeds Upon Dissolution, etc.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Company, then and in any such event:

                  (1) the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due on or in respect of Senior Indebtedness before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding securities of the Company or any other corporation that are equity securities or are subordinated in right of payment to all Senior Indebtedness, that may be outstanding, to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article ("Permitted Junior Securities")) on account of the principal of, premium, if any, or interest on the Securities or on account of the purchase, redemption, defeasance or other acquisition of, or in respect of, the Securities (other than amounts previously set aside with the Trustee, or payments previously made, in either case, pursuant to the provisions of Sections 402 and 403 of this Indenture); and

                  (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                  (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), in respect of principal, premium, if any, and interest on the Securities before all Senior Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payments or distributions of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the sale, assignment, conveyance, transfer, lease or other disposal of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, comply with the conditions set forth in Article Eight.

         Section 1303. Suspension of Payment When Designated Senior Indebtedness in Default.

                  (a) Unless Section 1302 shall be applicable, upon the occurrence of any default in the payment of any Designated Senior Indebtedness beyond any applicable grace period (a "Payment Default") and after the receipt by the Trustee from a Senior

Representative of any Designated Senior Indebtedness of written notice of such default, no payment (other than amounts previously set aside with the Trustee or payments previously made, in either case, pursuant to Section 402 or 403 in this Indenture) or distribution of any assets of the Company of any kind or character (excluding Permitted Junior Securities) may be made on account of the principal of, premium, if any, or interest on, the Securities, or on account of the purchase, redemption, defeasance or other acquisition of or in respect of, the Securities unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or such Designated Senior Indebtedness shall have been discharged or paid in full, after which the Company shall (subject to the other provisions of this Article Thirteen) resume making any and all required payments in respect of the Securities, including any missed payments.

                  (b) Unless Section 1302 shall be applicable, (1) upon the occurrence and during the continuance of any non-payment default with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may then be accelerated immediately (a "Non-payment Default") and (2) after the receipt by the Trustee and the Company from a Senior Representative of any Designated Senior Indebtedness of written notice of such Non-payment Default, no payment (other than any amounts previously set aside with the Trustee, or payments previously made, in either case, pursuant to the provisions of Sections 402 or 403 in this Indenture) or distribution of any assets of the Company of any kind or character (excluding Permitted Junior Securities) may be made by the Company on account of the principal of, premium, if any, or interest on, the Securities, or on account of the purchase, redemption, defeasance or other acquisition of, or in respect of, the Securities for the period specified below ("Payment Blockage Period").

                  (c) The Payment Blockage Period shall commence upon the receipt of notice of the Non-payment Default by the Trustee and the Company from a Senior Representative and shall end on the earliest of (i) the 179th day after such commencement, (ii) the date on which such Non-payment Default (and all Non-payment Defaults as to which notice is given after such Payment Blockage Period is initiated) is cured, waived or ceases to exist or on which such Designated Senior Indebtedness is discharged or paid in full, or (iii) the date on which such Payment Blockage Period (and all other Non-payment Defaults as to which notice is given after such Payment Blockage Period is initiated) shall have been terminated by written notice to the Company or the Trustee from the Senior Representative initiating such Payment Blockage Period. When the Payment Blockage Period ends, the Company shall promptly resume making any and all required payments in respect of the Securities, including any missed payments. In no event will a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Company or the Trustee of the notice initiating such Payment Blockage Period (such 179-day period referred to as the "Initial Period"). Any number of notices of Non-payment Defaults may be given during the Initial Period. However, during any period of 365 consecutive days only one Payment Blockage Period, during which payment of principal of, or interest on, the Securities may not be made, may commence, the duration of such period may not exceed 179 days, and there must be a 186 consecutive day period in any 365 day period during which no Payment Blockage Period is in effect. No Non-payment Default with respect to Designated Senior Indebtedness that existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 365 consecutive days, unless such default has been cured or waived for a period of not less than 90 consecutive days subsequent to the commencement of the Initial Period. The Company shall deliver a notice to the Trustee promptly after the date on which any Non-payment Default is cured or waived or ceases to exist or on which the Designated Senior Indebtedness related thereto is discharged or paid in full, and the Trustee is authorized to act in reliance on such notice.

                  (d) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to a Senior Representative of the holders of the Designated Senior Indebtedness or as a court of competent jurisdiction shall direct.

         Section 1304. Payment Permitted if No Default.

                  Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1302 or under the conditions described in Section 1303, from making payments at any time of principal of, premium, if any, or interest on the Securities.

         Section 1305. Subrogation to Rights of Holders of Senior Indebtedness.

                  After the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on, the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the

Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         Section 1306. Provisions Solely to Define Relative Rights.

                  The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on, the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company or the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1302, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1303, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1303(d).

         Section 1307. Trustee to Effectuate Subordination.

                  Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

         Section 1308. No Waiver of Subordination Provisions.

                  (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  (b) Without limiting the generality of subsection (a) of this Section, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

         Section 1309. Notice to Trustee.

                  (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from a Senior Representative or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section by Noon, Eastern Time, on the Business Day prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Indebtedness, a Senior Representative or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

                  (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and the Company by a Person which represents itself as a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 1310. Reliance on Judicial Orders or Certificates.

                  Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, or a certificate of a Senior Representative, delivered to the Trustee or to the Holders of Securities for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article.

         Section 1311. Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

         Section 1312. Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1311 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         Section 1313. No Suspension of Remedies.

                  Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

         Section 1314. Trustee's Relation to Senior Indebtedness.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall in good faith mistakenly (absent willful misconduct) pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

                                ARTICLE FOURTEEN

                                   GUARANTEES


         Section 1401. Guarantors' Guarantee.

                  For value received, each of the Guarantors, in accordance with this Article Fourteen, hereby absolutely, fully, unconditionally and irrevocably guarantees, jointly and severally with each other and with each other Person which may become a Guarantor hereunder, to the Trustee and the Holders, as if the Guarantors were the principal debtor, the punctual payment and performance when due of all Indenture Obligations (which for purposes of this Guarantee shall also be deemed to include all commissions, fees, charges, costs and other expenses (including reasonable legal fees and disbursements of one counsel) arising out of or incurred by the Trustee or the Holders in connection with the enforcement of this Guarantee).

         Section 1402. Continuing Guarantee; No Right of Set-Off; Independent Obligation.

                  (a) This Guarantee shall be a continuing guarantee of the payment and performance of all Indenture Obligations and shall remain in full force and effect until the payment in full of all of the Indenture Obligations and shall apply to and secure any ultimate balance due or remaining unpaid to the Trustee or the Holders; and this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or from time to time of any sum of money for the time being due or remaining unpaid to the Trustee or the Holders. Each Guarantor, jointly and severally, covenants and agrees to comply with all obligations, covenants, agreements and provisions applicable to it in this Indenture including those set forth in Article Eight. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts which constitute part of the Indenture Obligations and would be owed by the Issuers under this Indenture and the Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Issuers.

                  (b) Each Guarantor, jointly and severally, hereby guarantees that the Indenture Obligations will be paid to the Trustee without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise) in lawful currency of the United States of America.

                  (c) Each Guarantor, jointly and severally, guarantees that the Indenture Obligations shall be paid strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the holders of the Securities.

                  (d) Each Guarantor's liability to pay or perform or cause the performance of the Indenture Obligations under this Guarantee shall arise forthwith after demand for payment or performance by the Trustee has been given to the Guarantors in the manner prescribed in Section 106 hereof.

                  (e) Except as provided herein, the provisions of this Article Fourteen cover all agreements between the parties hereto relative to this Guarantee and none of the parties shall be bound by any representation, warranty or promise made by any Person relative thereto which is not embodied herein; and it is specifically acknowledged and agreed that this Guarantee has been delivered by each Guarantor free of any conditions whatsoever and that no representations, warranties or promises have been made to any Guarantor affecting its liabilities hereunder, and that the Trustee shall not be bound by any representations, warranties or promises now or at any time hereafter made by the Issuers to any Guarantor.

                  (f) This Guarantee is a guarantee of payment, performance and compliance and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by the Issuers or upon any event or condition whatsoever.

                  (g) The obligations of the Guarantors set forth herein constitute the full recourse obligations of the Guarantors enforceable against them to the full extent of all their assets and properties.

         Section 1403. Guarantee Absolute.

                  The obligations of the Guarantors hereunder are independent of the obligations of the Issuers under the Securities and this Indenture and a separate action or actions may be brought and prosecuted against any Guarantor whether or not an action or proceeding is brought against the Issuers and whether or not the Issuers are joined in any such action or proceeding. The liability of the Guarantors hereunder is irrevocable, absolute and unconditional and (to the extent permitted by law) the liability and obligations of the Guarantors hereunder shall not be released, discharged, mitigated, waived, impaired or affected in whole or in part by:

                  (a) any defect or lack of validity or enforceability in respect of any Indebtedness or other obligation of the Issuers or any other Person under this Indenture or the Securities, or any agreement or instrument relating to any of the foregoing;

                  (b) any grants of time, renewals, extensions, indulgences, releases, discharges or modifications which the Trustee or the Holders may extend to, or make with, the Company, Finance Corp., any Guarantor or any other Person, or any change in the time, manner or place of payment of, or in any other term of, all or any of the Indenture Obligations, or any other amendment or waiver of, or any consent to or departure from, this Indenture or the Securities, including any increase or decrease in the Indenture Obligations;

                  (c) the taking of security from the Company, Finance Corp., any Guarantor or any other Person, and the release, discharge or alteration of, or other dealing with, such security;

                  (d) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Indenture Obligations and the obligations of any Guarantor hereunder;

                  (e) the abstention from taking security from the Issuers, any Guarantor or any other Person or from perfecting, continuing to keep perfected or taking advantage of any security;

                  (f) any loss, diminution of value or lack of enforceability of any security received from the Company, Finance Corp., any Guarantor or any other Person, and including any other guarantees received by the Trustee;

                  (g) any other dealings with the Company, Finance Corp., any Guarantor or any other Person, or with any security;

                  (h) the Trustee's or the Holders' acceptance of compositions from the Company, Finance Corp. or any Guarantor;

                  (i) the application by the Holders or the Trustee of all monies at any time and from time to time received from the Company, Finance Corp., any Guarantor or any other Person on account of any indebtedness and liabilities owing by the Company, Finance Corp. or any Guarantor to the Trustee or the Holders, in such manner as the

                           Trustee or the Holders deems best and the changing of such application in whole or in part and at any time or from time to time, or any manner of application of collateral, or proceeds thereof, to all or any of the Indenture Obligations, or the manner of sale of any collateral;

                  (j) the release or discharge of the Company, Finance Corp. or any Guarantor of the Securities or of any Person liable directly as surety or otherwise by operation of law or otherwise for the Securities, other than an express release in writing given by the Trustee, on behalf of the Holders, of the liability and obligations of any Guarantor hereunder;

                  (k) any change in the name, business, capital structure or governing instrument of the Company, Finance Corp. or any Guarantor or any refinancing or restructuring of any of the Indenture Obligations;

                  (l) the sale of the Company's, Finance Corp.'s or any Guarantor's business or any part thereof;

                  (m) subject to Section 1414, any merger or consolidation, arrangement or reorganization of the Company, Finance Corp., any Guarantor, any Person resulting from the merger or consolidation of the Company, Finance Corp. or any Guarantor with any other Person or any other successor to such Person or merged or consolidated Person or any other change in the corporate existence, structure or ownership of the Company, Finance Corp. or any Guarantor or any change in the corporate relationship between the Issuers and any Guarantor, or any termination of such relationship;

                  (n) the insolvency, bankruptcy, liquidation, winding-up, dissolution, receivership, arrangement, readjustment, assignment for the benefit of creditors or distribution of the assets of the Issuers or their assets or any resulting discharge of any obligations of the Issuers (whether voluntary or involuntary) or of any Guarantor (whether voluntary or involuntary) or the loss of corporate existence;

                  (o) subject to Section 1414, any arrangement or plan of reorganization affecting the Company, Finance Corp. or any Guarantor;

                  (p) any failure, omission or delay on the part of the Issuers to conform or comply with any term of this Indenture;

                  (q) any limitation on the liability or obligations of the Company, Finance Corp. or any other Person under this Indenture, or any discharge, termination, cancellation, distribution, irregularity, invalidity or unenforceability in whole or in part of this Indenture;

                  (r) any other circumstance (including any statute of limitations) that might otherwise constitute a defense available to, or discharge of, the Company, Finance Corp. or any Guarantor; or

                  (s) any modification, compromise, settlement or release by the Trustee, or by operation of law or otherwise, of the Indenture Obligations or the liability of the Company, Finance Corp. or any other obligor under the Securities, in whole or in part, and any refusal of payment by the Trustee, in whole or in part, from any other obligor or other guarantor in connection with any of the Indenture Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, each of the Guarantors.

         Section 1404. Right to Demand Full Performance.

                  In the event of any demand for payment or performance by the Trustee from any Guarantor hereunder, the Trustee or the Holders shall have the right to demand its full claim and to receive all dividends or other payments in respect thereof until the Indenture Obligations have been paid in full, and the Guarantors shall continue to be jointly and severally liable hereunder for any balance which may be owing to the Trustee or the Holders by the Issuers under this Indenture and the Securities. The retention by the Trustee or the Holders of any security, prior to the realization by the Trustee or the Holders of its rights to such security upon foreclosure thereon, shall not, as between the Trustee and any Guarantor, be considered as a purchase of such security, or as payment, satisfaction or reduction of the Indenture Obligations due to the Trustee or the Holders by the Issuers or any part thereof. Each Guarantor, promptly after demand, will reimburse the Trustee and the Holders for all costs and expenses of collecting such amount under, or enforcing this Guarantee, including, without limitation, the reasonable fees and expenses of counsel.

         Section 1405. Waivers.

                  (a) Each Guarantor hereby expressly waives (to the extent permitted by law) notice of the acceptance of this Guarantee and notice of the existence, renewal, extension or the non-performance, non-payment, or non-observance on the part of the Issuers of any of the terms, covenants, conditions and provisions of this Indenture or the Securities or any other notice whatsoever to or upon the Company, Finance Corp. or such Guarantor with respect to the Indenture Obligations, whether by statute, rule of law or otherwise. Each Guarantor hereby acknowledges communication to it of the terms of this Indenture and the Securities and all of the provisions therein contained and consents to and approves the same. Each Guarantor hereby expressly waives (to the extent permitted by law) diligence, presentment, protest and demand for payment with respect to (i) any notice of sale, transfer or other disposition of any right, title to or interest in the Securities by the Holders or in this Indenture, (ii) any release of any Guarantor from its obligations hereunder resulting from any loss by it of its rights of subrogation hereunder and (iii) any other circumstances whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or that might otherwise limit recourse against such Guarantor.

                  (b) Without prejudice to any of the rights or recourses which the Trustee or the Holders may have against the Company, Finance Corp., each Guarantor hereby expressly waives (to the extent permitted by law) any right to require the Trustee or the Holders to:

                           (i) enforce, assert, exercise, initiate or exhaust any rights, remedies or recourse against the Company, Finance Corp., any Guarantor or any other Person under this Indenture or otherwise;

                           (ii) value, realize upon, or dispose of any security of the Company, Finance Corp. or any other Person held by the Trustee or the Holders;

                           (iii) initiate or exhaust any other remedy which the Trustee or the Holders may have in law or equity; or

                           (iv) mitigate the damages resulting from any default under this Indenture;

before requiring or becoming entitled to demand payment from such Guarantor under this Guarantee.

         Section 1406. The Guarantors Remain Obligated in Event the Issuers Are No Longer Obligated to Discharge Indenture Obligations.

                  It is the express intention of the Trustee and the Guarantors that if for any reason the Company or Finance Corp. has no legal existence, is or becomes under no legal obligation to discharge the Indenture Obligations owing to the Trustee or the Holders by the Issuers or if any of the Indenture Obligations owing by the Issuers to the Trustee or the Holders becomes irrecoverable from the Issuers by operation of law or for any reason whatsoever, this Guarantee and the covenants, agreements and obligations of the Guarantors contained in this Article Fourteen shall nevertheless be binding upon the Guarantors, as principal debtor, until such time as all such Indenture Obligations have been paid in full to the Trustee and all Indenture Obligations owing to the Trustee or the Holders by the Issuers have been discharged, or such earlier time as Section 402 shall apply to the Securities and the Guarantors shall be responsible for the payment thereof to the Trustee or the Holders upon demand.

         Section 1407. Fraudulent Conveyance; Contribution; Subrogation.

                  (a) Each Guarantor that is a Subsidiary of the Company and, by its acceptance hereof, each Holder hereby confirm that it is the intention of all such parties that the Guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under its Guarantee shall be limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Indenture, will result in the obligations of such Guarantor under its Guarantee not constituting such fraudulent transfer or conveyance.

                  (b) Each Guarantor that makes a payment or distribution under its Guarantee shall be entitled to a contribution from each other Guarantor, if any, in a pro rata amount based on the net assets of each Guarantor, determined in accordance with GAAP.

                  (c) Each Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under federal bankruptcy law) or otherwise by reason of any payment by it pursuant to the provisions of this Article Fourteen.

         Section 1408. Guarantee Is in Addition to Other Security.

                  This Guarantee shall be in addition to and not in substitution for any other guarantees or other security which the Trustee may now or hereafter hold in respect of the Indenture Obligations owing to the Trustee or the Holders by the Issuers and (except as may be required by law) the Trustee shall be under no obligation to marshal in favor of each of the Guarantors any other guarantees or other security or any moneys or other assets which the Trustee may be entitled to receive or upon which the Trustee or the Holders may have a claim.

         Section 1409. Release of Security Interests.

                  Without limiting the generality of the foregoing and except as otherwise provided in this Indenture, each Guarantor hereby consents and agrees, to the fullest extent permitted by applicable law, that the rights of the Trustee hereunder, and the liability of the Guarantors hereunder, shall not be affected by any and all releases for any purpose of any collateral, if any, from the Liens and security interests created by any collateral document and that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indenture Obligations is rescinded or must otherwise be returned by the Trustee upon the insolvency, bankruptcy or reorganization of the Issuers or otherwise, all as though such payment had not been made.

         Section 1410. No Bar to Further Actions.

                  Except as provided by law, no action or proceeding brought or instituted under Article Fourteen and this Guarantee and no recovery or judgment in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under Article Fourteen and this Guarantee by reason of any further default or defaults under Article Fourteen and this Guarantee or in the payment of any of the Indenture Obligations owing by the Issuers.

         Section 1411. Failure to Exercise Rights Shall Not Operate as a Waiver; No Suspension of Remedies.

                  (a) No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article Fourteen and this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity.

                  (b) Nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

         Section 1412. Trustee's Duties; Notice to Trustee.

                  (a) Any provision in this Article Fourteen or elsewhere in this Indenture allowing the Trustee to request any information or to take any action authorized by, or on behalf of any Guarantor, shall be permissive and shall not be obligatory on the Trustee except as the Holders may direct in accordance with the provisions of this Indenture or where the failure of the Trustee to request any such information or to take any such action arises from the Trustee's negligence, bad faith or willful misconduct.

                  (b) The Trustee shall not be required to inquire into the existence, powers or capacities of the Company, Finance Corp., any Guarantor or the officers, directors or agents acting or purporting to act on their respective behalf.

         Section 1413. Successors and Assigns.

                  All terms, agreements and conditions of this Article Fourteen shall extend to and be binding upon each Guarantor and its successors and permitted assigns and shall inure to the benefit of and may be enforced by the Trustee and its successors and assigns; provided, however, that the Guarantors may not assign any of their rights or obligations hereunder other than in accordance with Article Eight.

         Section 1414. Release of Guarantee.

                  Concurrently with the payment in full of all of the Indenture Obligations, the Guarantors shall be released from and relieved of their obligations under this Article Fourteen. Upon the delivery by the Issuers to the Trustee of an Officers' Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of this Guarantee was made by the Issuers in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations under this Guarantee. If any of the Indenture Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Indenture Obligations are paid in full, and each

Guarantor shall enter into an amendment to this Guarantee, reasonably satisfactory to the Trustee, evidencing such revival and reinstatement.

                  This Guarantee shall terminate with respect to each Guarantor and shall be automatically and unconditionally released and discharged as provided in Section 1015(c).

         Section 1415. Execution of Guarantee.

                  (a) To evidence the Guarantee, each Guarantor hereby agrees to execute the guarantee substantially in the form set forth in Section 204, to be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of each Guarantor by its Chairman of the Board, its President, its Chief Executive Officer, Chief Operating Officer or one of its Vice Presidents, attested by its President, its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  (b) Any person that was not a Guarantor on the date of this Indenture may become a Guarantor by executing and delivering to the Trustee (i) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such person to the provisions (including the representations and warranties) of this Indenture as a Guarantor, (ii) in the event that as of the date of such supplemental indenture any Registrable Securities are outstanding, an instrument in form and substance satisfactory to the Trustee which subjects such person to the provisions of the Registration Rights Agreement with respect to such outstanding Registrable Securities, and (iii) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such person and constitutes the legal, valid and binding obligation of such person (subject to such customary assumptions and exceptions as may be acceptable to the Trustee in its reasonable discretion).

                  (c) If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates a Security on which this Guarantee is endorsed, such Guarantee shall be valid nevertheless.

         Section 1416. Guarantee Subordinate to Guarantor Senior Indebtedness.

                  Each Guarantor covenants and agrees, and each Holder of a Guarantee, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Guarantees is hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full of all Guarantor Senior Indebtedness; provided, however, that the Indebtedness represented by this Guarantee in all respects shall rank equally with, or prior to, all existing and future Indebtedness of such Guarantor that is expressly subordinated to such Guarantor's Guarantor Senior Indebtedness.

                  This Article Fourteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Guarantor Senior Indebtedness; and such provisions are made for the benefit of the holders of Guarantor Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

         Section 1417. Payment Over of Proceeds Upon Dissolution of the Guarantor, etc.

                  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to any Guarantor or to its assets, or (b) any liquidation, dissolution or other winding up of any Guarantor, whether voluntary or involuntary, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of any Guarantor, then and in any such event:

                  (1) the holders of Guarantor Senior Indebtedness shall be entitled to receive payment in full of all amounts due on or in respect of all Guarantor Senior Indebtedness before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding securities of any Guarantor or any other corporation that are equity securities or are subordinated in right of payment to all Guarantor Senior Indebtedness, that may be outstanding, to substantially the same extent as, or to a greater extent than, the Guarantees are so subordinated as provided in this Article ("Permitted Guarantor Junior Securities")) on account of the Guarantee of such Guarantor (other than amounts previously set aside with the Trustee, or payments previously made, in either case, pursuant to the provisions of Sections 402 and 403 of this Indenture); and

                  (2) any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities (excluding Permitted Guarantor Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Guarantor Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Guarantor Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Guarantor Senior

Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Guarantor Senior Indebtedness; and

                  (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities (excluding Permitted Guarantor Junior Securities), in respect the Guarantee of such Guarantor before all Guarantor Senior Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Guarantor Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payments or distributions of assets of such Guarantor for application to the payment of all Guarantor Senior Indebtedness remaining unpaid, to the extent necessary to pay all Guarantor Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of Guarantor Senior Indebtedness.

                  The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another Person or the liquidation or dissolution of any Guarantor following the sale, assignment, conveyance, transfer, lease or other disposal of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of such Guarantor for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, comply with the conditions set forth in Article Eight.

         Section 1418. Default on Guarantor Senior Indebtedness.

                  (a) Upon the maturity of any Guarantor Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and interest thereon and other amounts due in connection therewith shall first be paid in full or such payment duly provided for before any payment is made by any of the Guarantors or any Person acting on behalf of any of the Guarantors in respect of the Guarantee of such Guarantor.

                  (b) No payment or distribution of any assets of the Guarantor of any kind or character (excluding payments or distributions in the form of Permitted Guarantor Junior Securities) shall be made by any Guarantor in respect of its Guarantee during the period in which Section 1417 shall be applicable, during any suspension of payments in effect under Section 1303(a) of this Indenture or during any Payment Blockage Period in effect under Sections 1303(b) and (c) of this Indenture.

                  (c) In the event that, notwithstanding the foregoing, any Guarantor shall make any payment to the Trustee or the Holder of its Guarantee prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to the representatives of the holders of the Guarantor Senior Indebtedness or as a court of competent jurisdiction shall direct.

         Section 1419. Payment Permitted by Each of the Guarantors if No
Default.

                  Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent any Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of such Guarantor referred to in Section 1417 or under the conditions described in Section 1418, from making payments at any time of principal of, premium, if any, or interest on the Securities.

         Section 1420. Subrogation to Rights of Holders of Guarantor Senior Indebtedness.

                  After the payment in full of all Guarantor Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Guarantor Senior Indebtedness until the principal of, premium, if any, and interest on, the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Guarantor Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among any Guarantor, its creditors other than holders of Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by such Guarantor to or on account of the Guarantor Senior Indebtedness.

         Section 1421. Provisions Solely to Define Relative Rights.

                  The provisions of Sections 1416 through 1429 of this Indenture are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Guarantor Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among any Guarantor, its creditors other than holders of Guarantor Senior Indebtedness and the Holders of the Securities, the obligation such

Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on, the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against each of the Guarantors of the Holders of the Securities and creditors of each of the Guarantors other than the holders of Guarantor Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Guarantor Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Guarantors referred to in Section 1417, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1418, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1418(c).

         Section 1422. Trustee to Effectuate Subordination.

                  Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any Guarantor whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of any Guarantor owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

         Section 1423. No Waiver of Subordination Provisions.

                  (a) No right of any present or future holder of any Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  (b) Without limiting the generality of subsection (a) of this Section, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Guarantor Senior Indebtedness; and (4) exercise or refrain from exercising any rights against any of the Guarantors and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

         Section 1424. Notice to Trustee by Each of the Guarantors.

                  (a) Each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantee. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from any Guarantor or a holder of Guarantor Senior Indebtedness or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section by Noon, Eastern Time, on the Business Day prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Guarantor Senior Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

                  (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and each Guarantor by a Person which represents itself as a representative of one or more holders of Guarantor Senior or a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a representative of or a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company, Finance Corp. or any Guarantor shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 1425. Reliance on Judicial Orders or Certificates.

                  Upon any payment or distribution of assets of any Guarantor referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness and other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article.

         Section 1426. Rights of Trustee as a Holder of Guarantor Senior Indebtedness; Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

         Section 1427. Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Issuers and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee; provided, however, that
Section 1426 shall not apply to the Issuers or any Affiliate of the Issuers if it or such Affiliate acts as Paying Agent.

         Section 1428. No Suspension of Remedies.

                  Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five of this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Guarantor Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

         Section 1429. Trustee's Relation to Guarantor Senior Indebtedness.

                  With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and the Trustee shall not be liable to any holder of Guarantor Senior Indebtedness if it shall in good faith mistakenly (absent willful misconduct) pay over or deliver to Holders, the Issuers or any other Person moneys or assets to which any holder of Guarantor Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                            SLEEPMASTER L.L.C.

                                            By:   _____________________________
                                                  Name:
                                                  Title:

Attest:  __________________________
         Name:
         Title:

                                            SLEEPMASTER FINANCE CORPORATION

                                            By:   _____________________________
                                                  Name:
                                                  Title:

Attest:  __________________________
         Name:
         Title:

                                            HERR MANUFACTURING COMPANY
                                            PALM BEACH BEDDING COMPANY
                                            LOWER ROAD ASSOCIATES, LLC

                                            By:________________________________
                                               Name:
                                               Title:

Attest:____________________
       Name:
       Title:

                                            UNITED STATES TRUST COMPANY
                                              OF NEW YORK

                                            By:   _____________________________
                                                  Name:
                                                  Title:

STATE OF ________________________      )
                                       )  ss.:
COUNTY OF _____________________        )

                  On the _____ day of May, 1999, before me personally came __________________________, to me known, who, being by me duly sworn, did depose and say that he resides at _________________________________________________;
that he is _________________________________ of Sleepmaster L.L.C., a New Jersey
limited liability company, Sleepmaster Finance Corp., a Delaware corporation, Herr Manufacturing Company, a Pennsylvania corporation, Palm Beach Bedding Company, a Florida corporation and Lower Road Associates, LLC, a New Jersey limited liability company, each of which is a corporation or limited liability company, as the case may be, described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority of the Board of Directors of each of such corporations.

                                            (NOTARIAL SEAL)



                                            ___________________________________

STATE OF ________________________      )
                                       )  ss.:
COUNTY OF _____________________        )

                  On the _____ day of ______, 1999, before me personally came ________________________________, to me known, who, being by me duly sworn, did depose and say that he resides at ___________________________________________;
that he is _______________________________ of United States Trust Company of New York, a corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority of the Board of Directors of such corporation.

                                            (NOTARIAL SEAL)



                                            ___________________________________

                                                                         ANNEX A

                                INTERCOMPANY NOTE

                                                    _________________ , 19______

                 Evidences of all loans or advances ("Loans") made hereunder shall be reflected on the grid attached hereto. FOR VALUE RECEIVED, ________, a ________ corporation (the "Maker"), HEREBY PROMISES TO PAY ON DEMAND to the order of ________ (the "Holder") the principal sum of the aggregate unpaid principal amount of all Loans (plus accrued interest thereon) at any time and from time to time made hereunder which has not been previously paid.

                  All capitalized terms used herein that are defined in, or by reference in, the Indenture among Sleepmaster L.L.C., a New Jersey limited liability company (the "Company"), Sleepmaster Finance Corporation, a Delaware corporation ("Finance Corp." and, together with the Company, the "Issuers"), Herr Manufacturing Company, a Pennsylvania corporation, Palm Beach Bedding Company, a Florida corporation and Lower Road Associates, LLC, a New Jersey limited liability company, and United States Trust Company of New York, as trustee, dated as of May ___, 1999 (the "Indenture"), have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined.

                                    ARTICLE I
                           TERMS OF INTERCOMPANY NOTE

                 Section 1.01 Note Not Forgivable. Unless the Maker of the Loan hereunder is the Company, Finance Corp. or any Guarantor, the Holder may not forgive any amounts owing under this intercompany note.

                 Section 1.02 Interest: Prepayment. (a) The interest rate ("Interest Rate") on the Loans shall be a rate per annum reflected on the grid attached hereto.

                  (b) The interest, if any, payable on each of the Loans shall accrue from the date such Loan is made and, subject to Section 2.01, shall be payable upon demand of the Holder.

                  (c) To the extent permitted by law, if the principal or accrued interest, if any, of the Loans is not paid on the date demand is made, interest on the unpaid principal and interest will accrue at a rate equal to the Interest Rate, if any, plus 100 basis points per annum from maturity until the principal and interest on such Loans are fully paid.

                  (d) Subject to Section 2.01, any amounts hereunder may be repaid at any time by the Maker.

                  Section 1.02 Subordination. Subject to Section 2.01, all Loans hereunder shall be subordinated in right of payment to the payment and performance of the obligations of the Company, Finance Corp. and any Subsidiary (which Subsidiary is also an obligor under the Indenture, the Securities, a Guarantee or other Senior Indebtedness or Pari Passu Indebtedness, as the case may be, whether as a borrower or guarantor) under the Indenture, the Securities, the Guarantees or any other Indebtedness ranking senior to or pari passu with the Securities.

                                   ARTICLE II
                                EVENTS OF DEFAULT

                  Section 2.01 Events of Default. If after the date of issuance of this Loan (i) an Event of Default has occurred under the Indenture, (ii) an Event of Default (as defined) has occurred under the Credit Facility or (iii) an "event of default" (as defined) has occurred under any other Indebtedness of the Company, Finance Corp. or any Subsidiary, then (x) in the event the Maker is (A) a Subsidiary which is not a Guarantor or (B) a Guarantor in the case where the Holder is the Company or Finance Corp., all amounts owing under the Loans hereunder shall be immediately due and payable to the Holder, (y) in the event the Maker is the Company or Finance Corp., the amounts owing under the Loans hereunder shall not be due and payable at any time and shall not be paid and (z) in the event the Maker is a Guarantor and the Holder is not the Company, Finance Corp. or any Guarantor, the amounts owing under the Loans hereunder shall not be due and payable at any time and shall not be paid; provided, however, that if such Event of Default or event of default has been waived, cured or rescinded, such amounts shall no longer be due and payable in the case of clause (x), and such amounts may be paid in the case of clauses (y) and (z). If the Holder is a Subsidiary, then the Holder hereby agrees that if it receives any payments or distributions on any Loan from the Company, Finance Corp. or a Guarantor which is not payable pursuant to clause (y) or (z) of the prior sentence after any Event of Default described in clauses (i) or (ii) or any event of default described in clause (iii) above has occurred, is continuing and has not been waived, cured or rescinded, it will pay over and deliver forthwith to the Company, Finance Corp. or such Guarantor, as the case may be, all such payments and distributions.

                                   ARTICLE III

                                  MISCELLANEOUS

                  Section 3.01 Amendments, Etc. No amendment or waiver of any provision of this intercompany note, or consent to depart herefrom is permitted at any time for any reason, except with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities.

                  Section 3.02 Assignment. No party to this Agreement may assign, in whole or in part, any of its rights and obligations under this intercompany note, except to its legal successor in interest.

                  Section 3.03 Third Party Beneficiaries. The holders of the Securities or any other Indebtedness ranking pari passu with or senior to, the Securities or any Guarantees, including without limitation, any Indebtedness incurred under the Credit Facility, shall be third party beneficiaries to this intercompany note and upon an Event of Default shall have the right to enforce this intercompany note against the Company, Finance Corp. or any of the Company's Subsidiaries.

                  Section 3.04 Headings. Article and Section headings in this intercompany note are included for convenience of reference only and shall not constitute a part of this intercompany note for any other purpose.

                  Section 3.05 Entire Agreement. This intercompany note sets forth the entire agreement of the parties with respect to its subject matter and supersedes all previous understandings, written or oral, in respect thereof.

                  Section 3.06 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

                  Section 3.07 Waivers. The Maker hereby waives presentment, demand for payment, notice of protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement hereof.

                                            By:________________________________

                BORROWINGS, MATURITIES, AND PAYMENTS OF PRINCIPAL

                Amount of        Maturity of                         Amount
               Borrowing/         Borrowing/       Interest      Principal Paid         Unpaid Principal           Notation
Date            Principal         Principal          Rate          or Prepaid               Balance                 Made by
----            ---------         ---------          ----          ----------               -------                 -------

                                                                      SCHEDULE I

        Individuals/Entities holding the Sleep Investor Promissory Notes

Charles Schweitzer
James Koscica
Timothy Dupont
Michael Reilly
Douglas A. Brown
Douglas A. Brown VIP Plus Profit Sharing Plan
Donald S. Brown
John S. Coates
Harold M. Wit
Allen Investments II, L.L.C.
Karl Dillon
Jessand Corp. Profit Sharing Plan and Trust
Alan Gelband
Panorama Holdings, L.L.C.
Arnold Gussoff
Holding Capital Management Corp.
Steven Leischner
William Colaianni
Jo Levinson 1989 Trust
John M. McMahon
Kaplan, Coate Special Situations L.P.
Robert W. Plaster
Bennett Rosenthal
Dhiren Shah
WKM Partners.

                                                                       EXHIBIT A

                            REGULATION S CERTIFICATE

         (For transfers pursuant to Section 307(a)(i) of the Indenture)

United States Trust Company of New York
Corporate Trust Department, 25th Floor
114 West 47th Street

New York, New York 10036

         Re: 11% Senior Subordinated Notes due 2009 of Sleepmaster L.L.C. and Sleepmaster Finance Corporation (the "Securities")

         Reference is made to the Indenture, dated as of May 18, 1999 (the "Indenture"), among Sleepmaster L.L.C., a New Jersey limited liability company (the "Company"), Sleepmaster Finance Corporation, a Delaware corporation ("Finance Corp." and, together with the Company, the "Issuers"), Herr Manufacturing Company, a Pennsylvania corporation, Palm Beach Bedding Company, a Florida corporation and Lower Road Associates, LLC, a New Jersey limited liability company, and United States Trust Company of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

         This certificate relates to US$____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). _____________________

         The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

         The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Global Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                           (1) Rule 904 Transfers. If the transfer is being
                  effected in accordance with Rule 904:

                                    (A) the Owner is not a distributor of the
                           Securities, an affiliate of the Issuers or any such distributor or a person acting on behalf of any of the foregoing;

                                    (B) the offer of the Specified Securities
                           was not made to a person in the United States;

                                    (C) either:

                                            (i) at the time the buy order was
                                    originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                        (ii) the transaction is being executed
                                    in, on or through the facilities of the
                                    Eurobond market, as regulated by the
                                    Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                                    (D) no directed selling efforts have been
                           made in the United States by or on behalf of the Owner or any affiliate thereof;

                                    (E) if the Owner is a dealer in securities
                           or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                                    (F) the transaction is not part of a plan or
                           scheme to evade the registration requirements of the Securities Act.

                           (2) Rule 144 Transfers. If the transfer is being
                  effected pursuant to Rule 144:

                                    (A) the transfer is occurring after a
                           holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Issuers or from an affiliate of the Issuers, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                                    (B) the transfer is occurring after a
                           holding period of at least two years has elapsed since the Specified Securities were last acquired from the Issuers or from an affiliate of the Issuers, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuers.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

Dated:

                                                     (Print the name of the
                                                     Undersigned, as such term
                                                     is defined in the second
                                                     paragraph of this
                                                     certificate.)

                                                     By:_______________________
                                                        Name:
                                                        Title:

                                                     (If the Undersigned is a
                                                     corporation, partnership or
                                                     fiduciary, the title of the
                                                     person signing on behalf of
                                                     the Undersigned must be
                                                     stated.)

                                                                       EXHIBIT B

                        RESTRICTED SECURITIES CERTIFICATE

         (For transfers pursuant to Section 307(a)(ii) of the Indenture)


United States Trust Company of New York
Corporate Trust Department, 25th Floor
114 West 47th Street
New York, New York 10036


            Re: 11% Senior Subordinated Notes due 2009 of Sleepmaster L.L.C. and Sleepmaster Finance Corporation (the "Securities")

      Reference is made to the Indenture, dated as of May 18, 1999 (the "Indenture"), among Sleepmaster L.L.C., a New Jersey limited liability company (the "Company"), Sleepmaster Finance Corporation, a Delaware corporation ("Finance Corp." and, together with the Company, the "Issuers"), Herr Manufacturing Company, a Pennsylvania corporation, Palm Beach Bedding Company, a Florida corporation and Lower Road Associates, LLC, a New Jersey limited liability company, and United States Trust Company of New York, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

      This certificate relates to US$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________
                  ISIN No(s). If any. ____________________
                  CERTIFICATE No(s). _____________________

      The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

      The Owner has requested that the Specified Securities be transferred to a person

(the "Transferee") who will take delivery in the form of a Restricted
Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                        (A) the Specified Securities are being transferred to a
                  person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                        (B) the Owner and any person acting on its behalf have
                  taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                  (2) Rule 144 Transfers. If the transfer is being effected
            pursuant to Rule 144:

                        (A) the transfer is occurring after a holding period of
                  at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Issuers or from an affiliate of the Issuers, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                        (B) the transfer is occurring after a holding period of
                  at least two years has elapsed since the Specified Securities were last acquired from the Issuers or from an affiliate of the Issuers, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuers.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

Dated:
                                    (Print the name of the Undersigned, as
                                    such term is defined in the second
                                    paragraph of this certificate.)

                                    By:_______________________________________
                                       Name:
                                       Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                       EXHIBIT C

                       UNRESTRICTED SECURITIES CERTIFICATE

         (For removal of Securities Act Legends pursuant to Section 307(b))

United States Trust Company of New York
Corporate Trust Department, 25th Floor
114 West 47th Street
New York, New York 10036

            Re: 11% Senior Subordinated Notes due 2009 of Sleepmaster L.L.C. and Sleepmaster Finance Corporation (the "Securities")

      Reference is made to the Indenture, dated as of May 18, 1999 (the "Indenture"), among Sleepmaster L.L.C., a New Jersey limited liability company (the "Company"), Sleepmaster Finance Corporation, a Delaware corporation ("Finance Corp." and, together with the Company, the "Issuers"), Herr Manufacturing Company, a Pennsylvania corporation, Palm Beach Bedding Company, a Florida corporation and Lower Road Associates, LLC, a New Jersey limited liability company, and United States Trust Company of New York, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

      This certificate relates to US$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). _____________________

      The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

      The Owner has requested that the Specified Securities be exchanged for Securities bearing no Private Placement Legend pursuant to Section 307(b) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Issuers or from an affiliate of the Issuers, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuers. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers and the Initial Purchasers.

Dated:
                                    (Print the name of the Undersigned, as
                                    such term is defined in the second
                                    paragraph of this certificate.)


                                    By:_______________________________________
                                       Name:
                                       Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                      APPENDIX I

                            [FORM OF TRANSFER NOTICE]

      FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
-----------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)


-------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


-------------------------------------------------------------------------------
attorney to transfer such Security on the books of the Issuers with full power of substitution in the premises.

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                   ON ALL CERTIFICATES FOR SERIES A SECURITIES
                       EXCEPT PERMANENT OFFSHORE PHYSICAL
                                  CERTIFICATES]

      In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or __________, 2001, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ]   (a)   this Security is being transferred in compliance with the
            exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or
                                       --

[ ]   (b)   this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.

Date: _______________________


                              ---------------------------------------
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.


Signature Guarantee: _____________________________

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

      The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:__________________      _________________________________________
                              NOTICE:  To be executed by an authorized signatory

                                                                     APPENDIX II


                         FORM OF TRANSFEREE CERTIFICATE


I or we assign and transfer this Security to:





Please insert social security or other identifying number of assignee




________________________________________________________________________________


________________________________________________________________________________


Print or type name, address and zip code of assignee and irrevocably appoint_________________________________________________________________________


[Agent], to transfer this Security on the books of the Issuers. The Agent may substitute another to act for him.


Dated  ____________________          Signed____________________________________
(Sign exactly as name appears on the other side of this Security)


[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17 Ad-15]



                                     - 1 -